UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07538

LORD ABBETT SECURITIES TRUST

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Thomas R. Phillips, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 10/31

Date of reporting period: 10/31/2010

Item 1:	Report(s) to Shareholders.

2010

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Alpha Strategy Fund

Fundamental Equity Fund

International Core Equity Fund

International Dividend Income Fund

International Opportunities Fund

Large Cap Value Fund

Value Opportunities Fund

For the fiscal year ended October 31, 2010

Lord Abbett Securities Trust

Annual Report

For the fiscal year ended October 31, 2010

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Securities Trust for the fiscal year ended October 31, 2010. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Funds, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Funds’ portfolio managers.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

Alpha Strategy Fund

For the fiscal year ended October 31, 2010, the Fund returned 27.36%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the combined 85% Russell 2000® Index1/15% S&P Developed Ex-U.S. Small Cap Index,2 which returned 25.28% over the same period.

For the 12-month fiscal period, domestic equity markets (as represented by the S&P 500® Index3) outperformed foreign equity markets (as represented by the MSCI EAFE Index with Gross Dividends4). Furthermore, growth stocks (as represented by the Russell 3000® Growth Index5) outperformed value stocks (as represented by the Russell 3000® Value Index6) while small cap stocks (as represented by the Russell 2000® Index7) outperformed micro cap stocks (as represented by the Russell Microcap® Index8) for the 12-month fiscal period.

All of the Lord Abbett mutual funds among which the Alpha Strategy Fund allocates its assets enjoyed positive performance for the period. The most significant contributors to the Alpha Strategy Fund’s performance were growth stocks in the Developing Growth and Micro

Cap Growth Funds and value stocks in the Small Cap Value and Micro Cap Value Funds. In both the Developing Growth and Micro Cap Growth Funds, performance was helped by positions in the information technology, health care, and consumer discretionary sectors. The most significant contributor to the Developing Growth Fund’s performance was information technology holding Netezza Corporation, a provider of data warehouse, analytic, and monitoring appliances. In addition, the most significant contributor to the Micro Cap Growth Fund’s performance was health care holding NxStage Medical, Inc., a medical device developer and manufacturer of products for the treatment of kidney failure, fluid overload, and related blood treatments and procedures.

In the Small Cap Value Fund, performance benefited from positions in the industrials and health care sectors. The most significant contributor to the Fund’s performance was industrials holding Hexcel Corporation, a developer and manufacturer of lightweight composites for use in aerospace, space, defense, and industrial applications. In addition, the Micro Cap Value Fund’s performance was boosted by positions in the materials and consumer discretionary sectors. Further, the Fund’s underweight position versus the benchmark, the Russell Microcap® Value Index,9 in the financials sector also contributed to relative performance. The most significant contributor to the Fund was information technology holding Radiant Systems, Inc., a technology provider focused on solutions for managing site operations in the hospitality and retail industries.

The most significant detractors to the Alpha Strategy Fund’s performance were the Small Cap Blend and International Opportunities Funds. In the Small Cap Blend Fund, performance was hampered by positions in the information technology, consumer discretionary, industrials, financials, and energy sectors. The most significant detractor to the Small Cap Blend Fund’s performance was consumer discretionary holding Lincoln Educational Services Corporation, a U.S.-based provider of career-oriented post-secondary education. In the International Opportunities Fund, performance was hurt by positions in the information technology and consumer discretionary sectors. The most significant detractor from the International Opportunities Fund’s performance was consumer discretionary holding Bellway plc, a United Kingdom-based homebuilder.

Fundamental Equity Fund

For the fiscal year ended October 31, 2010, the Fund returned 19.06%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell 3000® Value Index6, which returned 16.40% over the same period.

The broad market generally advanced during the beginning of 2010, peaked in April, and then entered a period of dramatic uncertainty. The United States experienced downward revisions to gross domestic product (GDP), a fear of deflation, and a need for additional monetary easing. We continue to seek out investments in high-quality companies that we believe are capable of maintaining their strong competitive positions during the kinds of difficult economic environments we have experienced over the past two years.

The largest contributors to performance during this period were stock selection within the industrials and consumer discretionary sectors. Within industrials, railroad operator Kansas City Southern saw strong financial performance driven by a recovery in the U.S. economy, rapid growth in its Mexico subsidiary, and returns from successful capital investments made over the past several quarters. Shares of Eaton Corp., a maker of fluid power systems and vehicle transmissions, rose on better than expected earnings driven by its rapidly recovering end markets. Within consumer discretionary, shares of Wabco Holdings Inc., a commercial vehicle parts manufacturer, benefited from a recovery in European truck production levels, as well as higher sales and profits in emerging markets.

The Fund’s relative performance was hampered by stock selection within utilities and a lack of exposure to the telecommunication services sector, which was one of the benchmark’s strongest performing sectors during the year. Negative stock selection within the information technology sector also hampered relative performance, as shares of security software developer McAfee, Inc. fell on a drop in profits owing to a faulty antivirus update and foreign currency headwinds. Adobe Systems Inc., a software company, saw its shares stumble after reporting weakening sales and a disappointing outlook.

International Core Equity Fund

For the fiscal year October 31, 2010, the Fund returned 8.95%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the MSCI EAFE Index with Gross Dividends,4 which returned 8.82% over the same period.

Global markets had a volatile run during this period with developed markets, specifically the eurozone, faring badly compared with global emerging markets. While the eurozone endeavors to resolve investors’ concerns about peripheral Europe (i.e., Greece, Spain, Portugal, and Ireland), growth is more evident in the Asian economies (excluding Japan) and in Latin America, where debt levels and government finances generally were in far better shape than in Europe. The Fund’s exposure to emerging markets both directly and indirectly (by owning global companies deriving revenues from emerging markets) contributed significantly to the Fund’s returns.

Overall, the Fund benefited from strong stock selection, particularly in the industrials and information technology sectors. Within the industrials sector, shares of Weichai Power Co., Ltd., a China-based automobile and component manufacturer, were propelled by a strong rally in the latter part of the fiscal year due to record-high sales, particularly in the heavy duty truck sector, where Weichai Power Co. Ltd. has strong market share, and also benefited from good cost controls. Another significant contributor was GEA Group AG, a Germany-based specialty mechanical engineer, whose shares profited from the company’s restructuring of divisions, which resulted in overall cost savings for the company. Within the information technology sector, shares of Sohu.com, Inc., an Internet company headquartered in China, but incorporated in the United States, rose as the company increased guidance for the fourth quarter 2010, driven by its gaming division.

On the negative side, stock selection in the energy and health care sectors hurt performance. Within the energy sector, shares of Transocean Ltd., a Switzerland-based provider of offshore contract drilling services for oil and gas wells, suffered due to the oil spill in the Gulf of Mexico in late April. Uncertainty regarding potential litigation hurt the company, which leased the rig that British Petroleum was using at the time of the spill. In addition, shares of Questerre Energy Corporation, a Canada-based oil and gas exploration and production company, dropped due to lower than expected oil well output and delays in the company’s oil well project in Quebec. In the health care sector, shares of Actelion Ltd., a Switzerland-based biopharmaceutical company, fell after Tracleer, the company’s idiopathic pulmonary fibrosis drug, failed to meet expected results in the Phase III trial testing. This unfavorable outcome along with delays in the company’s other drugs caused the share price to fall.

International Dividend Income Fund

For the fiscal year ended October 31, 2010, the Fund returned 9.58%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the MSCI All Country World Ex-U.S. Value Index with Gross Dividends,10 which returned 10.29% over the same period.

Global markets had a volatile run during this period with developed markets, specifically the eurozone, faring badly compared with global emerging markets. While the eurozone endeavors to resolve investors’ concerns about peripheral Europe (i.e., Greece, Spain, Portugal, and Ireland), growth is more evident in the Asian economies (excluding Japan) and in Latin America, where debt levels and government finances generally were in far better shape than in Europe. The Fund’s exposure to emerging markets both directly and indirectly (by owning global companies deriving revenues from emerging markets) contributed significantly to the Fund’s returns.

Overall, currency exposure, most notably in the Japanese yen, detracted from relative performance. The worst performing sector on a relative basis was consumer staples, where stock selection led to some underperforming stocks. Shares of Goodman Fielder Limited, an Australia-based manufacturer and distributor of food, beverages, and food ingredients, dropped due to lower than expected profits as competition within the fresh-baking segment has increased as wheat prices rise. Additionally, shares of Unilever plc, a United Kingdom-based supplier of consumer goods, dropped slightly, but exhibited volatile performance during the fiscal year, as a result of weak consumer demand within Western Europe and a rise in pricing competition in emerging market countries such as Brazil and India.

Contributing to performance was stock selection in half of the Fund’s sectors, with the best performing sector being energy. Shares of Baytex Energy Trust, a Canada- based oil and gas trust, benefited from a healthy balance sheet and success in its heavy oil business unit in the Seal property in Alberta. In addition, shares of Turkiye Petrol Rafinerileri A.S., a Turkey-based company engaged in the production and marketing of petroleum and petrochemical products, profited from strong earnings as the company outpaced its European competitors. The Fund’s underweight position relative to the benchmark within the financials sectors also benefited performance, as this sector was one of the poorer performing sectors for both the Fund and the benchmark.

International Opportunities Fund

For the fiscal year ended October 31, 2010, the Fund returned 21.21%, reflecting performance at the net asset value (NAV) of class A shares, with all distributions reinvested, compared to its benchmark, the S&P Developed Ex-U.S. SmallCap® Index,2 which returned 17.21% over the same period.

Global markets had a volatile run during this period with developed markets, specifically the eurozone, faring badly compared with global emerging markets. While the eurozone endeavors to resolve investors’ concerns about peripheral Europe (i.e., Greece, Spain, Portugal, and Ireland), growth is more evident in the Asian economies (excluding Japan) and in Latin America, where debt levels and government finances generally were in far better shape than in Europe. The Fund’s exposure to emerging markets both directly and indirectly (by owning global companies deriving revenues from emerging markets) contributed significantly to the Fund’s returns.

Overall, the Fund benefited from strong stock selection, particularly in the financials and consumer staples sectors. Within the financials sector, shares of Megaworld Corporation, a Philippines-based real estate company, were boosted due to the rise in the company’s residential project launches as demand for condominiums increased during the second and third quarters of 2010. Additionally, shares of Metropolitan Bank & Trust Company, one of the leading banks in the Philippines, benefited from the improving economic environment in the Philippines. Lending and yields have lowered significantly since the general election there in May. Within the consumer staples sectors, shares of Viscofan S.A., a Spain-based manufacturer and distributor of sausage casings, rose due to greater than expected profits during the first quarter of 2010. In particular, the appreciation of the U.S. dollar versus the euro during the first part of this year benefited the company as casing sales in the United States make up a significant portion of revenues.

Detracting from relative performance was stock selection in the information technology and consumer discretionary sectors. Within the information technology sector, shares of IBIDEN Co., Ltd., a Japan-based manufacturer of printed circuit boards and plastic packages, fell due to the company’s lower than expected operating profit forecast for the fiscal year 2011. In addition, shares of Axell Corporation, a Japan-based manufacturer of semiconductors for graphics large-scale integration (LSI) products, suffered upon weak first quarter results and the company’s announcement of lowered sales and operating profit projections for 2010. Competition from recycling pachinko (gaming device) machines and parts and an overall decrease in the production of pachinko machines could cut into Axell Corporation’s profits as graphics LSIs are used in pachinko machines. Within the consumer discretionary sector, shares of Bellway plc, a United Kingdom-based homebuilder, dropped due to investors’ concerns about the U.K. housing market, as well as recent austerity measures introduced by the new government.

Large Cap Value Fund

For the fiscal year ended October 31, 2010, the Large Cap Value Fund returned 10.69%, reflecting performance at the net asset value of Class A shares, with all distributions reinvested, compared to its benchmark, Russell 1000® Value Index11, which returned 15.71% over the same period.

This annual report covers the first full fiscal year since Daniel Frascarelli assumed leadership of the Large Cap Value Fund. Part of his technique was to maintain the benchmark aware approach previously employed in managing the Fund. The composition of the portfolio during the reporting period was weighted more towards cyclical exposure than the index (e.g., overweight consumer discretionary, materials). During the period, the Russell 1000 Value Index saw its composition change significantly during the annual Russell reconstitution. The major effects of the rebalancing of the index included a substantial move away from energy and relatively large increases in the weights of the consumer staples and health care sectors, thereby lowering the economic cyclicality of the index. During the fiscal year, the structure of the portfolio was impacted by the index rebalancing as well as the continuous reallocation of assets via portfolio management. Several impacts of the changes due to reconstitution include: a large increase in active weight within materials, a large decrease in exposure within financials, and a moderate increase and a moderate decrease in the active weights of the energy and consumer staples sectors, respectively.

The primary sources of underperformance during the fiscal year were weak stock selection and unfavorable sub-sector exposures. Within the financials sector, unfavorable stock selection was the largest detractor from relative performance. Shares of financial institutions Morgan Stanley and Goldman Sachs declined after the Securities and Exchange Commission initiated an investigation regarding a 2007 synthetic collateralized debt obligation transaction. Investors’ concerns completely overshadowed the firms’ quarterly earnings reports, which far exceeded analysts’ expectations.

Elsewhere within the sector, shares of Bank of America declined following the release of quarterly earnings, which were below analysts’ expectations after adjusting for non-core items. The weak results were attributable to declining net interest income resulting from net income margin compression, a contracting balance sheet and lower capital markets/trading revenues. The squeezing of its net income margin and the resulting reduction in net interest income have been a consistent theme among banking institutions during the period as the Federal Reserve Board maintained a low interest rate environment. The underweight position within the strong-performing real estate investment trusts and the overweight positions within the capital markets and diversified financial services areas detracted meaningfully.

Stock selection within the information technology sector detracted relatively, as shares of Adobe Systems Inc. slid early in the first quarter before recovering somewhat near the end of the quarter. Investors became concerned when monthly revenue data were tracking below analysts’ estimates. In addition, the company issued new long-term debt that will be used in part to pay down borrowing under the credit facility used for a recent acquisition. Later in the period (i.e., within the third quarter) shares of the software provider and developer declined after the company issued a strong quarterly earnings report but lowered guidance for the upcoming quarter.

Also, the underweight within health care affected portfolio performance negatively. The resultant modest declines can be attributed to the underweight positions within the pharmaceuticals industry, and to a lesser extent, the health care providers and services industry.

On the positive side, a beneficial overweight within the strong-performing materials sector was a key contributor to relative performance. Within the overweight chemical industry one of the strongest performers during the period was fertilizer company Potash, whose shares rose sharply after it received and rejected a takeover bid from BHP Billiton, a diversified natural resources company. Further, investors benefited from solid returns from Freeport McMoran Copper & Gold resulting from a strong third quarter earnings report. While the mining company’s better-than-consensus expectations results were aided by rising gold and copper prices, it was operational effectiveness that drove the outperformance. The company continued its strong performance into the fourth quarter when the company exceeded analysts’ expectations for sales volumes, realized prices, and copper cash costs. In addition, volumes were driven by strong demand from China.

During the second quarter heavy machinery manufacturer Caterpillar contributed relatively within the industrials sector as equipment orders and shipments both accelerated. The company stated that it was expanding its product offerings and capacity in its mining business. The company also announced an accretive acquisition of a locomotive manufacturer. In the following quarter the heavy machinery manufacturer reported earnings that were well ahead of consensus expectations, due in part to better than expected margins. The firm also raised its full-year revenue and earnings guidance. Elsewhere within the sector, Eaton Corporation, whose stock posted strong gains for the period, reported second quarter earnings well ahead of forecast estimates. The manufacturer of industrial power control systems reported solid results that were driven by higher than expected operating margins, cash flow, and revenues. The company raised its full year 2010 earning guidance as it looked towards growth in its end market demand.

The overweight position within the consumer discretionary sector was the largest contributing segment within the portfolio. The outperformance was sustained primarily by results within the hotels, restaurants and leisure industry and the automobiles industry. On a quarterly basis both the hotels, restaurants and leisure industry and the automobiles industry were relative contributors for a large percentage of the time during the reporting period. The top three performing stocks in the portfolio were integral to the outperformance by these areas, with the automobiles area being the top performing industry.

Value Opportunities Fund

For the fiscal year ended October 31, 2010, the Fund returned 24.03%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell 2500® Value Index12, which returned 26.88% over the same period.

The Small/Mid (smid) cap market segment, as measured by the Russell 2500® Index12, was the strongest performing sector over the past 12 months, with the index returning 27.76%. This edged out the 27.71% return of the Russell Midcap® Index and the 26.58% return of the Russell 2000 Index. Larger cap names lagged, with the Russell 1000 Index up only 17.67%.

Stock selection was weakest within the energy and information technology sectors for the period. Within the energy sector, Range Resources Corp., a natural gas exploration and development company, detracted from performance due in part to decreased natural gas prices, as well as increased spending and a capital expenditure increase directed to activities in the Marcellus Shale. Within the information technology sector, shares of Lender Processing Services, Inc., a software and programming company for mortgage lending companies, suffered within its Default Services segment due to delays in the foreclosure process in the United States. In addition, a high cash weighting within the portfolio detracted from performance for the year.

The Fund benefited from positive stock selection with the consumer discretionary and industrials sectors. Within the consumer discretionary sector, Interpublic Group of Cos., a global media and advertising company, experienced increased organic revenue growth during the first nine months of 2010 versus the same period of time in 2009. AnnTaylor Stores Corp., a women’s retail company, contributed to the portfolio during the time it was held, announcing better than expected sales for the fourth quarter of 2009 and the first quarter of 2010. We exited the position in May because we felt the company had reached full valuation. Within the industrials sector, Atlas Air Worldwide, an air transportation holding company, benefited from strong airfreight demand and tight supply.

Each Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

2  The S&P Developed Ex-U.S. Small Cap Index is the small cap and developed markets component of S&P’s Broad Market Index (BMI). The Small Cap Index includes the bottom 15% of market capitalizations per country.

3  The S&P 500® Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

4  The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. As of May 27, 2010, the MSCI EAFE Index consisted of the following 22 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI EAFE Index is calculated with both gross and net dividends. The MSCI EAFE Index with Gross Dividends approximates the maximum possible dividend reinvestment. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits.

5  The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

6  The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes.

7  The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 1000® Index.

8  The Russell Microcap® Index measures performance of the micro cap segment, representing less than 3% of the U.S. equity market. The Russell Microcap Index includes the smallest 1,000 securities in the small cap Russell 2000 Index plus the next smaller 1,000 securities.

9  The Russell Microcap® Value Index measures the performance of those Russell Microcap companies with lower price-to-book ratios and lower forecasted growth values.

10  The MSCI All Country World Ex-U.S. Value Index with Gross Dividends is an unmanaged index that reflects the stock markets of 23 developed and 22 emerging market country indexes, with values expressed in U.S. dollars. The index approximates the maximum possible dividend reinvestment. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits.

11  The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

12  The Russell 2500® Value Index measures the performance of those Russell 2500® Index companies with lower price-to-book ratios and lower forecasted growth values.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in each Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Funds offer several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place for Alpha Strategy Fund, International Core Equity Fund, International Dividend Income Fund and Value Opportunities Fund. Without such expense waivers and reimbursements, each of the Fund’s returns would have been lower.

The views of the Funds’ management and the portfolio holdings described above are as of October 31, 2010; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Funds. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See “Notes to Financial Statements” for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Alpha Strategy Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 2000® Index, 85% Russell 2000 Index/15% S&P Developed Ex-U.S. SmallCap Index, and the S&P Developed Ex-U.S. SmallCap Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waivers or reimbursements of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2010

	1 Year	5 Years	10 Years	Life of Class
Class A3	20.05%	6.02%	4.93%	–
Class B4	22.51%	6.44%	5.01%	–
Class C5	26.52%	6.59%	4.89%	–
Class F6	27.67%	–	–	-1.77%
Class I7	27.80%	7.67%	–	10.10%
Class R2[8]	27.03%	–	–	-2.27%
Class R3[9]	27.18%	–	–	-2.17%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2010, is calculated using the SEC-required uniform method to compute such return.

4    Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years, and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6    Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Class I shares commenced operations on October 19, 2004. Performance is at net asset value.

8    Class R2 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

9    Class R3 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

Fundamental Equity Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 3000® Value Index and the Russell 1000® Value Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2010

	1 Year	5 Years	10 Years	Life of Class
Class A3	12.21%	3.37%	4.55%	–
Class B4	14.48%	3.77%	4.64%	–
Class C5	18.32%	3.92%	4.53%	–
Class F6	19.42%	–	–	-1.21%
Class I7	19.54%	4.99%	–	9.90%
Class P8	19.05%	4.50%	–	5.27%
Class R2[9]	18.81%	–	–	-1.69%
Class R3[10]	18.96%	–	–	-1.61%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2010, is calculated using the SEC-required uniform method to compute such return.

4    Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years, and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6    Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Class I shares commenced operations on March 31, 2003. Performance is at net asset value.

8    Class P shares commenced operations on August 15, 2001. Performance is at net asset value.

9    Class R2 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

10   Class R3 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

International Core Equity Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE® Index”) with Gross Dividends and the MSCI EAFE® Index with Net Dividends assuming reinvestment of all dividends and distributions. The MSCI EAFE Index with Net Dividends reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the MSCI EAFE Index. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waivers or reimbursements of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2010

	1 Year	5 Years	Life of Class
Class A3	2.72%	3.04%	5.22%
Class B4	4.23%	3.40%	5.45%
Class C5	8.21%	3.57%	5.45%
Class F6	9.25%	–	-7.22%
Class I7	9.31%	4.62%	6.50%
Class P8	8.84%	4.15%	6.03%
Class R2[9]	8.86%	–	-7.27%
Class R3[10]	8.89%	–	-7.56%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance of each index begins on December 31, 2003.

3    Class A shares commenced operations on December 15, 2003 and performance for the Class began on December 31, 2003. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2010, is calculated using the SEC-required uniform method to compute such return.

4    Class B shares commenced operations on December 15, 2003 and performance for the Class began on December 31, 2003. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for the Life of the Class. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    Class C shares commenced operations on December 15, 2003 and performance for the Class began on December 31, 2003. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6    Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Class I shares commenced operations on December 15, 2003 and performance for the Class began on December 31, 2003. Performance is at net asset value.

8    Class P shares commenced operations on December 15, 2003 and performance for the Class began on December 31, 2003. Performance is at net asset value.

9    Class R2 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

10   Class R3 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

International Dividend Income Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Value Index with Gross Dividends and the MSCI All Country World Ex-U.S. Value Index with Net Dividends, assuming reinvestment of all dividends and distributions. The MSCI All Country World Ex-U.S. Value Index with Net Dividends reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the MSCI All Country World Ex-U.S. Value Index. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waivers or reimbursements of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2010

	1 Year	Life of Class
Class A3	3.30%	-4.09%
Class C4	8.99%	-2.26%
Class F5	9.95%	-1.41%
Class I6	10.03%	-1.30%
Class R2[7]	9.96%	-1.36%
Class R3[8]	9.62%	-1.50%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance of each index begins on June 30, 2008.

3    Class A shares commenced operations on June 23, 2008 and performance for the Class began on June 30, 2008. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2010, is calculated using the SEC-required uniform method to compute such return.

4    Class C shares commenced operations on June 23, 2008 and performance for the Class began on June 30, 2008. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

5    Class F shares commenced operations on June 23, 2008 and performance for the Class began on June 30, 2008. Performance is at net asset value.

6    Class I shares commenced operations on June 23, 2008 and performance for the Class began on June 30, 2008. Performance is at net asset value.

7    Class R2 shares commenced operations on June 23, 2008 and performance for the Class began on June 30, 2008. Performance is at net asset value.

8    Class R3 shares commenced operations on June 23, 2008 and performance for the Class began on June 30, 2008. Performance is at net asset value.

International Opportunities Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the S&P Developed Ex-U.S. SmallCap Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2010

	1 Year	5 Years	10 Years	Life of Class
Class A3	14.27%	3.39%	0.09%	–
Class B4	16.35%	3.76%	0.15%	–
Class C5	20.34%	3.93%	0.07%	–
Class F6	21.47%	–	–	-6.88%
Class I7	21.50%	4.97%	1.02%	–
Class P7	21.05%	4.53%	0.69%	–
Class R2[8]	20.90%	–	–	-7.34%
Class R3[9]	21.04%	–	–	-7.16%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2010, is calculated using the SEC-required uniform method to compute such return.

4    Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years, and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6    Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Performance is at net asset value.

8    Class R2 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

9    Class R3 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

Large Cap Value Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 1000® Value Index and the S&P 500® Value Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waivers or reimbursements of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2010

	1 Year	5 Years	Life of Class
Class A3	4.27%	-1.26%	2.62%
Class B4	5.96%	-0.87%	2.76%
Class C5	10.03%	-0.69%	2.79%
Class F6	10.98%	–	-8.59%
Class I7	11.08%	0.27%	3.81%
Class P8	10.55%	-0.17%	3.35%
Class R2[9]	–	–	-2.47%	*
Class R3[10]	–	–	-2.67%	*

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index begins on June 30, 2003.

3    Class A shares commenced operations on June 23, 2003 and performance for the Class began on June 30, 2003. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2010, is calculated using the SEC-required uniform method to compute such return.

4    Class B shares commenced operations on June 23, 2003 and performance for the Class began on June 30, 2003. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for the Life of the Class. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    Class C shares commenced operations on June 23, 2003 and performance for the Class began on June 30, 2003. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6    Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Class I shares commenced operations on June 23, 2003 and performance for the Class began on June 30, 2003. Performance is at net asset value.

8    Class P shares commenced operations on June 23, 2003 and performance for the Class began on June 30, 2003. Performance is at net asset value.

9    Class R2 shares commenced operations and performance for the Class began on March 23, 2010. Performance is at net asset value.

10   Class R3 shares commenced operations and performance for the Class began on March 23, 2010. Performance is at net asset value.

*    Because Class R2 and R3 shares have existed for less than one year, average annual returns are not provided.

Value Opportunities Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 2500® Value Index and the Russell 2500® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waivers or reimbursements of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2010

	1 Year	Life of Class
Class A3	16.91%	8.33%
Class B4	19.18%	8.69%
Class C5	23.18%	8.98%
Class F6	24.25%	2.12%
Class I7	24.42%	10.06%
Class P8	23.92%	9.56%
Class R2[9]	23.62%	1.61%
Class R3[10]	23.73%	1.71%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index begins on December 30, 2005.

3    Class A shares commenced operations on December 20, 2005 and performance for the Class began on December 30, 2005. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2010, is calculated using the SEC-required uniform method to compute such return.

4    Class B shares commenced operations on December 20, 2005 and performance for the Class began on December 30, 2005. Performance reflects the deduction of a CDSC of 4% for 1 year and 2% for life of the Class. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    Class C shares commenced operations on December 20, 2005 and performance for the Class began on December 30, 2005. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6    Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Class I shares commenced operations on December 20, 2005 and performance for the Class began on December 30, 2005. Performance is at net asset value.

8    Class P shares commenced operations on December 20, 2005 and performance for the Class began on December 30, 2005. Performance is at net asset value.

9    Class R2 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

10   Class R3 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

Expense Examples

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 through October 31, 2010).

Actual Expenses

For each class of each Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period 5/1/10 – 10/31/10” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Alpha Strategy Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/10	10/31/10	5/1/10 - 10/31/10
Class A
Actual	$1,000.00	$1,040.80	$1.80
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.44	$1.79
Class B
Actual	$1,000.00	$1,037.50	$5.14
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$5.09
Class C
Actual	$1,000.00	$1,037.20	$5.13
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$5.09
Class F
Actual	$1,000.00	$1,041.80	$0.51
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.70	$0.51
Class I
Actual	$1,000.00	$1,042.50	$0.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,025.21	$0.00
Class R2
Actual	$1,000.00	$1,039.70	$3.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.19	$3.06
Class R3
Actual	$1,000.00	$1,039.70	$2.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.69	$2.55

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.35% for Class A, 1.00% for Classes B and C, 0.10% for Class F, 0.00% for Class I, 0.60% for Class R2 and 0.50% for Class R3) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Portfolio Allocation

October 31, 2010

Portfolio Allocation	%*
Equity	99.88%
Short-Term Investment	0.12%
Total	100.00%

*	Represents percent of total investments.

Fundamental Equity Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/10	10/31/10	5/1/10 - 10/31/10
Class A
Actual	$1,000.00	$995.00	$5.58
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.59	$5.65
Class B
Actual	$1,000.00	$992.10	$8.89
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.31	$9.00
Class C
Actual	$1,000.00	$992.10	$8.84
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.31	$8.94
Class F
Actual	$1,000.00	$996.60	$4.33
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.86	$4.38
Class I
Actual	$1,000.00	$996.70	$3.82
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.36	$3.87
Class P
Actual	$1,000.00	$994.10	$6.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.09	$6.16
Class R2
Actual	$1,000.00	$993.20	$6.83
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.37	$6.92
Class R3
Actual	$1,000.00	$994.10	$6.33
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.85	$6.41

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.11% for Class A, 1.77% for Class B, 1.76% for Class C, 0.86% for Class F, 0.76% for Class I, 1.21% for Class P, 1.36% for Class R2 and 1.26% for Class R3) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2010

Sector*	%**	Sector*	%**
Consumer Discretionary	9.64%	Information Technology	10.13%
Consumer Staples	3.16%	Materials	8.65%
Energy	15.34%	Utilities	2.55%
Financials	20.25%	Short-Term Investment	2.63%
Health Care	14.91%	Total	100.00%
Industrials	12.74%

*	A sector may comprise several industries.
**	Represents percent of total investments.

International Core Equity Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/10	10/31/10	5/1/10 - 10/31/10
Class A
Actual	$1,000.00	$1,063.20	$5.82
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.55	$5.70
Class B
Actual	$1,000.00	$1,059.60	$9.19
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.27	$9.00
Class C
Actual	$1,000.00	$1,059.50	$9.19
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.27	$9.00
Class F
Actual	$1,000.00	$1,065.30	$4.53
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.83	$4.43
Class I
Actual	$1,000.00	$1,065.40	$4.01
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.33	$3.92
Class P
Actual	$1,000.00	$1,062.70	$6.34
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.06	$6.21
Class R2
Actual	$1,000.00	$1,062.10	$7.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.36	$6.97
Class R3
Actual	$1,000.00	$1,062.90	$6.60
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.83	$6.46

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.12% for Class A, 1.77% for Classes B and C, 0.87% for Class F, 0.77% for Class I, 1.22% for Class P, 1.37% for Class R2 and 1.27% for Class R3) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2010

Sector*	%**	Sector*	%**
Consumer Discretionary	12.76%	Information Technology	7.50%
Consumer Staples	11.59%	Materials	9.21%
Energy	6.26%	Telecommunication Services	7.28%
Financials	19.98%	Utilities	5.30%
Health Care	5.35%	Short-Term Investment	1.38%
Industrials	13.39%	Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

International Dividend Income Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/10	10/31/10	5/1/10 - 10/31/10
Class A
Actual	$1,000.00	$1,056.00	$5.80
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.57	$5.70
Class C
Actual	$1,000.00	$1,053.00	$9.16
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.30	$9.00
Class F
Actual	$1,000.00	$1,058.40	$4.51
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.82	$4.43
Class I
Actual	$1,000.00	$1,057.60	$3.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.32	$3.92
Class R2
Actual	$1,000.00	$1,057.60	$3.89
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.43	$3.82
Class R3
Actual	$1,000.00	$1,056.00	$6.58
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.81	$6.46

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.12% for Class A, 1.77% for Class C, 0.87% for Class F, 0.77% for Class I, 0.75% for Class R2 and 1.27% for Class R3) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2010

Sector*	%**
Consumer Discretionary	10.61%
Consumer Staples	7.09%
Energy	6.90%
Financials	25.09%
Health Care	3.27%
Industrials	14.11%
Information Technology	5.05%
Materials	5.72%
Telecommunication Services	8.22%
Utilities	10.94%
Short-Term Investment	3.00%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

International Opportunities Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/10	10/31/10	5/1/10 - 10/31/10
Class A
Actual	$1,000.00	$1,108.50	$8.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.54	$7.73
Class B
Actual	$1,000.00	$1,105.00	$11.51
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.25	$11.02
Class C
Actual	$1,000.00	$1,105.60	$11.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.25	$11.02
Class F
Actual	$1,000.00	$1,110.10	$6.75
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.81	$6.46
Class I
Actual	$1,000.00	$1,110.40	$6.22
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.30	$5.95
Class P
Actual	$1,000.00	$1,108.70	$8.61
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.04	$8.24
Class R2
Actual	$1,000.00	$1,107.50	$9.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.28	$9.00
Class R3
Actual	$1,000.00	$1,108.00	$8.82
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.82	$8.44

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.52% for Class A, 2.17% for Classes B and C, 1.27% for Class F, 1.17% for Class I, 1.62% for Class P, 1.77% for Class R2 and 1.66% for Class R3) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2010

Sector*	%**	Sector*	%**
Consumer Discretionary	23.63%	Information Technology	7.60%
Consumer Staples	11.65%	Materials	8.25%
Energy	3.62%	Telecommunication Services	0.64%
Financials	17.59%	Utilities	4.89%
Health Care	3.58%	Short-Term Investment	1.95%
Industrials	16.60%	Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Large Cap Value Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/10	10/31/10	5/1/10 - 10/31/10
Class A
Actual	$1,000.00	$955.60	$5.82
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.24	$6.01
Class B
Actual	$1,000.00	$952.90	$9.01
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.96	$9.30
Class C
Actual	$1,000.00	$952.90	$9.01
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.96	$9.30
Class F
Actual	$1,000.00	$956.40	$4.59
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.50	$4.74
Class I
Actual	$1,000.00	$956.80	$4.09
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.02	$4.23
Class P
Actual	$1,000.00	$954.80	$6.21
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.84	$6.41
Class R2
Actual	$1,000.00	$956.70	$4.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.06	$4.18
Class R3
Actual	$1,000.00	$955.60	$6.70
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.36	$6.92

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.18% Class A, 1.83% for Classes B and C, 0.93% for Class F, 0.83% for Class I, 1.26% for Class P, 0.82% for Class R2 and 1.36% for Class R3) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2010

Sector*	%**	Sector*	%**
Consumer Discretionary	12.22%	Information Technology	6.71%
Consumer Staples	6.82%	Materials	8.80%
Energy	13.75%	Telecommunication Services	4.07%
Financials	24.03%	Utilities	1.40%
Health Care	11.66%	Short-Term Investment	2.18%
Industrials	8.36%	Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Value Opportunities Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/10	10/31/10	5/1/10 - 10/31/10
Class A
Actual	$1,000.00	$984.30	$6.75
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.24	$6.87
Class B
Actual	$1,000.00	$980.40	$9.98
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.96	$10.16
Class C
Actual	$1,000.00	$980.40	$9.98
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.96	$10.16
Class F
Actual	$1,000.00	$985.00	$5.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.54	$5.60
Class I
Actual	$1,000.00	$985.80	$5.01
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.00	$5.09
Class P
Actual	$1,000.00	$983.60	$7.25
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.74	$7.37
Class R2
Actual	$1,000.00	$982.20	$7.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.98	$8.13
Class R3
Actual	$1,000.00	$982.90	$7.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.54	$7.63

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.35% for Class A, 2.00% for Classes B and C, 1.10% for Class F, 1.00% for Class I, 1.45% for Class P, 1.60% for Class R2 and 1.50% for Class R3) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2010

Sector*	%**	Sector*	%**
Consumer Discretionary	13.46%	Information Technology	13.58%
Consumer Staples	2.18%	Materials	9.38%
Energy	6.91%	Utilities	3.61%
Financials	16.12%	Short-Term Investment	6.09%
Health Care	6.94%	Total	100.00%
Industrials	21.73%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

ALPHA STRATEGY FUND October 31, 2010

Investments	Shares	Value (000)
INVESTMENTS IN UNDERLYING FUNDS(a) 99.87%
Lord Abbett Developing Growth Fund, Inc.—Class I*(b)	8,321,160	$167,921
Lord Abbett Securities Trust—International Opportunities Fund—Class I(c)	13,081,961	172,420
Lord Abbett Securities Trust—Micro-Cap Growth Fund—Class I*(c)	5,314,492	84,819
Lord Abbett Securities Trust—Micro-Cap Value Fund—Class I*(c)	3,252,429	77,766
Lord Abbett Blend Trust—Small-Cap Blend Fund—Class I*(d)	5,532,997	77,351
Lord Abbett Research Fund, Inc.—Small-Cap Value Fund—Class I*(c)	5,330,980	159,023
Lord Abbett Securities Trust—Value Opportunities Fund—Class I*(c)	5,357,688	78,062

Total Investments in Underlying Funds (cost $760,096,986)		817,362

Investments	Principal Amount (000)	Value (000)
SHORT-TERM INVESTMENT 0.12%

Repurchase Agreement
Repurchase Agreement dated 10/29/2010, 0.02% due 11/1/2010 with Fixed Income Clearing Corp. collateralized by $870,000 of Federal Home Loan Mortgage Corp. at 4.50% due 1/15/2014; value: $984,188; proceeds: $961,820 (cost $961,819)	$962	$962

Total Investments in Securities 99.99% (cost $761,058,805)		818,324

Other Assets in Excess of Liabilities 0.01%		44

Net Assets 100.00%		$818,368

*	Non-income producing security.
(a)	Affiliated issuers (See Note 10).
(b)	Fund investment objective is long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter.
(c)	Fund investment objective is long-term capital appreciation.
(d)	Fund investment objective is to seek long-term growth of capital by investing primarily in stocks of small companies.

See Notes to Financial Statements.

Schedule of Investments

FUNDAMENTAL EQUITY FUND October 31, 2010

Investments	Shares	Value (000)
COMMON STOCKS 97.25%

Aerospace & Defense 1.75%
Hexcel Corp.*	620,531	$11,027
United Technologies Corp.	590,000	44,114

Total		55,141

Airlines 0.77%
Southwest Airlines Co.	1,761,000	24,231

Auto Components 0.23%
Tenneco, Inc.*	221,211	7,216

Automobiles 1.87%
Ford Motor Co.*	4,175,000	58,993

Biotechnology 2.98%
Amgen, Inc.*	1,380,000	78,922
Human Genome Sciences, Inc.*	310,000	8,333
Onyx Pharmaceuticals, Inc.*	251,300	6,742

Total		93,997

Capital Markets 9.41%
Affiliated Managers Group, Inc.*	460,000	39,381
Charles Schwab Corp. (The)	1,240,000	19,096
Franklin Resources, Inc.	327,500	37,564
Goldman Sachs Group, Inc. (The)	365,000	58,747
Invesco Ltd.	941,200	21,648
Lazard Ltd. Class A	1,580,000	58,302
State Street Corp.	1,475,000	61,596

Total		296,334

Chemicals 2.44%
Air Products & Chemicals, Inc.	735,000	62,453

Investments	Shares	Value (000)
LyondellBasell Industries NV Class A (Netherlands)*(a)	539,871	$14,501

Total		76,954

Commercial Banks 6.34%
City National Corp.	625,000	32,231
Commerce Bancshares, Inc.	525,914	19,375
Cullen/Frost Bankers, Inc.	655,000	34,348
KeyCorp	2,875,000	23,546
Signature Bank*	274,800	11,608
TCF Financial Corp.	2,050,000	26,978
Wells Fargo & Co.	1,587,100	41,392
Zions Bancorporation	505,000	10,433

Total		199,911

Computers & Peripherals 0.25%
EMC Corp.*	372,900	7,835

Diversified Financial Services 1.53%
Bank of America Corp.	1,850,000	21,164
JPMorgan Chase & Co.	715,000	26,905

Total		48,069

Electric: Utilities 1.85%
NextEra Energy, Inc.	700,000	38,528
PPL Corp.	730,000	19,637

Total		58,165

Electrical Equipment 0.11%
AMETEK, Inc.	65,000	3,513

Electronic Equipment, Instruments & Components 0.11%
Plexus Corp.*	109,391	3,320

Energy Equipment & Services 3.02%
Halliburton Co.	1,215,000	38,710
Superior Energy Services, Inc.*	590,800	16,318

See Notes to Financial Statements.

Schedule of Investments (continued)

FUNDAMENTAL EQUITY FUND October 31, 2010

Investments	Shares	Value (000)
Energy Equipment & Services (continued)
Weatherford International Ltd. (Switzerland)*(a)	2,386,500	$40,117

Total		95,145

Food Products 3.15%
Archer Daniels Midland Co.	1,850,000	61,642
Bunge Ltd.	628,093	37,730

Total		99,372

Gas Utilities 0.70%
EQT Corp.	586,100	21,944

Health Care Equipment & Supplies 2.25%
Cooper Cos., Inc. (The)	494,122	24,380
Kinetic Concepts, Inc.*	430,500	16,372
Wright Medical Group, Inc.*	560,000	7,470
Zimmer Holdings, Inc.*	480,000	22,771

Total		70,993

Health Care Providers & Services 5.61%
AmerisourceBergen Corp.	295,800	9,708
Healthspring, Inc.*	266,664	7,784
Humana, Inc.*	796,900	46,451
McKesson Corp.	450,000	29,691
Patterson Cos., Inc.	360,000	9,954
UnitedHealth Group, Inc.	1,449,300	52,247
Universal Health Services, Inc. Class B	510,500	21,068

Total		176,903

Hotels, Restaurants & Leisure 0.88%
Carnival Corp. Unit	390,300	16,849
Marriott International, Inc. Class A	290,000	10,745

Total		27,594

Investments	Shares	Value (000)
Household Durables 0.97%
Fortune Brands, Inc.	565,000	$30,538

Industrial Conglomerates 1.62%
3M Co.	605,000	50,953

Information Technology Services 5.14%
Accenture plc Class A (Ireland)(a)	923,400	41,285
Fiserv, Inc.*	255,000	13,903
MasterCard, Inc. Class A	102,500	24,606
VeriFone Systems, Inc.*	1,650,000	55,820
Western Union Co. (The)	1,498,875	26,380

Total		161,994

Insurance 2.95%
Aflac, Inc.	571,900	31,964
Berkshire Hathaway, Inc. Class B*	359,400	28,594
Chubb Corp. (The)	321,200	18,636
MetLife, Inc.	337,700	13,619

Total		92,813

Machinery 7.85%
Eaton Corp.	510,000	45,303
EnPro Industries, Inc.*	485,000	17,043
Kennametal, Inc.	896,783	30,616
Pall Corp.	791,900	33,790
Parker Hannifin Corp.	397,500	30,429
RBC Bearings, Inc.*	280,610	9,350
Robbins & Myers, Inc.	407,200	11,821
Trinity Industries, Inc.	590,182	13,415
WABCO Holdings, Inc.*	1,196,351	55,535

Total		247,302

Media 4.97%
Interpublic Group of Cos., Inc. (The)*	5,175,000	53,561
Omnicom Group, Inc.	1,975,000	86,821
Walt Disney Co. (The)	448,900	16,210

Total		156,592

See Notes to Financial Statements.

Schedule of Investments (continued)

FUNDAMENTAL EQUITY FUND October 31, 2010

Investments	Shares	Value (000)
Metals & Mining 6.20%
Agnico-Eagle Mines Ltd. (Canada)(a)	325,000	$25,217
Barrick Gold Corp. (Canada)(a)	1,476,000	70,981
Newmont Mining Corp.	590,000	35,913
Reliance Steel & Aluminum Co.	877,300	36,715
United States Steel Corp.	616,400	26,376

Total		195,202

Oil, Gas & Consumable Fuels 12.30%
Anadarko Petroleum Corp.	825,000	50,795
Apache Corp.	185,000	18,689
Chevron Corp.	480,000	39,653
Devon Energy Corp.	355,000	23,082
El Paso Corp.	4,230,000	56,090
Exxon Mobil Corp.	2,305,000	153,213
Forest Oil Corp.*	128,611	3,952
QEP Resources, Inc.	430,000	14,203
Southwestern Energy Co.*	825,000	27,926

Total		387,603

Pharmaceuticals 4.04%
Abbott Laboratories	635,000	32,588
Teva Pharmaceutical Industries Ltd. ADR	490,000	25,431
Warner Chilcott plc Class A (Ireland)(a)	1,794,400	43,137
Watson Pharmaceuticals, Inc.*	560,000	26,124

Total		127,280

Road & Rail 0.63%
Heartland Express, Inc.	270,400	4,032
Kansas City Southern*	361,600	15,845

Total		19,877

Investments	Shares	Value (000)
Semiconductors & Semiconductor Equipment 2.42%
Intel Corp.	2,290,000	$45,960
National Semiconductor Corp.	587,676	8,051
Texas Instruments, Inc.	755,000	22,326

Total		76,337

Software 2.20%
Adobe Systems, Inc.*	873,500	24,589
Intuit, Inc.*	479,900	23,035
Microsoft Corp.	816,100	21,741

Total		69,365

Specialty Retail 0.42%
J. Crew Group, Inc.*	415,000	13,276

Textiles, Apparel & Luxury Goods 0.29%
VF Corp.	109,800	9,140

Total Common Stocks (cost $2,625,589,755)		3,063,902

See Notes to Financial Statements.

Schedule of Investments (concluded)

FUNDAMENTAL EQUITY FUND October 31, 2010

Investments	Principal Amount (000)	Value (000)
SHORT-TERM INVESTMENT 2.63%

Repurchase Agreement
Repurchase Agreement dated 10/29/2010, 0.02% due 11/1/2010 with Fixed Income Clearing Corp. collateralized by $24,510,000 of Federal Home Loan Mortgage Corp. at 4.50% due 1/15/2013 and $50,940,000 of Federal Home Loan Mortgage Corp. at 4.50% due 1/15/2014; value: $84,586,875; proceeds: $82,924,329 (cost $82,924,190)	$82,924	$82,924

Total Investments in Securities 99.88% (cost $2,708,513,945)		3,146,826

Other Assets in Excess of Liabilities 0.12%		3,900

Net Assets 100.00%		$3,150,726

ADR	American Depositary Receipt.
Unit	More than one class of securities traded together.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.

Schedule of Investments

INTERNATIONAL CORE EQUITY FUND October 31, 2010

Investments	Shares	U.S. $ Value (000)
LONG-TERM INVESTMENTS 97.04%

COMMON STOCKS 94.67%

Australia 2.38%

Chemicals 1.08%
Incitec Pivot Ltd.	2,921,996	$10,648

Multi-Line Retail 1.30%
Myer Holdings Ltd.	3,402,395	12,798

Total Australia		23,446

Belgium 1.51%

Beverages
Anheuser-Busch InBev NV	236,956	14,852

Brazil 5.30%

Commercial Banks 2.47%
Banco do Brasil SA	599,300	11,667
Banco Santander Brasil SA ADR	877,600	12,637

		24,304

Household Durables 0.88%
PDG Realty SA Empreendimentos e Participacoes	692,992	8,669

Real Estate Management & Development 0.75%
BR Malls Participacoes SA	773,800	7,395

Water Utilities 1.20%
Companhia de Saneamento Basico do Estado de Sao Paulo ADR*	257,900	11,853

Total Brazil		52,221

Canada 2.81%

Metals & Mining 0.84%
First Quantum Minerals Ltd.	93,900	8,223

Investments	Shares	U.S. $ Value (000)
Oil, Gas & Consumable Fuels 1.97%
Bankers Petroleum Ltd.*	947,595	$6,643
Pembina Pipeline Corp.	463,300	10,016
Questerre Energy Corp.*	1,617,783	2,749

		19,408

Total Canada		27,631

China 2.78%

Gas Utilities 0.38%
ENN Energy Holdings Ltd.	1,248,000	3,751

Independent Power Producers & Energy Traders 0.25%
China Resources Power Holdings Co., Ltd.	1,262,000	2,429

Internet Software & Services 1.04%
Sohu.com, Inc.*	137,900	10,274

Machinery 1.11%
Weichai Power Co., Ltd. H Shares	831,000	10,914

Total China		27,368

Denmark 0.86%

Beverages
Carlsberg A/S Class B	77,697	8,497

France 6.68%

Aerospace & Defense 0.98%
Safran SA	303,399	9,619

Construction & Engineering 1.27%
Vinci SA	234,321	12,517

Electrical Equipment 0.75%
Alstom SA	146,586	7,398

Food & Staples Retailing 1.25%
Carrefour SA	228,930	12,356

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL CORE EQUITY FUND October 31, 2010

Investments	Shares	U.S. $ Value (000)
France (continued)

Insurance 0.83%
AXA SA	446,955	$8,137

Multi-Line Retail 1.01%
PPR	60,731	9,957

Pharmaceuticals 0.59%
Sanofi-Aventis SA	30,006	2,096
Sanofi-Aventis SA ADR	105,800	3,715

		5,811

Total France		65,795

Germany 8.88%

Air Freight & Logistics 1.03%
Deutsche Post AG Registered Shares	543,471	10,136

Airlines 1.39%
Deutsche Lufthansa AG Registered Shares*	640,488	13,706

Automobiles 0.63%
Daimler AG Registered Shares*	93,190	6,151

Diversified Telecommunication Services 1.00%
Deutsche Telekom AG Registered Shares	679,188	9,841

Household Products 1.03%
Henkel KGaA	204,434	10,153

Industrial Conglomerates 0.96%
Siemens AG Registered Shares	82,947	9,476

Machinery 0.86%
GEA Group AG	325,116	8,502

Investments	Shares	U.S. $ Value (000)
Semiconductors & Semiconductor Equipment 0.75%
Dialog Semiconductor plc*	404,010	$7,372

Software 1.23%
SAP AG	231,018	12,048

Total Germany		87,385

Greece 0.63%

Electric: Utilities
Public Power Corp. SA	368,541	6,181

Hong Kong 2.52%

Chemicals 0.84%
Huabao International Holdings Ltd.	5,504,000	8,294

Insurance 0.13%
AIA Group Ltd.*	435,800	1,296

Specialty Retail 0.76%
GOME Electrical Appliances Holdings Ltd.*	22,042,000	7,422

Water Utilities 0.79%
Guangdong Investment Ltd.	15,508,000	7,783

Total Hong Kong		24,795

Indonesia 2.41%

Commercial Banks 0.69%
PT Bank Negara Indonesia (Persero) Tbk	15,512,000	6,769

Diversified Telecommunication Services 1.04%
PT Telekomunikasi Indonesia Tbk	10,038,367	10,221

Oil, Gas & Consumable Fuels 0.68%
PT Bumi Resources Tbk	27,144,000	6,758

Total Indonesia		23,748

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL CORE EQUITY FUND October 31, 2010

Investments	Shares	U.S. $ Value (000)
Ireland 0.99%

Information Technology Services
Accenture plc Class A	218,175	$9,755

Israel 1.71%

Pharmaceuticals
Teva Pharmaceutical Industries Ltd. ADR	324,045	16,818

Italy 3.76%

Commercial Banks 2.63%
Intesa Sanpaolo SpA	2,647,419	9,313
UniCredit SpA	6,347,040	16,546

		25,859

Diversified Telecommunication Services 1.13%
Telecom Italia SpA	7,291,468	11,183

Total Italy		37,042

Japan 10.84%

Auto Components 1.31%
Bridgestone Corp.	717,700	12,870

Automobiles 1.34%
Honda Motor Co., Ltd.	360,595	13,161

Chemicals 0.62%
Asahi Kasei Corp.	1,040,000	6,113

Commercial Banks 1.22%
Bank of Yokohama Ltd. (The)	2,437,000	11,993

Consumer Finance 0.62%
ORIX Corp.	66,660	6,080

Electronic Equipment, Instruments & Components 0.72%
Nippon Electric Glass Co., Ltd.	551,000	7,101

Investments	Shares	U.S. $ Value (000)
Household Durables 1.03%
Sony Corp.	304,500	$10,179

Machinery 1.02%
NSK Ltd.	1,325,000	10,044

Tobacco 0.38%
Japan Tobacco, Inc.	1,205	3,748

Trading Companies & Distributors 2.58%
Mitsui & Co., Ltd.	712,000	11,193
Sumitomo Corp.	1,122,100	14,223

		25,416

Total Japan		106,705

Luxembourg 0.38%

Metals & Mining
ArcelorMittal	117,923	3,790

Netherlands 3.66%

Diversified Financial Services 1.42%
ING Groep NV CVA*	1,308,021	13,963

Food & Staples Retailing 1.03%
Koninklijke Ahold NV	730,320	10,093

Industrial Conglomerates 1.21%
Koninklijke Philips Electronics NV	394,673	11,936

Total Netherlands		35,992

Norway 2.67%

Chemicals 1.68%
Yara International ASA	314,958	16,564

Commercial Banks 0.99%
DnB NOR ASA	711,600	9,769

Total Norway		26,333

Poland 0.39%

Beverages
Central European Distribution Corp.*	151,800	3,790

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL CORE EQUITY FUND October 31, 2010

Investments	Shares	U.S. $ Value (000)
Singapore 1.08%

Commercial Banks
DBS Group Holdings Ltd.	989,100	$10,622

South Korea 3.28%

Auto Components 1.59%
Hyundai Mobis	63,114	15,705

Diversified Telecommunication Services 1.10%
KT Corp.	273,880	10,807

Semiconductors & Semiconductor Equipment 0.59%
Samsung Electronics Co., Ltd.	8,721	5,774

Total South Korea		32,286

Sweden 1.22%

Communications Equipment
Telefonaktiebolaget LM Ericsson ADR	1,096,100	12,046

Switzerland 2.24%

Food Products 1.49%
Nestle SA Registered Shares	267,304	14,641

Insurance 0.75%
Zurich Financial Services AG	30,238	7,402

Total Switzerland		22,043

Taiwan 0.85%

Computers & Peripherals
Wistron Corp.	4,055,065	8,330

Thailand 1.06%

Commercial Banks
Bangkok Bank Public Co., Ltd.	2,024,900	10,435

Investments	Shares	U.S. $ Value (000)
Turkey 1.74%

Automobiles 0.65%
Ford Otomotiv Sanayi AS	723,145	$6,338

Diversified Telecommunication Services 1.09%
Turk Telekomunikasyon AS	2,302,158	10,753

Total Turkey		17,091

United Kingdom 22.04%

Commercial Banks 3.25%
Barclays plc	3,314,558	14,584
HSBC Holdings plc	890,733	9,264
HSBC Holdings plc ADR	155,695	8,113

		31,961

Food & Staples Retailing 1.26%
Tesco plc	1,820,291	12,450

Insurance 1.79%
Aviva plc	1,332,911	8,503
Prudential plc	899,117	9,084

		17,587

Media 2.07%
Reed Elsevier plc	1,093,680	9,376
WPP plc	943,019	10,970

		20,346

Metals & Mining 3.61%
Anglo American plc	444,556	20,715
Vedanta Resources plc	445,927	14,827

		35,542

Multi-Utilities 1.33%
National Grid plc	1,382,485	13,070

Oil, Gas & Consumable Fuels 3.50%
BG Group plc	655,000	12,757
Tullow Oil plc	1,144,841	21,738

		34,495

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL CORE EQUITY FUND October 31, 2010

Investments	Shares	U.S. $ Value (000)
United Kingdom (continued)

Pharmaceuticals 1.23%
GlaxoSmithKline plc ADR	310,795	$12,133

Tobacco 2.20%
British American Tobacco plc	260,830	9,947
Imperial Tobacco Group plc	366,810	11,749

		21,696

Wireless Telecommunication Services 1.80%
Vodafone Group plc	6,495,896	17,679

Total United Kingdom		216,959

Total Common Stocks (cost $790,394,323)		931,956

PREFERRED STOCKS 2.37%

Brazil 0.64%

Independent Power Producers & Energy Traders
Companhia Energetica de Sao Paulo B Shares	393,500	6,260

Germany 1.73%

Health Care Equipment & Supplies
Fresenius SE	190,400	17,069

Total Preferred Stocks (cost $17,163,301)		23,329

Total Long-Term Investments (cost $807,557,624)		955,285

Investments	Principal Amount (000)	Value (000)
SHORT-TERM INVESTMENT 1.36%

Repurchase Agreement
Repurchase Agreement dated 10/29/2010, 0.02% due 11/1/2010 with Fixed Income Clearing Corp. collateralized by $6,405,000 of Federal Home Loan Mortgage Corp. at 4.50% due 1/15/2014 and $5,745,000 of Federal National Mortgage Assoc. at 4.125% due 4/15/2014; value: $13,638,118; proceeds: $13,368,478 (cost $13,368,456)	$13,368	$13,368

Total Investments in Securities 98.40% (cost $820,926,080)		968,653

Foreign Cash and Other Assets in Excess of Liabilities(a) 1.60%		15,762

Net Assets 100.00%		$984,415

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign Cash and Other Assets in Excess of Liabilities include net unrealized appreciation on forward foreign currency exchange contracts as follows:

See Notes to Financial Statements.

Schedule of Investments (concluded)

INTERNATIONAL CORE EQUITY FUND October 31, 2010

Open Forward Foreign Currency Exchange Contracts at October 31, 2010:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost On Origination Date	U.S. $ Current Value	Unrealized Appreciation (Depreciation)
Australian dollar	Buy	Barclays Bank plc	1/24/2011	14,730,000	$13,891,568	$14,284,377	$392,809
Australian dollar	Buy	Goldman Sachs	2/22/2011	12,235,000	11,832,468	11,821,500	(10,968)
Brazilian real	Sell	Morgan Stanley	1/18/2011	10,600,000	6,058,181	6,142,676	(84,495)
euro	Buy	Credit Suisse	2/22/2011	6,775,000	9,358,308	9,414,485	56,177
Israeli new shekel	Sell	Goldman Sachs	1/24/2011	38,646,500	10,386,052	10,619,300	(233,248)
Japanese yen	Buy	UBS AG	1/18/2011	2,955,000,000	34,570,703	36,749,775	2,179,072
South Korean won	Sell	Barclays Bank plc	1/18/2011	10,675,000,000	9,182,796	9,458,083	(275,287)

Net Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$2,024,060

See Notes to Financial Statements.

Schedule of Investments

INTERNATIONAL DIVIDEND INCOME FUND October 31, 2010

Investments	Shares	U.S. $ Value (000)
LONG-TERM INVESTMENTS 95.86%

COMMON STOCKS 95.03%

Australia 9.20%

Commercial Banks 2.08%
Australia & New Zealand Banking Group Ltd.	196,214	$4,769
National Australia Bank Ltd.	187,637	4,680

		9,449

Construction & Engineering 1.41%
UGL Ltd.	443,663	6,406

Diversified Financial Services 1.10%
ASX Ltd.	137,052	4,981

Food & Staples Retailing 0.84%
Metcash Ltd.	891,407	3,816

Insurance 0.70%
QBE Insurance Group Ltd.	187,628	3,158

Multi-Line Retail 1.22%
Myer Holdings Ltd.	1,473,807	5,544

Multi-Utilities 1.00%
DUET Group	2,686,179	4,565

Real Estate Investment Trusts 0.85%
GPT Group	1,419,016	3,878

Total Australia		41,797

Austria 1.98%

Air Freight & Logistics 1.50%
Oesterreichische Post AG	225,425	6,822

Insurance 0.48%
Vienna Insurance Group	40,438	2,175

Total Austria		8,997

Investments	Shares	U.S. $ Value (000)
Brazil 3.78%

Commercial Banks 1.23%
Banco do Brasil SA	286,200	$5,571

Household Durables 0.70%
PDG Realty SA Empreendimentos e Participacoes	253,329	3,169

Information Technology Services 0.39%
Redecard SA	137,400	1,778

Water Utilities 1.46%
Companhia de Saneamento Basico do Estado de Sao Paulo ADR*	144,400	6,637

Total Brazil		17,155

Canada 4.35%

Media 1.40%
Yellow Media, Inc. Unit	1,057,355	6,355

Oil, Gas & Consumable Fuels 2.95%
Baytex Energy Trust Unit	158,731	5,930
Pembina Pipeline Corp.	204,770	4,427
Penn West Energy Trust Unit	133,760	3,050

		13,407

Total Canada		19,762

China 0.77%

Commercial Banks
Bank of China Ltd. H Shares	5,831,000	3,491

Czech Republic 1.06%

Commercial Banks 0.51%
Komercni Banka AS	10,245	2,324

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL DIVIDEND INCOME FUND October 31, 2010

Investments	Shares	U.S. $ Value (000)
Czech Republic (continued)

Diversified Telecommunication Services 0.55%
Telefonica O2 Czech Republic AS	114,033	$2,510

Total Czech Republic		4,834

Finland 1.68%

Machinery
Konecranes OYJ	191,000	7,622

France 8.46%

Construction & Engineering 1.69%
Vinci SA	143,997	7,692

Electrical Equipment 1.33%
Schneider Electric SA	42,510	6,035

Insurance 0.87%
AXA SA	218,421	3,976

Media 2.15%
Metropole Television SA	266,379	6,507
PagesJaunes Groupe	295,859	3,253

		9,760

Multi-Line Retail 1.36%
PPR	37,695	6,180

Pharmaceuticals 1.06%
Sanofi-Aventis SA	68,792	4,805

Total France		38,448

Germany 4.38%

Air Freight & Logistics 1.64%
Deutsche Post AG Registered Shares	400,817	7,475

Chemicals 1.36%
BASF SE	84,680	6,162

Investments	Shares	U.S. $ Value (000)
Diversified Telecommunication Services 1.38%
Deutsche Telekom AG Registered Shares	433,751	$6,284

Total Germany		19,921

Greece 1.12%

Electric: Utilities
Public Power Corp. SA	303,565	5,091

Hong Kong 1.98%

Communications Equipment 1.06%
VTech Holdings Ltd.	461,000	4,797

Water Utilities 0.92%
Guangdong Investment Ltd.	8,342,000	4,186

Total Hong Kong		8,983

Indonesia 0.78%

Diversified Telecommunication Services
PT Telekomunikasi Indonesia Tbk ADR	87,600	3,538

Israel 0.78%

Chemicals
Israel Chemicals Ltd.	233,223	3,559

Italy 4.46%

Diversified Telecommunication Services 1.16%
Telecom Italia SpA	3,433,697	5,267

Electric: Utilities 1.06%
Enel SpA	848,500	4,845

Media 1.37%
Mediaset SpA	842,095	6,212

Oil, Gas & Consumable Fuels 0.87%
Eni SpA ADR	87,680	3,939

Total Italy		20,263

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL DIVIDEND INCOME FUND October 31, 2010

Investments	Shares	U.S. $ Value (000)
Japan 3.43%

Office Electronics 1.44%
Canon, Inc.	141,600	$6,546

Real Estate Investment Trusts 0.51%
MID REIT, Inc.	969	2,323

Trading Companies & Distributors 1.48%
Sumitomo Corp.	528,300	6,696

Total Japan		15,565

Luxembourg 0.50%

Metals & Mining
ArcelorMittal	71,212	2,289

Netherlands 1.88%

Industrial Conglomerates 0.97%
Koninklijke Philips Electronics NV	146,343	4,426

Oil, Gas & Consumable Fuels 0.91%
Royal Dutch Shell plc ADR	63,300	4,110

Total Netherlands		8,536

New Zealand 0.62%

Construction Materials
Fletcher Building Ltd.	451,567	2,826

Norway 0.79%

Specialty Retail
Statoil Fuel & Retail ASA*	503,804	3,570

Portugal 1.32%

Electric: Utilities
EDP—Energias de Portugal SA	1,570,834	6,010

Investments	Shares	U.S. $ Value (000)
Singapore 1.75%

Commercial Banks 0.93%
DBS Group Holdings Ltd.	391,975	$4,210

Real Estate Investment Trusts 0.82%
CapitaRetail China Trust	3,821,000	3,720

Total Singapore		7,930

South Africa 1.56%

Metals & Mining
Kumba Iron Ore Ltd.	125,039	7,104

South Korea 1.82%

Capital Markets 0.81%
Daishin Securities Co., Ltd.	270,090	3,696

Diversified Telecommunication Services 1.01%
KT Corp. ADR	221,800	4,589

Total South Korea		8,285

Spain 7.09%

Commercial Banks 2.33%
Banco Bilbao Vizcaya Argentaria SA	388,600	5,111
Banco Santander SA ADR	429,400	5,501

		10,612

Diversified Financial Services 1.01%
Bolsas y Mercados Espanoles SA	167,780	4,577

Gas Utilities 1.63%
Enagas SA	335,370	7,391

Insurance 1.17%
Mapfre SA	1,602,822	5,318

Oil, Gas & Consumable Fuels 0.95%
Repsol YPF SA	156,438	4,338

Total Spain		32,236

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL DIVIDEND INCOME FUND October 31, 2010

Investments	Shares	U.S. $ Value (000)
Switzerland 1.76%

Food Products 0.97%
Nestle SA Registered Shares	80,400	$4,404

Insurance 0.79%
Zurich Financial Services AG	14,677	3,593

Total Switzerland		7,997

Taiwan 2.10%

Computers & Peripherals 0.82%
Wistron Corp.	1,824,000	3,747

Semiconductors & Semiconductor Equipment 1.28%
Siliconware Precision Industries Co. ADR	1,042,120	5,815

Total Taiwan		9,562

Thailand 1.20%

Commercial Banks
Tisco Financial Group Public Co., Ltd.	3,876,700	5,431

Turkey 4.25%

Automobiles 1.51%
Ford Otomotiv Sanayi AS	780,856	6,844

Diversified Telecommunication Services 1.60%
Turk Telekomunikasyon AS	1,557,587	7,275

Oil, Gas & Consumable Fuels 1.14%
Tupras Turkiye Petrol Rafinerileri AS	194,707	5,177

Total Turkey		19,296

United Kingdom 19.17%

Capital Markets 0.89%
Man Group plc	966,085	4,037

Investments	Shares	U.S. $ Value (000)
Commercial Banks 1.39%
HSBC Holdings plc	607,910	$6,323

Food & Staples Retailing 0.89%
Tesco plc	594,198	4,064

Food Products 0.72%
Unilever plc	112,754	3,250

Insurance 2.69%
Aviva plc	691,515	4,411
Catlin Group Ltd.	775,002	4,330
Prudential plc	345,185	3,487

		12,228

Metals & Mining 0.69%
Vedanta Resources plc	94,755	3,150

Multi-Utilities 1.59%
National Grid plc	763,433	7,217

Pharmaceuticals 2.17%
AstraZeneca plc	65,251	3,272
GlaxoSmithKline plc	337,974	6,612

		9,884

Professional Services 1.08%
Hays plc	2,768,933	4,903

Road & Rail 2.84%
FirstGroup plc	725,695	4,743
Stagecoach Group plc	2,437,495	8,163

		12,906

Tobacco 2.58%
British American Tobacco plc	184,280	7,028
Imperial Tobacco Group plc	146,041	4,678

		11,706

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL DIVIDEND INCOME FUND October 31, 2010

Investments	Shares	U.S. $ Value (000)
United Kingdom (continued)

Wireless Telecommunication Services 1.64%
Vodafone Group plc	2,733,202	$7,439

Total United Kingdom		87,107

United States 1.01%

Tobacco
Altria Group, Inc.	180,800	4,596

Total Common Stocks (cost $379,387,281)		431,801

	Principal Amount (000)
CONVERTIBLE BOND 0.13%

Luxembourg

Metals & Mining
ArcelorMittal at 5.00% due 5/15/2014 (cost $475,000)	$475	625

	Shares
PREFERRED STOCK 0.70%

Brazil

Independent Power Producers & Energy Traders
Companhia Energetica de Sao Paulo B Shares (cost $3,351,177)	199,700	3,177

Total Long-Term Investments (cost $383,213,458)		435,603

Investments	Principal Amount (000)	Value (000)
SHORT-TERM INVESTMENT 2.97%

Repurchase Agreement
Repurchase Agreement dated 10/29/2010, 0.02% due 11/1/2010 with Fixed Income Clearing Corp. collateralized by $12,165,000 of Federal Home Loan Mortgage Corp. at 4.50% due 1/15/2014; value: $13,761,656 proceeds: $13,487,310 (cost $13,487,288)	$13,487	$13,487

Total Investments in Securities 98.83% (cost $396,700,746)		449,090

Foreign Cash and Other Assets in Excess of Liabilities 1.17%(a)		5,295

Net Assets 100.00%		$454,385

ADR	American Depositary Receipt.
Unit	More than one class of securities traded together.
*	Non-income producing security.
(a)	Foreign Cash and Other Assets in Excess of Liabilities include net unrealized appreciation on forward foreign currency exchange contracts as follows:

See Notes to Financial Statements.

Schedule of Investments (concluded)

INTERNATIONAL DIVIDEND INCOME FUND October 31, 2010

Open Forward Foreign Currency Exchange Contracts at October 31, 2010:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation (Depreciation)
Australian dollar	Buy	UBS AG	2/22/2011	4,550,000	$4,421,599	$4,396,226	$(25,373)
British pound	Sell	Prudential Securities	12/23/2010	7,800,000	12,182,820	12,493,423	(310,603)
British pound	Sell	Barclays Bank plc	2/22/2011	5,580,000	8,835,372	8,932,338	(96,966)
Canadian dollar	Buy	Credit Suisse	12/23/2010	17,450,000	16,582,881	17,088,685	505,804
Canadian dollar	Buy	UBS AG	2/22/2011	4,530,000	4,418,650	4,429,174	10,524
euro	Buy	Goldman Sachs	12/10/2010	15,100,000	20,047,213	21,006,478	959,265
euro	Buy	Credit Suisse	2/7/2011	6,340,000	8,841,333	8,812,334	(28,999)
euro	Buy	Credit Suisse	2/7/2011	9,400,000	12,998,790	13,065,605	66,815
Japanese yen	Sell	Morgan Stanley	2/22/2011	715,500,000	8,835,624	8,901,918	(66,294)

Net Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$1,014,173

See Notes to Financial Statements.

Schedule of Investments

INTERNATIONAL OPPORTUNITIES FUND October 31, 2010

Investments	Shares	U.S. $ Value (000)
LONG-TERM INVESTMENTS 96.52%

COMMON STOCKS 94.59%

Australia 3.63%

Chemicals 1.44%
Incitec Pivot Ltd.	1,463,196	$5,332

Multi-Line Retail 0.76%
Myer Holdings Ltd.	743,895	2,798

Multi-Utilities 0.70%
DUET Group	1,523,934	2,590

Trading Companies & Distributors 0.73%
Emeco Holdings Ltd.	3,107,808	2,709

Total Australia		13,429

Austria 0.70%

Hotels, Restaurants & Leisure
bwin Interactive Entertainment AG	54,044	2,585

Brazil 2.66%

Insurance 0.37%
Brasil Insurance Participaco*	1,700	1,350

Real Estate Management & Development 0.82%
BR Properties SA	312,800	3,017

Textiles, Apparel & Luxury Goods 0.50%
Restoque Comercio e Confeccoes de Roupas SA	226,605	1,864

Water Utilities 0.97%
Companhia de Saneamento Basico do Estado de Sao Paulo ADR*	78,000	3,585

Total Brazil		9,816

Investments	Shares	U.S. $ Value (000)
Canada 2.28%

Airlines 0.31%
Westjet Airlines Ltd.*	91,968	$1,133

Metals & Mining 1.20%
Equinox Minerals Ltd.*	817,500	4,441

Oil, Gas & Consumable Fuels 0.77%
Crescent Point Energy Corp.	56,600	2,242
Questerre Energy Corp.*	350,020	595

		2,837

Total Canada		8,411

China 1.94%

Food Products
Uni-President China Holdings Ltd.	5,000,000	3,561
Zhongpin, Inc.*	178,485	3,609

		7,170

Egypt 1.09%

Automobiles 0.49%
Ghabbour Auto	214,597	1,801

Capital Markets 0.60%
EFG-Hermes Holding SAE	444,308	2,217

Total Egypt		4,018

France 3.80%

Beverages 1.11%
Remy Cointreau SA	58,582	4,114

Computers & Peripherals 0.53%
Gemalto NV	42,696	1,944

Media 2.16%
Ipsos SA	108,063	5,197
Publicis Groupe	56,224	2,801

		7,998

Total France		14,056

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2010

Investments	Shares	U.S. $ Value (000)
Germany 9.39%

Aerospace & Defense 1.17%
MTU Aero Engines Holding AG	71,641	$4,327

Chemicals 1.61%
Symrise GmbH & Co. AG	196,220	5,960

Electrical Equipment 0.44%
Tognum AG	66,940	1,629

Industrial Conglomerates 1.68%
Rheinmetall AG	86,040	6,198

Life Sciences Tools & Services 1.36%
Gerresheimer AG*	127,068	5,028

Semiconductors & Semiconductor Equipment 1.13%
Dialog Semiconductor plc*	229,724	4,192

Textiles, Apparel & Luxury Goods 0.50%
Adidas AG	28,480	1,858

Trading Companies & Distributors 0.89%
Kloeckner & Co. SE*	148,147	3,278

Transportation Infrastructure 0.61%
Hamburger Hafen und Logistik AG	51,086	2,236

Total Germany		34,706

Greece 0.57%

Hotels, Restaurants & Leisure
Intralot SA-Integrated Lottery Systems & Services	481,690	2,105

Hong Kong 4.22%

Auto Components 1.12%
Minth Group Ltd.	2,224,000	4,160

Investments	Shares	U.S. $ Value (000)
Communications Equipment 0.43%
VTech Holdings Ltd.	153,000	$1,592

Hotels, Restaurants & Leisure 0.48%
REXLot Holdings Ltd.	19,075,000	1,772

Specialty Retail 1.30%
Hengdeli Holdings Ltd.	8,660,000	4,804

Textiles, Apparel & Luxury Goods 0.89%
Daphne International Holdings Ltd.	2,932,000	3,276

Total Hong Kong		15,604

Indonesia 1.43%

Commercial Banks 0.96%
PT Bank Negara Indonesia (Persero) Tbk	8,159,500	3,560

Real Estate Management & Development 0.47%
PT Bakrieland Development Tbk	97,272,500	1,720

Total Indonesia		5,280

Ireland 2.15%

Beverages 1.06%
C&C Group plc	840,691	3,896

Machinery 1.09%
Charter International plc	341,323	4,036

Total Ireland		7,932

Italy 8.10%

Beverages 0.51%
Davide Campari-Milano SpA	294,571	1,868

Capital Markets 1.39%
Azimut Holding SpA	503,302	5,135

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2010

Investments	Shares	U.S. $ Value (000)
Italy (continued)

Electric: Utilities 2.10%
Iren SpA	1,861,427	$3,272
Terna-Rete Elettrica Nationale SpA	973,220	4,490

		7,762

Electrical Equipment 0.69%
Prysmian SpA	131,803	2,555

Food Products 1.18%
Parmalat SpA	1,582,985	4,354

Internet & Catalog Retail 0.78%
Yoox SpA*	262,673	2,881

Textiles, Apparel & Luxury Goods 1.04%
Safilo Group SpA*	244,228	3,855

Transportation Infrastructure 0.41%
Ansaldo STS SpA	109,271	1,506

Total Italy		29,916

Japan 15.80%

Auto Components 1.34%
Keihin Corp.	120,000	2,557
Nifco, Inc.	95,700	2,411

		4,968

Chemicals 1.76%
JSR Corp.	266,300	4,610
ZEON Corp.	229,000	1,890

		6,500

Communications Equipment 0.91%
Hitachi Kokusai Electric, Inc.	369,000	3,352

Containers & Packaging 1.38%
FP Corp.	92,500	5,110

Diversified Consumer Services 1.10%
Benesse Holdings, Inc.	84,400	4,054

Investments	Shares	U.S. $ Value (000)
Electronic Equipment, Instruments & Components 0.86%
Nippon Electric Glass Co., Ltd.	248,000	$3,196

Health Care Equipment & Supplies 1.02%
Hogy Medical Co., Ltd.	82,800	3,766

Hotels, Restaurants & Leisure 0.65%
PGM Holdings KK	3,687	2,415

Household Durables 1.11%
Makita Corp.	117,200	4,122

Information Technology Services 0.78%
Obic Co., Ltd.	15,530	2,868

Internet & Catalog Retail 0.25%
DeNA Co., Ltd.	35,900	929

Internet Software & Services 0.49%
Gree, Inc.	142,600	1,800

Machinery 1.17%
Sumitomo Heavy Industries Ltd.	758,000	4,314

Multi-Line Retail 0.49%
Isetan Mitsukoshi Holdings Ltd.	165,608	1,828

Pharmaceuticals 0.53%
Rohto Pharmaceutical Co., Ltd.	157,000	1,945

Real Estate Investment Trusts 0.32%
United Urban Investment Corp.	172	1,182

Specialty Retail 1.00%
Nitori Co., Ltd.	42,000	3,695

Wireless Telecommunication Services 0.64%
Okinawa Cellular Telephone Co.	1,126	2,349

Total Japan		58,393

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2010

Investments	Shares	U.S. $ Value (000)
Netherlands 0.38%

Electrical Equipment
Draka Holding NV*	65,297	$1,390

Norway 1.05%

Specialty Retail
Statoil Fuel & Retail ASA*	544,817	3,861

Philippines 5.18%

Commercial Banks 2.59%
Metropolitan Bank & Trust Co.	2,617,530	4,767
Philippine National Bank*	2,913,260	4,808

		9,575

Real Estate Management & Development 2.59%
Filinvest Land, Inc.	90,219,000	2,894
Megaworld Corp.	111,896,000	6,659

		9,553

Total Philippines		19,128

Poland 0.35%
Beverages
Central European Distribution Corp.*	52,140	1,302

Spain 2.56%

Commercial Services & Supplies 0.24%
Prosegur Compania de Seguridad SA Registered Shares	14,885	892

Food Products 2.32%
Ebro Foods SA	154,739	3,402
Viscofan SA	147,850	5,151

		8,553

Total Spain		9,445

Investments	Shares	U.S. $ Value (000)
Sweden 1.17%

Food & Staples Retailing
Axfood AB	123,470	$4,331

Switzerland 4.12%

Capital Markets 0.98%
EFG International AG	293,400	3,608

Hotels, Restaurants & Leisure 0.74%
Orascom Development Holding AG*	8,017	487
Orascom Development Holding AG EDR*	745,640	2,241

		2,728

Household Durables 0.44%
Forbo Holding AG Registered Shares	3,067	1,647

Life Sciences Tools & Services 0.62%
Lonza Group AG Registered Shares	26,102	2,285

Specialty Retail 1.34%
Dufry Group Registered Shares*	42,763	4,967

Total Switzerland		15,235

Taiwan 1.29%

Computers & Peripherals
Wistron Corp.	2,327,566	4,781

Thailand 0.65%

Real Estate Management & Development
Quality Houses pcl	31,160,200	2,411

Turkey 1.41%

Food Products 0.69%
Ulker Biskuvi Sanayi AS	791,898	2,550

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2010

Investments	Shares	U.S. $ Value (000)
Turkey (continued)

Transportation Infrastructure 0.72%
TAV Havalimanlari Holding AS*	520,745	$2,672

Total Turkey		5,222

United Kingdom 18.67%

Aerospace & Defense 0.68%
Cobham plc	682,455	2,533

Airlines 0.78%
easyJet plc*	394,212	2,880

Beverages 1.14%
Britvic plc	547,089	4,229

Capital Markets 3.31%
BlueBay Asset Management plc	760,959	5,956
Schroders plc	247,989	6,274

		12,230

Chemicals 0.72%
Croda International plc	115,183	2,654

Commercial Services & Supplies 0.98%
Babcock International Group plc	389,455	3,619

Electrical Equipment 0.13%
Ceres Power Holdings plc*	371,701	487

Hotels, Restaurants & Leisure 1.64%
PartyGaming plc*	617,658	2,493
Sportingbet plc	3,450,697	3,553

		6,046

Household Durables 0.17%
Bellway plc	71,533	612

Insurance 2.28%
Amlin plc	587,574	3,828
Catlin Group Ltd.	821,626	4,591

		8,419

Investments	Shares	U.S. $ Value (000)
Internet Software & Services 0.70%
Telecity Group plc*	326,321	$2,603

Oil, Gas & Consumable Fuels 2.80%
Afren plc*	1,102,254	2,296
Dragon Oil plc*	597,275	4,230
Premier Oil plc*	141,265	3,805

		10,331

Professional Services 2.36%
Intertek Group plc	150,760	4,481
Michael Page International plc	560,587	4,233

		8,714

Software 0.35%
Micro Focus International plc	212,766	1,302

Specialty Retail 0.63%
Carphone Warehouse Group plc*	480,131	2,343

Total United Kingdom		69,002

Total Common Stocks (cost $281,410,361)		349,529

PREFERRED STOCKS 1.93%

Brazil 1.93%

Electric: Utilities 1.05%
Companhia de Transmissao de Energia Eletrica Paulista	124,042	3,867

Machinery 0.88%
Marcopolo SA	810,758	3,271

Total Preferred Stocks (cost $5,133,186)		7,138

Total Long-Term Investments (cost $286,543,547)		356,667

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2010

Investments	Principal Amount (000)	Value (000)
SHORT-TERM INVESTMENT 1.92%

Repurchase Agreement
Repurchase Agreement dated 10/29/2010, 0.02% due 11/1/2010 with Fixed Income Clearing Corp. collateralized by $6,395,000 of Federal Home Loan Mortgage Corp. at 4.50% due 1/15/2014; value: $7,234,344; proceeds: $7,087,640 (cost $7,087,628)	$7,088	$7,088

Total Investments in Securities 98.44% (cost $293,631,175)		363,755

Foreign Cash and Other Assets in Excess of Liabilities 1.56%(a)		5,765

Net Assets 100.00%		$369,520

ADR	American Depositary Receipt.
EDR	Egyptian Depositary Receipt.
*	Non-income producing security.
(a)	Foreign Cash and Other Assets in Excess of Liabilities include net unrealized depreciation on forward foreign currency exchange contracts as follows:

See Notes to Financial Statements.

Schedule of Investments (concluded)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2010

Open Forward Foreign Currency Exchange Contracts at October 31, 2010:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation (Depreciation)
Australian dollar	Buy	UBS AG	12/9/2010	2,700,000	$2,394,522	$2,633,094	$238,572
Brazilian real	Sell	UBS AG	12/9/2010	11,400,000	6,359,833	6,655,637	(295,804)
Canadian dollar	Buy	Goldman Sachs	12/9/2010	5,260,000	4,974,136	5,152,833	178,697
Canadian dollar	Buy	Barclays Bank plc	1/24/2011	2,670,000	2,573,990	2,612,586	38,596
Canadian dollar	Buy	Morgan Stanley	2/22/2011	11,985,000	11,668,549	11,718,246	49,697
euro	Sell	Merrill Lynch	11/2/2010	595,626	827,372	828,992	(1,620)
Japanese yen	Sell	Barclays Bank plc	12/9/2010	867,000,000	10,115,860	10,777,606	(661,746)
Philippine peso	Sell	UBS AG	2/14/2011	480,000,000	11,009,174	11,075,707	(66,533)
Singapore dollar	Buy	Credit Suisse	2/14/2011	6,550,000	5,058,306	5,060,974	2,668
South Korean won	Buy	Prudential Securities, Inc.	2/14/2011	8,950,000,000	7,897,988	7,924,094	26,106
Swiss franc	Buy	Goldman Sachs	12/9/2010	6,158,250	5,999,269	6,259,954	260,685

Net Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(230,682)

See Notes to Financial Statements.

Schedule of Investments

LARGE CAP VALUE FUND October 31, 2010

Investments	Shares	Value (000)
COMMON STOCKS 97.97%

Aerospace & Defense 1.30%
Honeywell International, Inc.	4,980	$235
Raytheon Co.	1,480	68
United Technologies Corp.	3,900	292

Total		595

Automobiles 1.28%
Ford Motor Co.*	41,360	584

Beverages 1.73%
Coca-Cola Co. (The)	5,650	346
PepsiCo, Inc.	6,840	447

Total		793

Biotechnology 1.83%
Amgen, Inc.*	12,130	694
Human Genome Sciences, Inc.*	5,280	142

Total		836

Capital Markets 5.91%
Bank of New York Mellon Corp. (The)	5,754	144
Franklin Resources, Inc.	1,460	167
Goldman Sachs Group, Inc. (The)	8,390	1,350
Morgan Stanley	20,790	517
State Street Corp.	7,030	294
T. Rowe Price Group, Inc.	4,210	233

Total		2,705

Chemicals 4.93%
Agrium, Inc. (Canada)(a)	2,370	210
Dow Chemical Co. (The)	27,420	845
E.I. du Pont de Nemours & Co.	6,810	322
Monsanto Co.	5,050	300
Potash Corp. of Saskatchewan, Inc. (Canada)(a)	4,010	582

Total		2,259

Investments	Shares	Value (000)
Commercial Banks 7.18%
BB&T Corp.	2,590	$61
Comerica, Inc.	7,940	284
Fifth Third Bancorp	37,170	467
PNC Financial Services Group, Inc. (The)	10,750	579
Regions Financial Corp.	22,780	144
SunTrust Banks, Inc.	18,100	453
Wells Fargo & Co.	49,740	1,297

Total		3,285

Communications Equipment 0.29%
Cisco Systems, Inc.*	5,800	132

Computers & Peripherals 1.50%
Dell, Inc.*	18,380	264
EMC Corp.*	10,990	231
Hewlett-Packard Co.	2,780	117
SMART Technologies, Inc. Class A (Canada)*(a)	5,910	77

Total		689

Consumer Finance 1.11%
Capital One Financial Corp.	13,600	507

Containers & Packaging 0.27%
Owens-Illinois, Inc.*	4,380	123

Diversified Financial Services 7.55%
Bank of America Corp.	104,369	1,194
Citigroup, Inc.*	186,500	778
JPMorgan Chase & Co.	39,410	1,483

Total		3,455

Diversified Telecommunication Services 3.71%
AT&T, Inc.	32,963	939
CenturyLink, Inc.	8,340	345
Verizon Communications, Inc.	12,770	415

Total		1,699

Electric: Utilities 1.21%
Duke Energy Corp.	8,450	154
NextEra Energy, Inc.	1,840	101

See Notes to Financial Statements.

Schedule of Investments (continued)

LARGE CAP VALUE FUND October 31, 2010

Investments	Shares	Value (000)
Electric: Utilities (continued)
Progress Energy, Inc.	1,520	$68
Southern Co.	6,060	229

Total		552

Electronic Equipment, Instruments & Components 0.77%
Arrow Electronics, Inc.*	3,130	93
Avnet, Inc.*	5,290	157
Corning, Inc.	5,560	102

Total		352

Energy Equipment & Services 2.56%
Cameron International Corp.*	2,690	118
Halliburton Co.	16,700	532
Schlumberger Ltd.	7,479	523

Total		1,173

Food & Staples Retailing 0.82%
CVS Caremark Corp.	12,460	375

Food Products 1.45%
General Mills, Inc.	4,580	172
Kraft Foods, Inc. Class A	15,245	492

Total		664

Health Care Equipment & Supplies 0.46%
Baxter International, Inc.	3,180	162
Covidien plc (Ireland)(a)	1,220	49

Total		211

Health Care Providers & Services 2.18%
McKesson Corp.	6,100	402
UnitedHealth Group, Inc.	10,910	393
WellPoint, Inc.*	3,740	203

Total		998

Hotels, Restaurants & Leisure 3.29%
Carnival Corp. Unit	18,700	807
Marriott International, Inc. Class A	14,819	549

Investments	Shares	Value (000)
Starwood Hotels & Resorts Worldwide, Inc.	2,730	$148

Total		1,504

Household Products 1.71%
Colgate-Palmolive Co.	2,100	162
Procter & Gamble Co. (The)	9,760	620

Total		782

Industrial Conglomerates 1.83%
General Electric Co.	52,420	840

Insurance 1.49%
MetLife, Inc.	8,630	348
Prudential Financial, Inc.	6,320	332

Total		680

Machinery 3.19%
Caterpillar, Inc.	6,680	525
Eaton Corp.	5,212	463
Joy Global, Inc.	1,410	100
Parker Hannifin Corp.	4,850	371

Total		1,459

Media 5.52%
News Corp. Class A	27,200	393
Omnicom Group, Inc.	6,300	277
Time Warner Cable, Inc.	6,983	404
Time Warner, Inc.	12,590	409
Viacom, Inc. Class B	7,920	306
Walt Disney Co. (The)	20,470	739

Total		2,528

Metals & Mining 3.61%
Barrick Gold Corp. (Canada)(a)	4,570	220
Cliffs Natural Resources, Inc.	5,270	344
Freeport-McMoRan Copper & Gold, Inc.	5,280	500
Newmont Mining Corp.	5,210	317
Nucor Corp.	540	21
United States Steel Corp.	5,900	252

Total		1,654

See Notes to Financial Statements.

Schedule of Investments (continued)

LARGE CAP VALUE FUND October 31, 2010

Investments	Shares	Value (000)
Multi-Line Retail 1.92%
J.C. Penney Co., Inc.	10,510	$328
Kohl’s Corp.*	2,990	153
Target Corp.	7,640	397

Total		878

Multi-Utilities 0.20%
PG&E Corp.	1,880	90

Oil, Gas & Consumable Fuels 11.21%
Anadarko Petroleum Corp.	5,320	328
Apache Corp.	3,450	349
Cenovus Energy, Inc. (Canada)(a)	1,700	47
Chevron Corp.	13,720	1,133
Devon Energy Corp.	2,520	164
El Paso Corp.	16,760	222
EnCana Corp. (Canada)(a)	1,700	48
EOG Resources, Inc.	1,840	176
Exxon Mobil Corp.	9,871	656
Hess Corp.	11,830	746
Occidental Petroleum Corp.	7,020	552
Range Resources Corp.	3,030	113
Southwestern Energy Co.*	4,190	142
Suncor Energy, Inc. (Canada)(a)	14,250	456

Total		5,132

Pharmaceuticals 7.21%
Abbott Laboratories	6,070	312
Johnson & Johnson	10,340	658
Merck & Co., Inc.	25,110	911
Pfizer, Inc.	64,730	1,126
Teva Pharmaceutical Industries Ltd. ADR	5,660	294

Total		3,301

Real Estate Investment Trusts 0.84%
Host Hotels & Resorts, Inc.	24,258	385

Road & Rail 2.05%
Hertz Global Holdings, Inc.*	55,740	631
Union Pacific Corp.	3,530	310

Total		941

Investments	Shares	Value (000)
Semiconductors & Semiconductor Equipment 1.90%
Intel Corp.	20,560	$413
Micron Technology, Inc.*	21,740	180
Texas Instruments, Inc.	9,420	279

Total		872

Software 2.25%
Activision Blizzard, Inc.	21,770	250
Adobe Systems, Inc.*	16,700	470
Microsoft Corp.	4,330	115
Oracle Corp.	6,670	196

Total		1,031

Specialty Retail 0.23%
Best Buy Co., Inc.	2,500	107

Tobacco 1.12%
Altria Group, Inc.	8,980	228
Philip Morris International, Inc.	4,830	283

Total		511

Wireless Telecommunication Services 0.36%
Crown Castle International Corp.*	3,870	167

Total Common Stocks (cost $38,130,089)		44,849

See Notes to Financial Statements.

Schedule of Investments (concluded)

LARGE CAP VALUE FUND October 31, 2010

Investments	Principal Amount (000)	Value (000)
SHORT-TERM INVESTMENT 2.19%

Repurchase Agreement
Repurchase Agreement dated 10/29/2010, 0.02% due 11/1/2010 with Fixed Income Clearing Corp. collateralized by $975,000 of Federal Home Loan Mortgage Corp. at 5.25% due 7/18/2011; value: $1,023,750; proceeds: $1,002,381 (cost $1,002,380)	$1,002	$1,002

Total Investments in Securities 100.16% (cost $39,132,469)		45,851

Liabilities in Excess of Other Assets (0.16%)		(72)

Net Assets 100.00%		$45,779

ADR	American Depositary Receipt.
Unit	More than one class of securities traded together.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.

Schedule of Investments

VALUE OPPORTUNITIES FUND October 31, 2010

Investments	Shares	Value (000)
COMMON STOCKS 93.67%

Aerospace & Defense 2.15%
Hexcel Corp.*	697,636	$12,397
Spirit AeroSystems Holdings, Inc. Class A*	556,272	12,038

Total		24,435

Air Freight & Logistics 1.74%
Atlas Air Worldwide Holdings, Inc.*	148,500	7,761
C.H. Robinson Worldwide, Inc.	169,600	11,953

Total		19,714

Auto Components 1.35%
Gentex Corp.	766,900	15,323

Automobiles 0.59%
Harley-Davidson, Inc.	216,703	6,648

Building Products 0.91%
Crane Co.	225,100	8,612
Trex Co., Inc.*	94,585	1,698

Total		10,310

Capital Markets 1.85%
Lazard Ltd. Class A	569,200	21,003

Chemicals 4.17%
Albemarle Corp.	426,320	21,371
Eastman Chemical Co.	110,900	8,713
Olin Corp.	860,300	17,197

Total		47,281

Commercial Banks 6.87%
Comerica, Inc.	407,551	14,582
Commerce Bancshares, Inc.	336,918	12,412
Cullen/Frost Bankers, Inc.	142,700	7,483
East West Bancorp, Inc.	333,800	5,885
Fifth Third Bancorp	631,200	7,928
First Financial Bancorp	598,201	10,074

Investments	Shares	Value (000)
Huntington Bancshares, Inc.	650,000	$3,685
KeyCorp	1,573,200	12,885
Webster Financial Corp.	176,703	3,025

Total		77,959

Commercial Services & Supplies 2.06%
Tetra Tech, Inc.*	489,900	10,317
Waste Connections, Inc.	320,200	13,045

Total		23,362

Computers & Peripherals 0.69%
Diebold, Inc.	255,300	7,825

Construction & Engineering 2.70%
Chicago Bridge & Iron Co. NV (Netherlands)*(a)	440,200	11,097
EMCOR Group, Inc.*	402,200	10,397
Jacobs Engineering Group, Inc.*	236,800	9,143

Total		30,637

Diversified Financial Services 1.41%
CIT Group, Inc.*	369,900	16,028

Electric: Utilities 1.10%
Cleco Corp.	398,600	12,464

Electrical Equipment 3.36%
AMETEK, Inc.	223,700	12,091
EnerSys*	621,754	16,389
Roper Industries, Inc.	139,600	9,692

Total		38,172

Electronic Equipment, Instruments & Components 2.11%
Amphenol Corp. Class A	191,000	9,575
Plexus Corp.*	472,500	14,340

Total		23,915

Energy Equipment & Services 4.41%
Bristow Group, Inc.*	262,452	10,178
Key Energy Services, Inc.*	1,171,700	11,541

See Notes to Financial Statements.

Schedule of Investments (continued)

VALUE OPPORTUNITIES FUND October 31, 2010

Investments	Shares	Value (000)
Energy Equipment & Services (continued)
Oceaneering International, Inc.*	109,900	$6,800
Superior Energy Services, Inc.*	461,100	12,736
Weatherford International Ltd. (Switzerland)*(a)	526,800	8,855

Total		50,110

Food Products 2.17%
Bunge Ltd.	178,100	10,698
J.M. Smucker Co. (The)	123,800	7,958
Lance, Inc.	265,000	6,026

Total		24,682

Gas Utilities 1.62%
UGI Corp.	609,400	18,337

Health Care Equipment & Supplies 1.23%
Kinetic Concepts, Inc.*	132,726	5,048
Teleflex, Inc.	160,800	8,965

Total		14,013

Health Care Providers & Services 2.01%
Coventry Health Care, Inc.*	356,100	8,340
LifePoint Hospitals, Inc.*	77,199	2,619
McKesson Corp.	114,000	7,522
Universal Health Services, Inc. Class B	105,712	4,363

Total		22,844

Hotels, Restaurants & Leisure 2.13%
Bravo Brio Restaurant Group, Inc.*	381,950	6,875
Darden Restaurants, Inc.	250,500	11,450
Hyatt Hotels Corp. Class A*	145,700	5,872

Total		24,197

Household Durables 1.23%
Fortune Brands, Inc.	258,000	13,945

Investments	Shares	Value (000)
Information Technology Services 6.51%
Alliance Data Systems Corp.*	256,500	$15,575
Amdocs Ltd. (Guernsey)*(a)	494,998	15,186
Fiserv, Inc.*	308,359	16,812
Global Payments, Inc.	175,622	6,842
Sapient Corp.	1,478,627	19,459

Total		73,874

Insurance 3.59%
Brown & Brown, Inc.	510,000	11,368
HCC Insurance Holdings, Inc.	453,072	11,997
PartnerRe Ltd.	219,900	17,442

Total		40,807

Life Sciences Tools & Services 1.59%
PerkinElmer, Inc.	769,500	18,045

Machinery 3.85%
Actuant Corp. Class A	269,500	6,056
EnPro Industries, Inc.*	164,595	5,784
RBC Bearings, Inc.*	270,080	8,999
Trinity Industries, Inc.	317,100	7,208
WABCO Holdings, Inc.*	337,700	15,676

Total		43,723

Marine 0.62%
Kirby Corp.*	163,638	7,035

Media 4.23%
Interpublic Group of Cos., Inc. (The)*	2,521,000	26,092
John Wiley & Sons, Inc. Class A	230,100	9,931
Meredith Corp.	353,300	11,995

Total		48,018

Metals & Mining 5.19%
Agnico-Eagle Mines Ltd. (Canada)(a)	231,800	17,985
Allegheny Technologies, Inc.	93,016	4,901

See Notes to Financial Statements.

Schedule of Investments (continued)

VALUE OPPORTUNITIES FUND October 31, 2010

Investments	Shares	Value (000)
Metals & Mining (continued)
Carpenter Technology Corp.	235,576	$8,401
IAMGOLD Corp. (Canada)(a)	679,700	12,425
Reliance Steel & Aluminum Co.	362,300	15,162

Total		58,874

Multi-Utilities 0.89%
Wisconsin Energy Corp.	169,083	10,067

Oil, Gas & Consumable Fuels 2.48%
Concho Resources, Inc.*	202,800	13,926
Petrohawk Energy Corp.*	325,400	5,535
Range Resources Corp.	231,500	8,656

Total		28,117

Pharmaceuticals 2.09%
Warner Chilcott plc Class A (Ireland)(a)	253,500	6,094
Watson Pharmaceuticals, Inc.*	376,800	17,578

Total		23,672

Professional Services 1.04%
Robert Half International, Inc.	156,300	4,237
TrueBlue, Inc.*	537,300	7,549

Total		11,786

Real Estate Investment Trusts 2.35%
DiamondRock Hospitality Co.*	720,138	7,619
Duke Realty Corp.	725,400	9,046
DuPont Fabros Technology, Inc.	133,373	3,348
Host Hotels & Resorts, Inc.	422,999	6,721

Total		26,734

Road & Rail 3.24%
Genesee & Wyoming, Inc. Class A*	197,600	9,135
Heartland Express, Inc.	706,529	10,534

Investments	Shares	Value (000)
Kansas City Southern*	268,300	$11,757
Knight Transportation, Inc.	298,200	5,329

Total		36,755

Semiconductors & Semiconductor Equipment 2.08%
Atheros Communications, Inc.*	150,559	4,673
Cypress Semiconductor Corp.*	730,900	10,306
Lam Research Corp.*	188,400	8,627

Total		23,606

Software 2.16%
Autodesk, Inc.*	177,800	6,433
Nuance Communications, Inc.*	517,000	8,122
Rovi Corp.*	196,478	9,952

Total		24,507

Specialty Retail 2.01%
CarMax, Inc.*	149,000	4,617
Dress Barn, Inc. (The)*	65,158	1,495
Regis Corp.	814,952	16,666

Total		22,778

Textiles, Apparel & Luxury Goods 1.89%
Phillips-Van Heusen Corp.	280,300	17,194
Vera Bradley, Inc.*	157,072	4,296

Total		21,490

Total Common Stocks (cost $908,165,521)		1,063,092

See Notes to Financial Statements.

Schedule of Investments (concluded)

VALUE OPPORTUNITIES FUND October 31, 2010

Investments	Principal Amount (000)	Value (000)
SHORT-TERM INVESTMENT 6.07%

Repurchase Agreement
Repurchase Agreement dated 10/29/2010, 0.02% due 11/1/2010 with Fixed Income Clearing Corp. collateralized by $70,215,000 of Federal Home Loan Bank at 0.31% due 4/1/2011; value: $70,302,769; proceeds: $68,923,843 (cost $68,923,728)	$68,924	$68,924

Total Investments in Securities 99.74% (cost $977,089,249)		1,132,016

Other Assets in Excess of Liabilities 0.26%		2,949

Net Assets 100.00%		$1,134,965

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.

This page is intentionally left blank.

Statements of Assets and Liabilities

October 31, 2010

	Alpha Strategy Fund	Fundamental Equity Fund	International Core Equity Fund
ASSETS:
Investments in securities, at cost	$761,058,805	$2,708,513,945	$820,926,080
Investments in securities, at value	$818,323,899	$3,146,825,892	$968,652,793
Cash	–	–	290,000
Foreign cash, at value (cost $0, $0, $7,676,592, $1,067,806, $5,230,001, $0 and $0, respectively)	–	–	7,851,483
Receivables:
Interest and dividends	–	1,583,524	3,122,893
Investment securities sold	–	10,965,775	4,792,965
Capital shares sold	2,366,141	10,715,345	1,272,599
From affiliates (See Note 3)	77,746	–	–
From advisor (See Note 3)	–	–	195,807
Unrealized appreciation on forward foreign currency exchange contracts	–	–	2,628,058
Prepaid expenses and other assets	30,143	132,958	12,153
Total assets	820,797,929	3,170,223,494	988,818,751
LIABILITIES:
Payables:
Investment securities purchased	488,419	9,725,590	936,818
Capital shares reacquired	1,189,446	5,439,576	1,320,677
Management fee	–	1,390,221	624,530
12b-1 distribution fees	413,807	1,506,090	296,354
Fund administration	–	104,763	33,308
Trustees’ fees	59,461	523,136	120,718
To bank	–	–	–
To affiliates (See Note 3)	–	8,645	14,918
Unrealized depreciation on forward foreign currency exchange contracts	–	–	603,998
Accrued expenses and other liabilities	278,933	799,645	451,968
Total liabilities	2,430,066	19,497,666	4,403,289
NET ASSETS	$818,367,863	$3,150,725,828	$984,415,462
COMPOSITION OF NET ASSETS:
Paid-in capital	$784,866,139	$2,841,241,442	$1,218,804,573
Undistributed (distributions in excess of) net investment income	(59,461)	5,878,474	8,681,298
Accumulated net realized gain (loss) on investments and foreign currency related transactions	(23,703,909)	(134,706,035)	(393,110,961)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	57,265,094	438,311,947	150,040,552
Net Assets	$818,367,863	$3,150,725,828	$984,415,462

See Notes to Financial Statements.

International Dividend Income Fund	International Opportunities Fund	Large Cap Value Fund	Value Opportunities Fund

$396,700,746	$293,631,175	$39,132,469	$977,089,249
$449,090,255	$363,755,486	$45,851,472	$1,132,016,189
–	550,000	–	–

1,073,363	5,273,055	–	–

1,338,778	698,374	51,277	212,566
4,194,430	7,158,133	98,276	19,152,861
2,163,658	154,341	29,512	6,705,808
–	–	–	–
127,662	–	–	6,996

1,542,408	795,021	–	–
47,565	5,899	22,345	24,646
459,578,119	378,390,309	46,052,882	1,158,119,066

3,341,398	7,165,668	88,691	20,079,420
795,095	135,334	75,572	1,527,962
283,411	231,444	15,706	695,834
61,837	73,685	15,829	479,196
15,115	12,344	1,571	37,335
9,206	49,693	7,952	30,397
–	–	9,752	–
22,671	22,602	–	11,790
528,235	1,025,703	–	–

136,118	153,872	58,537	292,418
5,193,086	8,870,345	273,610	23,154,352
$454,385,033	$369,519,964	$45,779,272	$1,134,964,714

$433,212,366	$414,022,209	$57,742,888	$975,806,950

(78,262)	(72,719)	132,280	95,800

(32,184,848)	(114,403,165)	(18,814,893)	4,135,024

53,435,777	69,973,639	6,718,997	154,926,940
$454,385,033	$369,519,964	$45,779,272	$1,134,964,714

See Notes to Financial Statements.

Statements of Assets and Liabilities (concluded)

October 31, 2010

	Alpha Strategy Fund	Fundamental Equity Fund	International Core Equity Fund
Net assets by class:
Class A Shares	$404,804,007	$1,850,568,700	$542,451,505
Class B Shares	$33,393,833	$149,531,101	$39,254,921
Class C Shares	$208,051,293	$603,638,662	$91,549,924
Class F Shares	$120,315,793	$282,018,184	$31,153,081
Class I Shares	$25,425,511	$162,113,782	$267,252,584
Class P Shares	–	$30,597,706	$1,765,291
Class R2 Shares	$3,436,683	$4,443,941	$569,954
Class R3 Shares	$22,940,743	$67,813,752	$10,418,202
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	18,458,465	155,590,754	44,743,565
Class B Shares	1,608,691	13,180,095	3,294,825
Class C Shares	10,092,257	53,416,596	7,671,032
Class F Shares	5,492,077	23,779,250	2,579,491
Class I Shares	1,152,818	13,550,713	21,880,126
Class P Shares	–	2,603,474	146,573
Class R2 Shares	157,965	378,057	46,954
Class R3 Shares	1,054,147	5,745,844	868,463
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares–Net asset value	$21.93	$11.89	$12.12
Class A Shares–Maximum offering price (Net asset value plus sales charge of 5.75%)	$23.27	$12.62	$12.86
Class B Shares–Net asset value	$20.76	$11.35	$11.91
Class C Shares–Net asset value	$20.61	$11.30	$11.93
Class F Shares–Net asset value	$21.91	$11.86	$12.08
Class I Shares–Net asset value	$22.06	$11.96	$12.21
Class P Shares–Net asset value	–	$11.75	$12.04
Class R2 Shares–Net asset value	$21.76	$11.75	$12.14
Class R3 Shares–Net asset value	$21.76	$11.80	$12.00

See Notes to Financial Statements.

International Dividend Income Fund	International Opportunities Fund	Large Cap Value Fund	Value Opportunities Fund

$162,610,743	$98,272,232	$27,610,706	$582,806,063
–	$14,306,578	$2,418,515	$19,109,657
$13,560,913	$19,968,729	$5,498,759	$147,192,923
$12,744,972	$933,614	$591,975	$168,415,274
$265,347,523	$232,027,365	$9,538,403	$190,103,117
–	$899,580	$12,644	$4,344,437
$9,614	$95,863	$9,781	$2,537,679
$111,268	$3,016,003	$98,489	$20,455,564

18,816,897	7,637,001	2,914,577	40,345,746
–	1,171,251	259,902	1,361,757
1,577,244	1,644,817	590,828	10,490,175
1,473,566	72,899	62,713	11,652,161
30,629,710	17,598,384	1,000,592	13,050,826
–	68,887	1,330.366	301,732
1,097	7,509	1,030.438	176,936
12,777	237,146	10,405	1,426,064

$8.64	$12.87	$ 9.47	$14.45

$9.17	$13.66	$10.05	$15.33
–	$12.21	$ 9.31	$14.03
$8.60	$12.14	$ 9.31	$14.03
$8.65	$12.81	$ 9.44	$14.45
$8.66	$13.18	$ 9.53	$14.57
–	$13.06	$ 9.50	$14.40
$8.76	$12.77	$ 9.49	$14.34
$8.71	$12.72	$ 9.47	$14.34

See Notes to Financial Statements.

Statements of Operations

For the Year Ended October 31, 2010

	Alpha Strategy Fund	Fundamental Equity Fund	International Core Equity Fund
Investment income:
Dividends (net of foreign withholding taxes of $0, $221,917, $1,851,737, $2,037,194, $539,750, $2,995 and $0, respectively)	$1,225,921	$42,985,725	$20,091,795
Interest and other	166	11,867	4,284
Total investment income	1,226,087	42,997,592	20,096,079
Expenses:
Management fee	684,885	15,202,262	6,803,706
12b-1 distribution plan-Class A	1,235,975	6,149,453	1,910,057
12b-1 distribution plan-Class B	332,147	1,609,540	411,176
12b-1 distribution plan-Class C	1,802,723	5,460,102	957,837
12b-1 distribution plan-Class F	79,807	166,070	18,076
12b-1 distribution plan-Class P	–	136,349	6,838
12b-1 distribution plan-Class R2	13,584	11,976	1,360
12b-1 distribution plan-Class R3	76,780	236,229	26,944
Shareholder servicing	1,402,803	4,502,634	1,661,223
Professional	35,037	71,874	62,399
Reports to shareholders	78,489	293,728	107,667
Fund administration	–	1,140,181	362,864
Custody	11,078	53,669	353,304
Trustees’ fees	18,266	79,364	26,104
Registration	119,261	221,439	100,062
Subsidy (See Note 3)	–	175,369	330,073
Other	21,304	99,267	44,963
Gross expenses	5,912,139	35,609,506	13,184,653
Expense reductions (See Note 7)	(693)	(2,886)	(750)
Management fee waived (See Note 3)	(684,885)	–	(2,322,558)
Expenses assumed by Underlying Funds (See Note 3)	(1,685,545)	–	–
Net expenses	3,541,016	35,606,620	10,861,345
Net investment income (loss)	(2,314,929)	7,390,972	9,234,734
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments (net of foreign capital gain tax) and foreign currency related transactions	(251,202)*	196,139,160	25,921,529
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	159,498,677	284,005,592	51,292,057
Net realized and unrealized gain	159,247,475	480,144,752	77,213,586
Net Increase in Net Assets Resulting From Operations	$156,932,546	$487,535,724	$86,448,320
*	Includes net realized loss from affiliated issuers of $(284,567) (See Note 10).

See Notes to Financial Statements.

International Dividend Income Fund	International Opportunities Fund	Large Cap Value Fund	Value Opportunities Fund

$19,456,291	$6,727,622	$774,633	$10,084,371
24,272	32,436	236	9,386
19,480,563	6,760,058	774,869	10,093,757

2,724,498	2,415,758	195,259	6,524,090
359,404	321,382	99,629	1,628,313
–	153,097	25,437	197,171
87,920	200,647	57,681	1,126,016
8,653	610	488	97,682
–	3,430	55	17,154
5	580	–	10,806
363	7,898	133	61,512
226,531	448,113	70,888	1,181,362
54,386	57,926	45,194	54,082
24,737	24,731	6,454	95,948
145,307	128,840	19,526	348,200
246,799	172,870	8,221	22,994
9,550	8,968	1,428	21,596
92,385	74,866	60,350	150,684
471,783	468,540	–	259,209
16,041	20,034	9,268	27,557
4,468,362	4,508,290	600,011	11,824,376
(173)	(141)	(46)	(879)
(1,098,022)	–	–	(7,047)
–	–	–	–
3,370,167	4,508,149	599,965	11,816,450
16,110,396	2,251,909	174,904	(1,722,693)

4,874,405	31,951,682	3,255,118	61,081,094

15,897,636	29,946,669	1,278,332	110,216,696
20,772,041	61,898,351	4,533,450	171,297,790

$36,882,437	$64,150,260	$4,708,354	$169,575,097

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Alpha Strategy Fund
INCREASE IN NET ASSETS	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009
Operations:
Net investment income (loss)	$(2,314,929)	$(634,842)
Net realized gain (loss) on investments and foreign currency related transactions	(251,202)	(18,928,639)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	159,498,677	102,595,833
Net increase in net assets resulting from operations	156,932,546	83,032,352
Distributions to shareholders from:
Net investment income
Class A	(408,592)	(494,752)
Class B	–	–
Class C	–	–
Class F	(136,954)	(35,304)
Class I	(71,517)	(54,877)
Class P	–	–
Class R2	–	(1,180)
Class R3	(5,165)	(15,394)
Net realized gain
Class A	–	(19,003,782)
Class B	–	(2,310,730)
Class C	–	(9,107,549)
Class F	–	(463,904)
Class I	–	(638,401)
Class R2	–	(48,485)
Class R3	–	(320,424)
Total distributions to shareholders	(622,228)	(32,494,782)
Capital share transactions (Net of share conversions) (See Note 12):
Net proceeds from sales of shares	343,236,618	169,481,954
Reinvestment of distributions	487,570	27,229,784
Cost of shares reacquired	(210,541,095)	(149,121,142)
Net increase (decrease) in net assets resulting from capital share transactions	133,183,093	47,590,596
Net increase in net assets	289,493,411	98,128,166
NET ASSETS:
Beginning of year	$528,874,452	$430,746,286
End of year	$818,367,863	$528,874,452
Undistributed (distributions in excess of) net investment income	$(59,461)	$(54,293)

See Notes to Financial Statements.

Fundamental Equity Fund		International Core Equity Fund
For the Year Ended October 31, 2010	For the Year Ended October 31, 2009	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009

$7,390,972	$2,686,382	$9,234,734	$7,001,487
196,139,160	(288,541,654)	25,921,529	(220,158,466)
284,005,592	583,449,890	51,292,057	434,137,412
487,535,724	297,594,618	86,448,320	220,980,433

(659,576)	(10,797,172)	(3,954,685)	(12,986,796)
–	–	(64,050)	(531,069)
–	–	(142,638)	(1,149,088)
(236,490)	(103,050)	(87,154)	(51,481)
(446,175)	(636,029)	(1,664,331)	(3,707,413)
–	(146,405)	(9,814)	(27,708)
(12)	(3,122)	(32)	(163)
(1,459)	(119,358)	(10,925)	(16,857)

–	–	–	–
–	–	–	–
–	–	–	–
–	–	–	–
–	–	–	–
–	–	–	–
–	–	–	–
(1,343,712)	(11,805,136)	(5,933,629)	(18,470,575)

884,739,296	704,211,694	253,678,647	155,799,233
1,167,205	11,157,952	5,700,211	17,506,373
(755,666,554)	(670,276,536)	(259,113,735)	(252,355,203)
130,239,947	45,093,110	265,123	(79,049,597)
616,431,959	330,882,592	80,779,814	123,460,261

$2,534,293,869	$2,203,411,277	$903,635,648	$780,175,387
$3,150,725,828	$2,534,293,869	$984,415,462	$903,635,648
$5,878,474	$(53,000)	$8,681,298	$3,803,601

See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	International Dividend Income Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009
Operations:
Net investment income	$16,110,396	$6,416,956
Net realized gain (loss) on investments and foreign currency related transactions	4,874,405	(16,517,581)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	15,897,636	67,339,160
Net increase in net assets resulting from operations	36,882,437	57,238,535
Distributions to shareholders from:
Net investment income
Class A	(4,561,154)	(1,128,282)
Class B	–	–
Class C	(338,384)	(45,092)
Class F	(418,562)	(5,176)
Class I	(10,893,012)	(5,046,074)
Class P	–	–
Class R2	(340)	(238)
Class R3	(3,176)	(245)
Total distributions to shareholders	(16,214,628)	(6,225,107)
Capital share transactions (Net of share conversions) (See Note 12):
Net proceeds from sales of shares	182,412,817	146,808,974
Reinvestment of distributions	15,448,105	6,048,660
Cost of shares reacquired	(48,932,061)	(11,788,979)
Net increase (decrease) in net assets resulting from capital share transactions	148,928,861	141,068,655
Net increase (decrease) in net assets	169,596,670	192,082,083
NET ASSETS:
Beginning of year	$284,788,363	$92,706,280
End of year	$454,385,033	$284,788,363
Undistributed (distributions in excess of) net investment income	$(78,262)	$153,008

See Notes to Financial Statements.

International Opportunities Fund		Large Cap Value Fund
For the Year Ended October 31, 2010	For the Year Ended October 31, 2009	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009

$2,251,909	$1,432,247	$174,904	$414,153

31,951,682	(63,319,994)	3,255,118	(14,750,983)

29,946,669	155,917,304	1,278,332	16,617,404
64,150,260	94,029,557	4,708,354	2,280,574

(737,916)	(468,483)	(182,090)	(360,321)
(42,887)	–	(1,019)	(21,657)
(71,685)	–	(6,371)	(41,102)
(3,766)	(1,516)	(1,969)	(541)
(1,728,359)	(1,433,999)	(110,549)	(351,007)
(5,290)	(997)	(65)	(166)
(941)	(136)	–	–
(5,737)	(272)	–	–
(2,596,581)	(1,905,403)	(302,063)	(774,794)

67,712,764	35,650,692	12,636,156	22,506,779
2,553,126	1,882,036	264,761	679,787
(55,543,408)	(45,563,525)	(18,605,150)	(22,676,612)

14,722,482	(8,030,797)	(5,704,233)	509,954
76,276,161	84,093,357	(1,297,942)	2,015,734

$293,243,803	$209,150,446	$47,077,214	$45,061,480
$369,519,964	$293,243,803	$45,779,272	$47,077,214
$(72,719)	$151,774	$132,280	$259,125

See Notes to Financial Statements.

Statements of Changes in Net Assets (concluded)

	Value Opportunities Fund
INCREASE IN NET ASSETS	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009
Operations:
Net investment loss	$(1,722,693)	$(1,318,373)
Net realized gain (loss) on investments	61,081,094	(31,924,730)
Net change in unrealized appreciation/depreciation on investments	110,216,696	101,544,068
Net increase in net assets resulting from operations	169,575,097	68,300,965
Distributions to shareholders from:
Net investment income
Class A	–	(206,714)
Class F	–	(33,314)
Class I	–	(425,649)
Class R3	–	(3,458)
Total distributions to shareholders	–	(669,135)
Capital share transactions (Net of share conversions) (See Note 12):
Net proceeds from sales of shares	702,432,233	280,778,475
Reinvestment of distributions	–	624,834
Cost of shares reacquired	(268,099,393)	(82,289,745)
Net increase in net assets resulting from capital share transactions	434,332,840	199,113,564
Net increase in net assets	603,907,937	266,745,394
NET ASSETS:
Beginning of year	$531,056,777	$264,311,383
End of year	$1,134,964,714	$531,056,777
Undistributed net investment income	$95,800	$26,074

See Notes to Financial Statements.

Financial Highlights

ALPHA STRATEGY FUND

	Class A Shares
	Year Ended 10/31
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$17.24	$15.58	$29.08	$23.68	$19.11

Investment operations:

Net investment income (loss)(a)	(.03)	.01	(.02)	(.04)	(.06)

Net realized and unrealized gain (loss)	4.74	2.81	(11.23)	6.44	4.63

Total from investment operations	4.71	2.82	(11.25)	6.40	4.57

Distributions to shareholders from:

Net investment income	(.02)	(.03)	(.76)	(.74)	–

Net realized gain	–	(1.13)	(1.49)	(.26)	–

Total distributions	(.02)	(1.16)	(2.25)	(1.00)	–

Net asset value, end of year	$21.93	$17.24	$15.58	$29.08	$23.68

Total Return(b)	27.36%	20.57%	(41.64)%	28.00%	23.91%

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	.35%	.35%	.35%	.35%	.35%

Expenses, including expense reductions, expenses assumed and management fee waived	.35%	.35%	.35%	.35%	.35%

Expenses, excluding expense reductions, expenses assumed and management fee waived	.70%	.87%	.76%	.79%	.80%

Net investment income (loss)	(.16)%	.09%	(.09)%	(.17)%	(.28)%

Supplemental Data:
Net assets, end of year (000)	$404,804	$296,989	$257,398	$332,175	$196,448

Portfolio turnover rate	1.16%	7.18%	7.64%	39.09%	8.83%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

ALPHA STRATEGY FUND

	Class B Shares
	Year Ended 10/31
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$16.41	$14.94	$27.98	$22.79	$18.51

Investment operations:

Net investment loss(a)	(.15)	(.08)	(.15)	(.20)	(.20)

Net realized and unrealized gain (loss)	4.50	2.68	(10.81)	6.21	4.48

Total from investment operations	4.35	2.60	(10.96)	6.01	4.28

Distributions to shareholders from:

Net investment income	–	–	(.59)	(.56)	–

Net realized gain	–	(1.13)	(1.49)	(.26)	–

Total distributions	–	(1.13)	(2.08)	(.82)	–

Net asset value, end of year	$20.76	$16.41	$14.94	$27.98	$22.79

Total Return(b)	26.51%	19.86%	(42.04)%	27.17%	23.12%

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	1.00%	1.00%	1.00%	1.00%	1.00%

Expenses, including expense reductions, expenses assumed and management fee waived	1.00%	1.00%	1.00%	1.00%	1.00%

Expenses, excluding expense reductions, expenses assumed and management fee waived	1.35%	1.52%	1.42%	1.44%	1.44%

Net investment loss	(.79)%	(.55)%	(.70)%	(.79)%	(.92)%

Supplemental Data:
Net assets, end of year (000)	$33,394	$31,294	$31,193	$58,045	$47,954

Portfolio turnover rate	1.16%	7.18%	7.64%	39.09%	8.83%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

ALPHA STRATEGY FUND

	Class C Shares
	Year Ended 10/31
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$16.29	$14.85	$27.87	$22.79	$18.51

Investment operations:

Net investment loss(a)	(.15)	(.08)	(.16)	(.21)	(.20)

Net realized and unrealized gain (loss)	4.47	2.65	(10.73)	6.21	4.48

Total from investment operations	4.32	2.57	(10.89)	6.00	4.28

Distributions to shareholders from:

Net investment income	–	–	(.64)	(.66)	–

Net realized gain	–	(1.13)	(1.49)	(.26)	–

Total distributions	–	(1.13)	(2.13)	(.92)	–

Net asset value, end of year	$20.61	$16.29	$14.85	$27.87	$22.79

Total Return(b)	26.52%	19.78%	(42.02)%	27.20%	23.12%

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	1.00%	1.00%	1.00%	1.00%	1.00%

Expenses, including expense reductions, expenses assumed and management fee waived	1.00%	1.00%	1.00%	1.00%	1.00%

Expenses, excluding expense reductions, expenses assumed and management fee waived	1.35%	1.52%	1.41%	1.44%	1.45%

Net investment loss	(.81)%	(.59)%	(.74)%	(.83)%	(.92)%

Supplemental Data:
Net assets, end of year (000)	$208,051	$150,633	$122,504	$145,528	$75,193

Portfolio turnover rate	1.16%	7.18%	7.64%	39.09%	8.83%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

ALPHA STRATEGY FUND

	Class F Shares
	Year Ended 10/31			9/28/2007(a) to 10/31/2007
	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$17.22	$15.58	$29.09	$27.77

Investment operations:

Net investment income (loss)(b)	– (c)	.01	(.02)	–	(c)

Net realized and unrealized gain (loss)	4.76	2.85	(11.17)	1.32

Total from investment operations	4.76	2.86	(11.19)	1.32

Distributions to shareholders from:

Net investment income	(.07)	(.09)	(.83)	–

Net realized gain	–	(1.13)	(1.49)	–

Total distributions	(.07)	(1.22)	(2.32)	–

Net asset value, end of period	$21.91	$17.22	$15.58	$29.09

Total Return(d)	27.67%	20.95%	(41.50)%	4.75	%(e)

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	.10%	.10%	.10%	.01	%(e)

Expenses, including expense reductions, expenses assumed and management fee waived	.10%	.10%	.10%	.01	%(e)

Expenses, excluding expense reductions, expenses assumed and management fee waived	.44%	.60%	.55%	.07	%(e)

Net investment income (loss)	(.01)%	.05%	(.11)%	(.01	)%(e)

Supplemental Data:
Net assets, end of period (000)	$120,316	$29,762	$6,845	$11

Portfolio turnover rate	1.16%	7.18%	7.64%	39.09%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

ALPHA STRATEGY FUND

	Class I Shares
	Year Ended 10/31
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$17.33	$15.67	$29.23	$23.77	$19.12

Investment operations:

Net investment income(a)	.04	.06	.01	.05	.02

Net realized and unrealized gain (loss)	4.77	2.83	(11.24)	6.47	4.63

Total from investment operations	4.81	2.89	(11.23)	6.52	4.65

Distributions to shareholders from:

Net investment income	(.08)	(.10)	(.84)	(.80)	—

Net realized gain	—	(1.13)	(1.49)	(.26)	—

Total distributions	(.08)	(1.23)	(2.33)	(1.06)	—

Net asset value, end of year	$22.06	$17.33	$15.67	$29.23	$23.77

Total Return(b)	27.80%	21.06%	(41.45)%	28.48%	24.32%

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	.00%	.00%	.00%	.00%	.00%

Expenses, including expense reductions, expenses assumed and management fee waived	.00%	.00%	.00%	.00%	.00%

Expenses, excluding expense reductions, expenses assumed and management fee waived	.35%	.52%	.41%	.44%	.45%

Net investment income	.18%	.39%	.06%	.19%	.08%

Supplemental Data:
Net assets, end of year (000)	$25,426	$11,785	$8,293	$1,819	$1,001

Portfolio turnover rate	1.16%	7.18%	7.64%	39.09%	8.83%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

ALPHA STRATEGY FUND

	Class R2 Shares
	Year Ended 10/31			9/28/2007(a) to 10/31/2007
	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$17.13	$15.51	$29.08	$27.77

Investment operations:

Net investment loss(b)	(.09)	(.05)	(.12)	(.01)

Net realized and unrealized gain (loss)	4.72	2.83	(11.16)	1.32

Total from investment operations	4.63	2.78	(11.28)	1.31

Distributions to shareholders from:

Net investment income	–	(.03)	(.80)	–

Net realized gain	–	(1.13)	(1.49)	–

Total distributions	–	(1.16)	(2.29)	–

Net asset value, end of period	$21.76	$17.13	$15.51	$29.08

Total Return(c)	27.03%	20.37%	(41.82)%	4.72	%(d)

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	.60%	.60%	.60%	.05	%(d)

Expenses, including expense reductions, expenses assumed and management fee waived	.60%	.60%	.59%	.05	%(d)

Expenses, excluding expense reductions, expenses assumed and management fee waived	.94%	1.11%	1.02%	.11	%(d)

Net investment loss	(.44)%	(.32)%	(.59)%	(.05	)%(d)

Supplemental Data:
Net assets, end of period (000)	$3,437	$1,433	$564	$10

Portfolio turnover rate	1.16%	7.18%	7.64%	39.09%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (concluded)

ALPHA STRATEGY FUND

	Class R3 Shares
	Year Ended 10/31			9/28/2007(a) to 10/31/2007
	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$17.12	$15.53	$29.08	$27.77

Investment operations:

Net investment loss(b)	(.08)	(.02)	(.10)	(.01)

Net realized and unrealized gain (loss)	4.73	2.79	(11.15)	1.32

Total from investment operations	4.65	2.77	(11.25)	1.31

Distributions to shareholders from:

Net investment income	(.01)	(.05)	(.81)	–

Net realized gain	–	(1.13)	(1.49)	–

Total distributions	(.01)	(1.18)	(2.30)	–

Net asset value, end of period	$21.76	$17.12	$15.53	$29.08

Total Return(c)	27.18%	20.39%	(41.72)%	4.72	%(d)

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	.50%	.50%	.50%	.04	%(d)

Expenses, including expense reductions, expenses assumed and management fee waived	.50%	.50%	.49%	.04	%(d)

Expenses, excluding expense reductions, expenses assumed and management fee waived	.84%	1.01%	.95%	.10	%(d)

Net investment loss	(.39)%	(.15)%	(.51)%	(.04	)%(d)

Supplemental Data:
Net assets, end of period (000)	$22,941	$6,979	$3,949	$10

Portfolio turnover rate	1.16%	7.18%	7.64%	39.09%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights

FUNDAMENTAL EQUITY FUND

	Class A Shares
	Year Ended 10/31
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$ 9.99	$8.85	$13.69	$13.14	$12.13

Investment operations:

Net investment income(a)	.04	.03	.07	.08	.08

Net realized and unrealized gain (loss)	1.86	1.17	(3.89)	1.52	1.82

Total from investment operations	1.90	1.20	(3.82)	1.60	1.90

Distributions to shareholders from:

Net investment income	– (b)	(.06)	(.08)	(.08)	(.06)

Net realized gain	–	–	(.94)	(.97)	(.83)

Total distributions	– (b)	(.06)	(1.02)	(1.05)	(.89)

Net asset value, end of year	$11.89	$9.99	$ 8.85	$13.69	$13.14

Total Return(c)	19.06%	13.84%	(29.89)%	13.12%	16.49%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.12%	1.19%	1.12%	1.12%	1.14%

Expenses, excluding expense reductions	1.12%	1.19%	1.12%	1.12%	1.14%

Net investment income	.38%	.28%	.58%	.63%	.63%

Supplemental Data:
Net assets, end of year (000)	$1,850,569	$1,656,209	$1,512,312	$2,375,786	$2,198,884

Portfolio turnover rate	80.98%	88.13%	85.13%	63.23%	63.84%
(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

FUNDAMENTAL EQUITY FUND

	Class B Shares
	Year Ended 10/31
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$ 9.58	$8.48	$13.16	$12.66	$11.74

Investment operations:

Net investment loss(a)	(.03)	(.03)	(.01)	– (b)	– (b)

Net realized and unrealized gain (loss)	1.80	1.13	(3.73)	1.47	1.76

Total from investment operations	1.77	1.10	(3.74)	1.47	1.76

Distributions to shareholders from:

Net investment income	–	–	–	– (b)	–

Net realized gain	–	–	(.94)	(.97)	(.84)

Total distributions	–	–	(.94)	(.97)	(.84)

Net asset value, end of year	$11.35	$9.58	$8.48	$13.16	$12.66

Total Return(c)	18.48%	12.97%	(30.35)%	12.50%	15.68%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.77%	1.84%	1.77%	1.77%	1.79%

Expenses, excluding expense reductions	1.77%	1.84%	1.77%	1.77%	1.79%

Net investment loss	(.29)%	(.35)%	(.07)%	(.01)%	(.02)%

Supplemental Data:
Net assets, end of year (000)	$149,531	$161,233	$169,131	$280,279	$278,649

Portfolio turnover rate	80.98%	88.13%	85.13%	63.23%	63.84%
(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

FUNDAMENTAL EQUITY FUND

	Class C Shares
	Year Ended 10/31
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$ 9.55	$8.45	$13.11	$12.62	$11.71

Investment operations:

Net investment loss(a)	(.03)	(.03)	(.01)	– (b)	– (b)

Net realized and unrealized gain (loss)	1.78	1.13	(3.71)	1.46	1.75

Total from investment operations	1.75	1.10	(3.72)	1.46	1.75

Distributions to shareholders from:

Net investment income	–	–	– (b)	– (b)	–

Net realized gain	–	–	(.94)	(.97)	(.84)

Total distributions	–	–	(.94)	(.97)	(.84)

Net asset value, end of year	$11.30	$9.55	$ 8.45	$13.11	$12.62

Total Return(c)	18.32%	13.02%	(30.31)%	12.48%	15.64%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.77%	1.84%	1.77%	1.77%	1.79%

Expenses, excluding expense reductions	1.77%	1.84%	1.77%	1.77%	1.79%

Net investment loss	(.26)%	(.37)%	(.07)%	(.01)%	(.02)%

Supplemental Data:
Net assets, end of year (000)	$603,639	$485,484	$419,157	$639,749	$622,822

Portfolio turnover rate	80.98%	88.13%	85.13%	63.23%	63.84%
(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

FUNDAMENTAL EQUITY FUND

	Class F Shares
	Year Ended 10/31			9/28/2007(a) to 10/31/2007
	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$ 9.96	$8.85	$13.70	$13.62

Investment operations:

Net investment income(b)	.09	.03	.08	–	(c)

Net realized and unrealized gain (loss)	1.84	1.18	(3.87)	.08

Total from investment operations	1.93	1.21	(3.79)	.08

Distributions to shareholders from:

Net investment income	(.03)	(.10)	(.12)	–

Net realized gain	–	–	(.94)	–

Total distributions	(.03)	(.10)	(1.06)	–

Net asset value, end of period	$11.86	$9.96	$ 8.85	$13.70

Total Return(d)	19.42%	14.03%	(29.70)%	.59	%(e)

Ratios to Average Net Assets:

Expenses, including expense reductions	.86%	.93%	.87%	.08	%(e)

Expenses, excluding expense reductions	.86%	.93%	.88%	.08	%(e)

Net investment income	.77%	.29%	.77%	.04	%(e)

Supplemental Data:
Net assets, end of period (000)	$282,018	$73,742	$8,995	$10

Portfolio turnover rate	80.98%	88.13%	85.13%	63.23%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

FUNDAMENTAL EQUITY FUND

	Class I Shares
	Year Ended 10/31
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$10.04	$ 8.92	$13.79	$13.21	$12.19

Investment operations:

Net investment income(a)	.08	.05	.11	.10	.12

Net realized and unrealized gain (loss)	1.88	1.17	(3.92)	1.57	1.83

Total from investment operations	1.96	1.22	(3.81)	1.67	1.95

Distributions to shareholders from:

Net investment income	(.04)	(.10)	(.12)	(.12)	(.10)

Net realized gain	–	–	(.94)	(.97)	(.83)

Total distributions	(.04)	(.10)	(1.06)	(1.09)	(.93)

Net asset value, end of year	$11.96	$10.04	$ 8.92	$13.79	$13.21

Total Return(b)	19.54%	14.11%	(29.62)%	13.68%	16.87%

Ratios to Average Net Assets:

Expenses, including expense reductions	.77%	.84%	.77%	.78%	.79%

Expenses, excluding expense reductions	.77%	.84%	.77%	.78%	.79%

Net investment income	.75%	.58%	.92%	.78%	.97%

Supplemental Data:
Net assets, end of year (000)	$162,114	$98,570	$54,483	$53,737	$3,880

Portfolio turnover rate	80.98%	88.13%	85.13%	63.23%	63.84%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

FUNDAMENTAL EQUITY FUND

	Class P Shares
	Year Ended 10/31
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$ 9.87	$8.75	$13.55	$13.03	$12.05

Investment operations:

Net investment income(a)	.03	.01	.06	.07	.06

Net realized and unrealized gain (loss)	1.85	1.16	(3.85)	1.51	1.82

Total from investment operations	1.88	1.17	(3.79)	1.58	1.88

Distributions to shareholders from:

Net investment income	–	(.05)	(.07)	(.09)	(.06)

Net realized gain	–	–	(.94)	(.97)	(.84)

Total distributions	–	(.05)	(1.01)	(1.06)	(.90)

Net asset value, end of year	$11.75	$9.87	$ 8.75	$13.55	$13.03

Total Return(b)	19.05%	13.59%	(29.98)%	13.08%	16.36%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.22%	1.29%	1.22%	1.22%	1.24%

Expenses, excluding expense reductions	1.22%	1.29%	1.22%	1.22%	1.25%

Net investment income	.28%	.17%	.49%	.53%	.49%

Supplemental Data:
Net assets, end of year (000)	$30,598	$29,361	$24,711	$48,641	$42,516

Portfolio turnover rate	80.98%	88.13%	85.13%	63.23%	63.84%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

FUNDAMENTAL EQUITY FUND

	Class R2 Shares
	Year Ended 10/31			9/28/2007(a) to 10/31/2007
	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$ 9.89	$8.82	$13.69	$13.62

Investment operations:

Net investment income (loss)(b)	.04	(.01)	.05	–	(c)

Net realized and unrealized gain (loss)	1.82	1.17	(3.88)	.07

Total from investment operations	1.86	1.16	(3.83)	.07

Distributions to shareholders from:

Net investment income	– (c)	(.09)	(.10)	–

Net realized gain	–	–	(.94)	–

Total distributions	– (c)	(.09)	(1.04)	–

Net asset value, end of period	$11.75	$9.89	$ 8.82	$13.69

Total Return(d)	18.81%	13.44%	(29.98)%	.51	%(e)

Ratios to Average Net Assets:

Expenses, including expense reductions	1.36%	1.42%	1.30%	.12	%(e)

Expenses, excluding expense reductions	1.36%	1.42%	1.31%	.12	%(e)

Net investment income (loss)	.36%	(.14)%	.47%	.00	%(e)(f)

Supplemental Data:
Net assets, end of period (000)	$4,444	$1,187	$319	$10

Portfolio turnover rate	80.98%	88.13%	85.13%	63.23%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Amount is less than .01%.

See Notes to Financial Statements.

Financial Highlights (concluded)

FUNDAMENTAL EQUITY FUND

	Class R3 Shares
	Year Ended 10/31			9/28/2007(a) to 10/31/2007
	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$ 9.92	$8.82	$13.69	$13.62

Investment operations:

Net investment income(b)	.03	– (c)	.04	–	(c)

Net realized and unrealized gain (loss)	1.85	1.17	(3.86)	.07

Total from investment operations	1.88	1.17	(3.82)	.07

Distributions to shareholders from:

Net investment income	– (c)	(.07)	(.11)	–

Net realized gain	–	–	(.94)	–

Total distributions	– (c)	(.07)	(1.05)	–

Net asset value, end of period	$11.80	$9.92	$ 8.82	$13.69

Total Return(d)	18.96%	13.55%	(29.96)%	.51	%(e)

Ratios to Average Net Assets:

Expenses, including expense reductions	1.26%	1.33%	1.26%	.11	%(e)

Expenses, excluding expense reductions	1.26%	1.33%	1.26%	.11	%(e)

Net investment income	.30%	.05%	.37%	.01	%(e)

Supplemental Data:
Net assets, end of period (000)	$67,814	$28,510	$14,303	$10

Portfolio turnover rate	80.98%	88.13%	85.13%	63.23%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.

See Notes to Financial Statements.

Financial Highlights

INTERNATIONAL CORE EQUITY FUND

	Class A Shares
	Year Ended 10/31
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$11.20	$ 8.68	$18.34	$15.23	$12.37

Investment operations:

Net investment income(a)	.12	.08	.23	.17	.08

Net realized and unrealized gain (loss)	.88	2.66	(8.23)	3.92	3.17

Total from investment operations	1.00	2.74	(8.00)	4.09	3.25

Distributions to shareholders from:

Net investment income	(.08)	(.22)	(.13)	(.06)	(.05)

Net realized gain	–	–	(1.53)	(.92)	(.34)

Total distributions	(.08)	(.22)	(1.66)	(.98)	(.39)

Net asset value, end of year	$12.12	$11.20	$ 8.68	$18.34	$15.23

Total Return(b)	8.95%	32.32%	(47.48)%	28.22%	26.86%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.18%	1.55%	1.43%	1.40%	1.53%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.18%	1.55%	1.42%	1.40%	1.52%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.44%	1.55%	1.43%	1.41%	1.53%

Net investment income	1.05%	.92%	1.68%	1.02%	.55%

Supplemental Data:
Net assets, end of year (000)	$542,452	$574,731	$527,567	$1,082,308	$655,273

Portfolio turnover rate	98.73%	132.22%	125.37%	122.32%	134.00%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL CORE EQUITY FUND

	Class B Shares
	Year Ended 10/31
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$11.02	$ 8.50	$18.00	$15.00	$12.24

Investment operations:

Net investment income (loss)(a)	.04	.02	.14	.06	(.01)

Net realized and unrealized gain (loss)	.87	2.62	(8.07)	3.86	3.13

Total from investment operations	.91	2.64	(7.93)	3.92	3.12

Distributions to shareholders from:

Net investment income	(.02)	(.12)	(.04)	– (b)	(.02)

Net realized gain	–	–	(1.53)	(.92)	(.34)

Total distributions	(.02)	(.12)	(1.57)	(.92)	(.36)

Net asset value, end of year	$11.91	$11.02	$ 8.50	$18.00	$15.00

Total Return(c)	8.23%	31.46%	(47.80)%	27.39%	25.98%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.84%	2.20%	2.08%	2.05%	2.18%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.84%	2.20%	2.08%	2.05%	2.17%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	2.09%	2.20%	2.08%	2.06%	2.18%

Net investment income (loss)	.40%	.27%	1.02%	.36%	(.09)%

Supplemental Data:
Net assets, end of year (000)	$39,255	$43,492	$39,604	$82,699	$51,040

Portfolio turnover rate	98.73%	132.22%	125.37%	122.32%	134.00%
(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL CORE EQUITY FUND

	Class C Shares
	Year Ended 10/31
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$11.04	$8.50	$18.00	$15.00	$12.24

Investment operations:

Net investment income (loss)(a)	.04	.03	.14	.06	(.01)

Net realized and unrealized gain (loss)	.87	2.62	(8.07)	3.86	3.13

Total from investment operations	.91	2.65	(7.93)	3.92	3.12

Distributions to shareholders from:

Net investment income	(.02)	(.11)	(.04)	– (b)	(.02)

Net realized gain	–	–	(1.53)	(.92)	(.34)

Total distributions	(.02)	(.11)	(1.57)	(.92)	(.36)

Net asset value, end of year	$11.93	$11.04	$8.50	$18.00	$15.00

Total Return(c)	8.21%	31.52%	(47.82)%	27.39%	25.98%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.84%	2.20%	2.08%	2.06%	2.18%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.84%	2.20%	2.08%	2.06%	2.17%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	2.09%	2.20%	2.08%	2.06%	2.18%

Net investment income (loss)	.38%	.28%	1.01%	.37%	(.07)%

Supplemental Data:
Net assets, end of year (000)	$91,550	$105,557	$95,496	$216,646	$138,424

Portfolio turnover rate	98.73%	132.22%	125.37%	122.32%	134.00%
(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL CORE EQUITY FUND

	Class F Shares
	Year Ended 10/31			9/28/2007(a) to 10/31/2007
	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$11.16	$ 8.68	$18.34	$17.65

Investment operations:

Net investment income (loss)(b)	.16	.16	.24	(.01)

Net realized and unrealized gain (loss)	.86	2.59	(8.19)	.70

Total from investment operations	1.02	2.75	(7.95)	.69

Distributions to shareholders from:

Net investment income	(.10)	(.27)	(.18)	–

Net realized gain	–	–	(1.53)	–

Total distributions	(.10)	(.27)	(1.71)	–

Net asset value, end of period	$12.08	$11.16	$ 8.68	$18.34

Total Return(c)	9.25%	32.76%	(47.37)%	3.91	%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.90%	1.27%	1.26%	.12	%(d)

Expenses, including expense reductions, management fee waived and expenses reimbursed	.90%	1.27%	1.25%	.12	%(d)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.18%	1.27%	1.26%	.12	%(d)

Net investment income (loss)	1.45%	1.73%	2.02%	(.06	)%(d)

Supplemental Data:
Net assets, end of period (000)	$31,153	$9,009	$1,869	$10

Portfolio turnover rate	98.73%	132.22%	125.37%	122.32%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL CORE EQUITY FUND

	Class I Shares
	Year Ended 10/31
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$11.28	$ 8.77	$18.49	$15.33	$12.43

Investment operations:

Net investment income(a)	.15	.13	.29	.25	.13

Net realized and unrealized gain (loss)	.89	2.65	(8.30)	3.93	3.19

Total from investment operations	1.04	2.78	(8.01)	4.18	3.32

Distributions to shareholders from:

Net investment income	(.11)	(.27)	(.18)	(.10)	(.08)

Net realized gain	–	–	(1.53)	(.92)	(.34)

Total distributions	(.11)	(.27)	(1.71)	(1.02)	(.42)

Net asset value, end of year	$12.21	$11.28	$ 8.77	$18.49	$15.33

Total Return(b)	9.31%	32.86%	(47.30)%	28.67%	27.26%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.82%	1.19%	1.07%	1.05%	1.19%

Expenses, including expense reductions, management fee waived and expenses reimbursed	.82%	1.19%	1.07%	1.05%	1.18%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.08%	1.19%	1.07%	1.06%	1.19%

Net investment income	1.34%	1.34%	2.05%	1.53%	.92%

Supplemental Data:
Net assets, end of year (000)	$267,253	$167,574	$113,975	$259,354	$70,641

Portfolio turnover rate	98.73%	132.22%	125.37%	122.32%	134.00%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL CORE EQUITY FUND

	Class P Shares
	Year Ended 10/31
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$11.13	$ 8.63	$18.30	$15.22	$12.36

Investment operations:

Net investment income(a)	.10	.07	.23	.15	.08

Net realized and unrealized gain (loss)	.88	2.64	(8.19)	3.91	3.16

Total from investment operations	.98	2.71	(7.96)	4.06	3.24

Distributions to shareholders from:

Net investment income	(.07)	(.21)	(.18)	(.06)	(.03)

Net realized gain	–	–	(1.53)	(.92)	(.35)

Total distributions	(.07)	(.21)	(1.71)	(.98)	(.38)

Net asset value, end of year	$12.04	$11.13	$ 8.63	$18.30	$15.22

Total Return(b)	8.84%	32.29%	(47.56)%	28.07%	26.69%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.29%	1.64%	1.52%	1.51%	1.63%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.29%	1.64%	1.52%	1.51%	1.62%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.54%	1.64%	1.52%	1.51%	1.63%

Net investment income	.92%	.78%	1.68%	.91%	.55%

Supplemental Data:
Net assets, end of year (000)	$1,765	$1,825	$1,135	$192	$66

Portfolio turnover rate	98.73%	132.22%	125.37%	122.32%	134.00%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL CORE EQUITY FUND

	Class R2 Shares
	Year Ended 10/31			9/28/2007(a) to 10/31/2007
	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$11.20	$ 8.69	$18.33	$17.65

Investment operations:

Net investment income (loss)(b)	.08	.12	.27	(.01)

Net realized and unrealized gain (loss)	.91	2.65	(8.21)	.69

Total from investment operations	.99	2.77	(7.94)	.68

Distributions to shareholders from:

Net investment income	(.05)	(.26)	(.17)	–

Net realized gain	–	–	(1.53)	–

Total distributions	(.05)	(.26)	(1.70)	–

Net asset value, end of period	$12.14	$11.20	$ 8.69	$18.33

Total Return(c)	8.86%	32.77%	(47.24)%	3.85	%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.35%	1.16%	1.17%	.14	%(d)

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.35%	1.16%	1.16%	.14	%(d)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.64%	1.16%	1.17%	.14	%(d)

Net investment income (loss)	.73%	1.33%	1.92%	(.08	)%(d)

Supplemental Data:
Net assets, end of period (000)	$570	$7	$5	$10

Portfolio turnover rate	98.73%	132.22%	125.37%	122.32%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (concluded)

INTERNATIONAL CORE EQUITY FUND

	Class R3 Shares
	Year Ended 10/31			9/28/2007(a) to 10/31/2007
	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$11.10	$ 8.65	$18.33	$17.65

Investment operations:

Net investment income (loss)(b)	.11	.06	.22	(.01)

Net realized and unrealized gain (loss)	.87	2.64	(8.20)	.69

Total from investment operations	.98	2.70	(7.98)	.68

Distributions to shareholders from:

Net investment income	(.08)	(.25)	(.17)	–

Net realized gain	–	–	(1.53)	–

Total distributions	(.08)	(.25)	(1.70)	–

Net asset value, end of period	$12.00	$11.10	$ 8.65	$18.33

Total Return(c)	8.89%	32.23%	(47.55)%	3.85	%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.28%	1.68%	1.62%	.14	%(d)

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.28%	1.68%	1.62%	.14	%(d)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.57%	1.68%	1.62%	.14	%(d)

Net investment income (loss)	1.02%	.65%	1.79%	(.08	)%(d)

Supplemental Data:
Net assets, end of period (000)	$10,418	$1,439	$523	$10

Portfolio turnover rate	98.73%	132.22%	125.37%	122.32%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights

INTERNATIONAL DIVIDEND INCOME FUND

	Class A Shares
	Year Ended 10/31		6/23/2008(a) to 10/31/2008
	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$8.22	$6.29	$10.00

Investment operations:

Net investment income(b)	.34	.28	.16

Net realized and unrealized gain (loss)	.42	1.90	(3.74)

Total from investment operations	.76	2.18	(3.58)

Distributions to shareholders from:

Net investment income	(.34)	(.25)	(.13)

Net asset value, end of period	$8.64	$8.22	$ 6.29

Total Return(c)	9.58%	35.88%	(36.10	)%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.14%	1.35%	.48	%(d)

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.14%	1.35%	.48	%(d)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.46%	1.63%	.68	%(d)

Net investment income	4.23%	4.08%	1.98	%(d)

Supplemental Data:
Net assets, end of period (000)	$162,611	$52,935	$9,075

Portfolio turnover rate	100.06%	105.74%	53.94%
(a)	Commencement of investment operations was 6/23/2008, SEC effective date was 6/20/2008 and date shares first became available to the public was 6/30/2008.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL DIVIDEND INCOME FUND

	Class C Shares
	Year Ended 10/31		6/23/2008(a) to 10/31/2008
	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$8.19	$6.28	$10.00

Investment operations:

Net investment income(b)	.29	.21	.09

Net realized and unrealized gain (loss)	.41	1.92	(3.68)

Total from investment operations	.70	2.13	(3.59)

Distributions to shareholders from:

Net investment income	(.29)	(.22)	(.13)

Net asset value, end of period	$8.60	$8.19	$ 6.28

Total Return(c)	8.99%	34.87%	(36.22	)%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.79%	1.98%	.68	%(d)

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.79%	1.98%	.68	%(d)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	2.10%	2.26%	1.44	%(d)

Net investment income	3.61%	2.93%	1.23	%(d)

Supplemental Data:
Net assets, end of period (000)	$13,561	$4,376	$177

Portfolio turnover rate	100.06%	105.74%	53.94%
(a)	Commencement of investment operations was 6/23/2008, SEC effective date was 6/20/2008 and date shares first became available to the public was 6/30/2008.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL DIVIDEND INCOME FUND

	Class F Shares
	Year Ended 10/31		6/23/2008(a) to 10/31/2008
	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$8.23	$6.29	$10.00

Investment operations:

Net investment income(b)	.39	.18	.15

Net realized and unrealized gain (loss)	.39	2.02	(3.72)

Total from investment operations	.78	2.20	(3.57)

Distributions to shareholders from:

Net investment income	(.36)	(.26)	(.14)

Net asset value, end of period	$8.65	$8.23	$ 6.29

Total Return(c)	9.95%	36.13%	(36.08	)%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.88%	1.07%	.35	%(d)

Expenses, including expense reductions, management fee waived and expenses reimbursed	.88%	1.07%	.35	%(d)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.21%	1.39%	1.53	%(d)

Net investment income	4.78%	2.32%	1.91	%(d)

Supplemental Data:
Net assets, end of period (000)	$12,745	$1,772	$28

Portfolio turnover rate	100.06%	105.74%	53.94%
(a)	Commencement of investment operations was 6/23/2008, SEC effective date was 6/20/2008 and date shares first became available to the public was 6/30/2008.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL DIVIDEND INCOME FUND

	Class I Shares
	Year Ended 10/31		6/23/2008(a) to 10/31/2008
	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$8.24	$6.29	$10.00

Investment operations:

Net investment income(b)	.37	.29	.19

Net realized and unrealized gain (loss)	.41	1.93	(3.76)

Total from investment operations	.78	2.22	(3.57)

Distributions to shareholders from:

Net investment income	(.36)	(.27)	(.14)

Net asset value, end of period	$8.66	$8.24	$ 6.29

Total Return(c)	10.03%	36.38%	(36.07	)%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.81%	.99%	.36	%(d)

Expenses, including expense reductions, management fee waived and expenses reimbursed	.81%	.99%	.36	%(d)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.10%	1.28%	.54	%(d)

Net investment income	4.53%	4.13%	2.19	%(d)

Supplemental Data:
Net assets, end of period (000)	$265,348	$225,688	$83,413

Portfolio turnover rate	100.06%	105.74%	53.94%
(a)	Commencement of investment operations was 6/23/2008, SEC effective date was 6/20/2008 and date shares first became available to the public was 6/30/2008.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL DIVIDEND INCOME FUND

	Class R2 Shares
	Year Ended 10/31		6/23/2008(a) to 10/31/2008
	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$8.29	$6.30	$10.00

Investment operations:

Net investment income(b)	.37	.31	.18

Net realized and unrealized gain (loss)	.42	1.91	(3.76)

Total from investment operations	.79	2.22	(3.58)

Distributions to shareholders from:

Net investment income	(.32)	(.23)	(.12)

Net asset value, end of period	$8.76	$8.29	$ 6.30

Total Return(c)	9.96%	36.26%	(36.08	)%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.84%	.96%	.50	%(d)

Expenses, including expense reductions, management fee waived and expenses reimbursed	.84%	.96%	.50	%(d)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.13%	1.27%	2.87	%(d)

Net investment income	4.45%	4.63%	2.07	%(d)

Supplemental Data:
Net assets, end of period (000)	$10	$9	$6

Portfolio turnover rate	100.06%	105.74%	53.94%
(a)	Commencement of investment operations was 6/23/2008, SEC effective date was 6/20/2008 and date shares first became available to the public was 6/30/2008.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (concluded)

INTERNATIONAL DIVIDEND INCOME FUND

	Class R3 Shares
	Year Ended 10/31		6/23/2008(a) to 10/31/2008
	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$8.28	$6.30	$10.00

Investment operations:

Net investment income(b)	.36	.31	.18

Net realized and unrealized gain (loss)	.40	1.91	(3.75)

Total from investment operations	.76	2.22	(3.57)

Distributions to shareholders from:

Net investment income	(.33)	(.24)	(.13)

Net asset value, end of period	$8.71	$8.28	$6.30

Total Return(c)	9.62%	36.22%	(36.06	)%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.24%	.96%	.46	%(d)

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.24%	.96%	.46	%(d)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.58%	1.27%	2.84	%(d)

Net investment income	4.40%	4.62%	2.10	%(d)

Supplemental Data:
Net assets, end of period (000)	$111	$9	$6

Portfolio turnover rate	100.06%	105.74%	53.94%
(a)	Commencement of investment operations was 6/23/2008, SEC effective date was 6/20/2008 and date shares first became available to the public was 6/30/2008.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights

INTERNATIONAL OPPORTUNITIES FUND

	Class A Shares
	Year Ended 10/31
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$10.70	$ 7.29	$19.81	$15.72	$11.97

Investment operations:

Net investment income(a)	.06	.04	.09	.04	.05

Net realized and unrealized gain (loss)	2.20	3.42	(10.36)	4.07	3.70

Total from investment operations	2.26	3.46	(10.27)	4.11	3.75

Distributions to shareholders from:

Net investment income	(.09)	(.05)	(.08)	(.02)	–

Net realized gain	–	–	(2.17)	–	–

Total distributions	(.09)	(.05)	(2.25)	(.02)	–

Net asset value, end of year	$12.87	$10.70	$ 7.29	$19.81	$15.72

Total Return(b)	21.21%	47.94%	(57.81)%	26.14%	31.33%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.54%	1.77%	1.60%	1.56%	1.60%

Expenses, excluding expense reductions	1.54%	1.77%	1.61%	1.56%	1.60%

Net investment income	.54%	.50%	.65%	.23%	.38%

Supplemental Data:
Net assets, end of year (000)	$98,272	$92,188	$67,815	$200,909	$148,996

Portfolio turnover rate	83.13%	115.58%	130.51%	115.79%	98.16%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL OPPORTUNITIES FUND

	Class B Shares
	Year Ended 10/31
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$10.17	$ 6.92	$18.96	$15.12	$11.59

Investment operations:

Net investment loss(a)	(.01)	(.01)	– (b)	(.07)	(.04)

Net realized and unrealized gain (loss)	2.08	3.26	(9.87)	3.91	3.57

Total from investment operations	2.07	3.25	(9.87)	3.84	3.53

Distributions to shareholders from:

Net investment income	(.03)	–	–	–	–

Net realized gain	–	–	(2.17)	–	–

Total distributions	(.03)	–	(2.17)	–	–

Net asset value, end of year	$12.21	$10.17	$ 6.92	$18.96	$15.12

Total Return(c)	20.35%	46.97%	(58.10)%	25.40%	30.46%

Ratios to Average Net Assets:

Expenses, including expense reductions	2.19%	2.42%	2.25%	2.21%	2.24%

Expenses, excluding expense reductions	2.19%	2.42%	2.26%	2.21%	2.24%

Net investment loss	(.13)%	(.15)%	(.01)%	(.43)%	(.30)%

Supplemental Data:
Net assets, end of year (000)	$14,307	$17,103	$14,192	$43,231	$36,642

Portfolio turnover rate	83.13%	115.58%	130.51%	115.79%	98.16%
(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL OPPORTUNITIES FUND

	Class C Shares
	Year Ended 10/31
	2010	2009	2008		2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$10.12	$ 6.88	$18.86		$15.05	$11.54

Investment operations:

Net investment income (loss)(a)	(.01)	(.01)	–	(b)	(.07)	(.04)

Net realized and unrealized gain (loss)	2.06	3.25	(9.81)		3.88	3.55

Total from investment operations	2.05	3.24	(9.81)		3.81	3.51

Distributions to shareholders from:

Net investment income	(.03)	–	–		–	–

Net realized gain	–	–	(2.17)		–	–

Total distributions	(.03)	–	(2.17)		–	–

Net asset value, end of year	$12.14	$10.12	$ 6.88		$18.86	$15.05

Total Return(c)	20.34%	47.09%	(58.09)%		25.32%	30.42%

Ratios to Average Net Assets:

Expenses, including expense reductions	2.19%	2.42%	2.25%		2.21%	2.24%

Expenses, excluding expense reductions	2.19%	2.42%	2.26%		2.21%	2.25%

Net investment income (loss)	(.13)%	(.14)%	.00	%(d)	(.40)%	(.27)%

Supplemental Data:
Net assets, end of year (000)	$19,969	$21,668	$15,297		$43,422	$30,673

Portfolio turnover rate	83.13%	115.58%	130.51%		115.79%	98.16%
(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Amount is less than .01%.

See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL OPPORTUNITIES FUND

	Class F Shares
	Year Ended 10/31			9/28/2007(a) to 10/31/2007
	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.65	$ 7.28	$19.81	$18.82

Investment operations:

Net investment income(b)	.10	.09	.09	.01

Net realized and unrealized gain (loss)	2.17	3.37	(10.31)	.98

Total from investment operations	2.27	3.46	(10.22)	.99

Distributions to shareholders from:

Net investment income	(.11)	(.09)	(.14)	–

Net realized gain	–	–	(2.17)	–

Total distributions	(.11)	(.09)	(2.31)	–

Net asset value, end of period	$12.81	$10.65	$ 7.28	$19.81

Total Return(c)	21.47%	48.36%	(57.70)%	5.26	%(d)

Ratios to Average Net Assets:

Expenses, including expense reductions	1.28%	1.49%	1.42%	.13	%(d)

Expenses, excluding expense reductions	1.28%	1.49%	1.43%	.13	%(d)

Net investment income	.88%	1.00%	.84%	.03	%(d)

Supplemental Data:
Net assets, end of period (000)	$934	$384	$121	$11

Portfolio turnover rate	83.13%	115.58%	130.51%	115.79%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL OPPORTUNITIES FUND

	Class I Shares
	Year Ended 10/31
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$10.96	$ 7.48	$20.29	$16.08	$12.21

Investment operations:

Net investment income(a)	.11	.08	.14	.12	.11

Net realized and unrealized gain (loss)	2.23	3.50	(10.64)	4.15	3.76

Total from investment operations	2.34	3.58	(10.50)	4.27	3.87

Distributions to shareholders from:

Net investment income	(.12)	(.10)	(.14)	(.06)	–

Net realized gain	–	–	(2.17)	–	–

Total distributions	(.12)	(.10)	(2.31)	(.06)	–

Net asset value, end of year	$13.18	$10.96	$ 7.48	$20.29	$16.08

Total Return(b)	21.50%	48.47%	(57.66)%	26.67%	31.70%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.18%	1.42%	1.27%	1.20%	1.25%

Expenses, excluding expense reductions	1.18%	1.42%	1.27%	1.21%	1.25%

Net investment income	.93%	.87%	1.05%	.65%	.76%

Supplemental Data:
Net assets, end of year (000)	$232,027	$160,456	$110,838	$164,086	$149,509

Portfolio turnover rate	83.13%	115.58%	130.51%	115.79%	98.16%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL OPPORTUNITIES FUND

	Class P Shares
	Year Ended 10/31
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$10.86	$ 7.36	$20.00	$15.89	$12.11

Investment operations:

Net investment income(a)	.05	.03	.07	.02	.09

Net realized and unrealized gain (loss)	2.22	3.48	(10.46)	4.12	3.69

Total from investment operations	2.27	3.51	(10.39)	4.14	3.78

Distributions to shareholders from:

Net investment income	(.07)	(.01)	(.08)	(.03)	–

Net realized gain	–	–	(2.17)	–	–

Total distributions	(.07)	(.01)	(2.25)	(.03)	–

Net asset value, end of year	$13.06	$10.86	$ 7.36	$20.00	$15.89

Total Return(b)	21.05%	47.86%	(57.86)%	26.10%	31.21%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.64%	1.87%	1.70%	1.65%	1.74%

Expenses, excluding expense reductions	1.64%	1.87%	1.71%	1.65%	1.74%

Net investment income	.44%	.36%	.55%	.11%	.62%

Supplemental Data:
Net assets, end of year (000)	$900	$781	$834	$1,826	$1,489

Portfolio turnover rate	83.13%	115.58%	130.51%	115.79%	98.16%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL OPPORTUNITIES FUND

	Class R2 Shares
	Year Ended 10/31			9/28/2007(a) to 10/31/2007
	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.64	$ 7.24	$19.80	$18.82

Investment operations:

Net investment income(b)	.03	.03	.06	–	(c)

Net realized and unrealized gain (loss)	2.18	3.40	(10.32)	.98

Total from investment operations	2.21	3.43	(10.26)	.98

Distributions to shareholders from:

Net investment income	(.08)	(.03)	(.13)	–

Net realized gain	–	–	(2.17)	–

Total distributions	(.08)	(.03)	(2.30)	–

Net asset value, end of period	$12.77	$10.64	$ 7.24	$19.80

Total Return(d)	20.90%	47.69%	(57.93)%	5.21	%(e)

Ratios to Average Net Assets:

Expenses, including expense reductions	1.79%	1.97%	1.84%	.16	%(e)

Expenses, excluding expense reductions	1.79%	1.97%	1.84%	.16	%(e)

Net investment income	.31%	.34%	.51%	.00	%(e)(f)

Supplemental Data:
Net assets, end of period (000)	$96	$91	$31	$11

Portfolio turnover rate	83.13%	115.58%	130.51%	115.79%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Amount is less than .01%.

See Notes to Financial Statements.

Financial Highlights (concluded)

INTERNATIONAL OPPORTUNITIES FUND

	Class R3 Shares
	Year Ended 10/31			9/28/2007(a) to 10/31/2007
	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.60	$ 7.27	$19.81	$18.82

Investment operations:

Net investment income(b)	.05	.01	.10	–	(c)

Net realized and unrealized gain (loss)	2.17	3.41	(10.34)	.99

Total from investment operations	2.22	3.42	(10.24)	.99

Distributions to shareholders from:

Net investment income	(.10)	(.09)	(.13)	–

Net realized gain	–	–	(2.17)	–

Total distributions	(.10)	(.09)	(2.30)	–

Net asset value, end of period	$12.72	$10.60	$ 7.27	$19.81

Total Return(d)	21.04%	47.75%	(57.77)%	5.26	%(e)

Ratios to Average Net Assets:

Expenses, including expense reductions	1.67%	1.81%	1.52%	.15	%(e)

Expenses, excluding expense reductions	1.67%	1.81%	1.52%	.15	%(e)

Net investment income	.45%	.14%	.81%	.00	%(e)(f)

Supplemental Data:
Net assets, end of period (000)	$3,016	$573	$22	$11

Portfolio turnover rate	83.13%	115.58%	130.51%	115.79%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Amount is less than .01%.

See Notes to Financial Statements.

Financial Highlights

LARGE CAP VALUE FUND

	Class A Shares
	Year Ended 10/31
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$8.61	$8.48	$15.47	$14.19	$12.38

Investment operations:

Net investment income(a)	.04	.07	.14	.19	.17

Net realized and unrealized gain (loss)	.88	.20	(4.92)	1.58	2.05

Total from investment operations	.92	.27	(4.78)	1.77	2.22

Distributions to shareholders from:

Net investment income	(.06)	(.14)	(.20)	(.17)	(.12)

Net realized gain	–	–	(2.01)	(.32)	(.29)

Total distributions	(.06)	(.14)	(2.21)	(.49)	(.41)

Net asset value, end of year	$9.47	$8.61	$ 8.48	$15.47	$14.19

Total Return(b)	10.69%	3.77%	(35.16)%	12.95%	18.40%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.20%	1.16%	.95%	.95%	.95%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.20%	1.16%	.95%	.95%	.95%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.20%	1.27%	1.25%	1.16%	1.28%

Net investment income	.39%	.87%	1.24%	1.30%	1.26%

Supplemental Data:
Net assets, end of year (000)	$27,611	$27,444	$21,010	$28,538	$20,994

Portfolio turnover rate	29.34%	103.30%	126.70%	109.22%	42.16%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

LARGE CAP VALUE FUND

	Class B Shares
	Year Ended 10/31
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$8.47	$8.30	$15.18	$13.96	$12.19

Investment operations:

Net investment income (loss)(a)	(.02)	.02	.07	.09	.08

Net realized and unrealized gain (loss)	.86	.22	(4.83)	1.56	2.03

Total from investment operations	.84	.24	(4.76)	1.65	2.11

Distributions to shareholders from:

Net investment income	– (b)	(.07)	(.11)	(.11)	(.04)

Net realized gain	–	–	(2.01)	(.32)	(.30)

Total distributions	– (b)	(.07)	(2.12)	(.43)	(.34)

Net asset value, end of year	$9.31	$8.47	$ 8.30	$15.18	$13.96

Total Return(c)	9.96%	3.19%	(35.60)%	12.23%	17.65%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.86%	1.79%	1.60%	1.60%	1.60%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.86%	1.79%	1.60%	1.60%	1.60%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.86%	1.91%	1.90%	1.81%	1.93%

Net investment income (loss)	(.27)%	.30%	.59%	.65%	.60%

Supplemental Data:
Net assets, end of year (000)	$2,419	$2,558	$2,549	$4,005	$3,109

Portfolio turnover rate	29.34%	103.30%	126.70%	109.22%	42.16%
(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

LARGE CAP VALUE FUND

	Class C Shares
	Year Ended 10/31
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$8.47	$8.30	$15.19	$13.95	$12.20

Investment operations:

Net investment income (loss)(a)	(.02)	.02	.06	.09	.08

Net realized and unrealized gain (loss)	.87	.23	(4.83)	1.57	2.02

Total from investment operations	.85	.25	(4.77)	1.66	2.10

Distributions to shareholders from:

Net investment income	(.01)	(.08)	(.11)	(.10)	(.05)

Net realized gain	—	—	(2.01)	(.32)	(.30)

Total distributions	(.01)	(.08)	(2.12)	(.42)	(.35)

Net asset value, end of year	$9.31	$8.47	$ 8.30	$15.19	$13.95

Total Return(b)	10.03%	3.30%	(35.64)%	12.29%	17.58%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.86%	1.81%	1.60%	1.60%	1.60%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.86%	1.81%	1.60%	1.60%	1.60%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.86%	1.91%	1.90%	1.81%	1.93%

Net investment income (loss)	(.26)%	.22%	.58%	.65%	.61%

Supplemental Data:
Net assets, end of year (000)	$5,499	$5,654	$4,266	$6,643	$4,753

Portfolio turnover rate	29.34%	103.30%	126.70%	109.22%	42.16%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

LARGE CAP VALUE FUND

	Class F Shares
	Year Ended 10/31			9/28/2007(a) to 10/31/2007
	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$8.58	$8.47	$15.47	$15.32

Investment operations:

Net investment income(b)	.05	.05	.17	.02

Net realized and unrealized gain (loss)	.89	.23	(4.91)	.13

Total from investment operations	.94	.28	(4.74)	.15

Distributions to shareholders from:

Net investment income	(.08)	(.17)	(.25)	–

Net realized gain	–	–	(2.01)	–

Total distributions	(.08)	(.17)	(2.26)	–

Net asset value, end of period	$9.44	$8.58	$ 8.47	$15.47

Total Return(c)	10.98%	4.00%	(35.00)%	.98	%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.94%	1.03%	.68%	.06	%(d)

Expenses, including expense reductions, management fee waived and expenses reimbursed	.94%	1.03%	.68%	.06	%(d)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.94%	1.05%	.98%	.07	%(d)

Net investment income	.60%	.62%	1.64%	.12	%(d)

Supplemental Data:
Net assets, end of period (000)	$592	$202	$27	$10

Portfolio turnover rate	29.34%	103.30%	126.70%	109.22%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

LARGE CAP VALUE FUND

	Class I Shares
	Year Ended 10/31
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$8.66	$8.54	$15.58	$14.27	$12.44

Investment operations:

Net investment income(a)	.07	.10	.18	.24	.21

Net realized and unrealized gain (loss)	.89	.19	(4.96)	1.60	2.07

Total from investment operations	.96	.29	(4.78)	1.84	2.28

Distributions to shareholders from:

Net investment income	(.09)	(.17)	(.25)	(.21)	(.15)

Net realized gain	–	–	(2.01)	(.32)	(.30)

Total distributions	(.09)	(.17)	(2.26)	(.53)	(.45)

Net asset value, end of year	$9.53	$8.66	$ 8.54	$15.58	$14.27

Total Return(b)	11.08%	4.16%	(34.99)%	13.40%	18.83%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.85%	.79%	.60%	.60%	.60%

Expenses, including expense reductions, management fee waived and expenses reimbursed	.85%	.79%	.60%	.60%	.60%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.85%	.92%	.90%	.81%	.93%

Net investment income	.73%	1.35%	1.62%	1.67%	1.61%

Supplemental Data:
Net assets, end of year (000)	$9,538	$11,207	$17,199	$22,423	$30,156

Portfolio turnover rate	29.34%	103.30%	126.70%	109.22%	42.16%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

LARGE CAP VALUE FUND

	Class P Shares
	Year Ended 10/31
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$8.64	$8.50	$15.49	$14.19	$12.38

Investment operations:

Net investment income(a)	.03	.07	.13	.18	.15

Net realized and unrealized gain (loss)	.88	.20	(4.92)	1.59	2.05

Total from investment operations	.91	.27	(4.79)	1.77	2.20

Distributions to shareholders from:

Net investment income	(.05)	(.13)	(.19)	(.15)	(.10)

Net realized gain	–	–	(2.01)	(.32)	(.29)

Total distributions	(.05)	(.13)	(2.20)	(.47)	(.39)

Net asset value, end of year	$9.50	$8.64	$ 8.50	$15.49	$14.19

Total Return(b)	10.55%	3.67%	(35.20)%	12.92%	18.23%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.29%	1.23%	1.03%	1.04%	1.05%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.29%	1.23%	1.03%	1.04%	1.05%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.29%	1.34%	1.34%	1.26%	1.38%

Net investment income	.30%	.90%	1.16%	1.21%	1.17%

Supplemental Data:
Net assets, end of year (000)	$13	$11	$11	$17	$15

Portfolio turnover rate	29.34%	103.30%	126.70%	109.22%	42.16%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

LARGE CAP VALUE FUND

	Class R2 Shares
	3/23/2010(a) to 10/31/2010

Per Share Operating Performance
Net asset value, beginning of period	$9.73

Investment operations:

Net investment income(b)	.04

Net realized and unrealized loss	(.28)

Total from investment operations	(.24)

Net asset value, end of period	$9.49

Total Return(c)	(2.47	)%(d)

Ratios to Average Net Assets:

Expenses, including expense reductions	.82	%(e)

Expenses, excluding expense reductions	.82	%(e)

Net investment income	.71	%(e)

Supplemental Data:
Net assets, end of period (000)	$10

Portfolio turnover rate	29.34%
(a)	Commencement of investment operations was 3/23/2010 and SEC effective date was 9/14/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.

Financial Highlights (concluded)

LARGE CAP VALUE FUND

	Class R3 Shares
	3/23/2010(a) to 10/31/2010

Per Share Operating Performance
Net asset value, beginning of period	$9.73

Investment operations:

Net investment income(b)	.01

Net realized and unrealized loss	(.27)

Total from investment operations	(.26)

Net asset value, end of period	$9.47

Total Return(c)	(2.67	)%(d)

Ratios to Average Net Assets:

Expenses, including expense reductions	1.33	%(e)

Expenses, excluding expense reductions	1.33	%(e)

Net investment income	.19	%(e)

Supplemental Data:
Net assets, end of period (000)	$98

Portfolio turnover rate	29.34%
(a)	Commencement of investment operations was 3/23/2010 and SEC effective date was 9/14/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.

Financial Highlights

VALUE OPPORTUNITIES FUND

	Class A Shares
	Year Ended 10/31				12/20/2005(a) to 10/31/2006
	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$11.65	$ 9.91	$14.31	$12.43	$10.00

Investment operations:

Net investment income (loss)(b)	(.03)	(.04)	.04	.03	.01

Net realized and unrealized gain (loss)	2.83	1.80	(3.92)	2.23	2.42

Total from investment operations	2.80	1.76	(3.88)	2.26	2.43

Distributions to shareholders from:

Net investment income	–	(.02)	(.01)	– (c)	–

Net realized gain	–	–	(.51)	(.38)	–

Total distributions	–	(.02)	(.52)	(.38)	–

Net asset value, end of period	$14.45	$11.65	$ 9.91	$14.31	$12.43

Total Return(d)	24.03%	17.81%	(28.01)%	18.70%	24.30	%(e)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.34%	1.35%	1.34%	1.30%	1.11	%(e)

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.34%	1.35%	1.33%	1.30%	1.11	%(e)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.34%	1.46%	1.44%	1.45%	1.73	%(f)

Net investment income (loss)	(.19)%	(.34)%	.33%	.19%	.14	%(f)

Supplemental Data:
Net assets, end of period (000)	$582,806	$250,435	$117,992	$145,765	$59,245

Portfolio turnover rate	69.83%	77.87%	83.92%	100.58%	296.82%
(a)	Commencement of investment operations and SEC effective date was 12/20/2005 and date shares first became available to the public was 1/3/2006.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

VALUE OPPORTUNITIES FUND

	Class B Shares
	Year Ended 10/31				12/20/2005(a) to 10/31/2006
	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$11.39	$ 9.74	$14.14	$12.37	$10.00

Investment operations:

Net investment loss(b)	(.11)	(.09)	(.04)	(.06)	(.06)

Net realized and unrealized gain (loss)	2.75	1.74	(3.85)	2.21	2.43

Total from investment operations	2.64	1.65	(3.89)	2.15	2.37

Distributions to shareholders from:

Net realized gain	–	–	(.51)	(.38)	–

Net asset value, end of period	$14.03	$11.39	$ 9.74	$14.14	$12.37

Total Return(c)	23.18%	16.94%	(28.40)%	17.87%	23.70	%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.99%	2.00%	1.99%	1.94%	1.67	%(d)

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.99%	2.00%	1.99%	1.94%	1.67	%(d)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.99%	2.12%	2.09%	2.09%	2.30	%(e)

Net investment loss	(.85)%	(.95)%	(.32)%	(.47)%	(.53	)%(e)

Supplemental Data:
Net assets, end of period (000)	$19,110	$18,739	$14,239	$14,681	$5,440

Portfolio turnover rate	69.83%	77.87%	83.92%	100.58%	296.82%
(a)	Commencement of investment operations and SEC effective date was 12/20/2005 and date shares first became available to the public was 1/3/2006.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

VALUE OPPORTUNITIES FUND

	Class C Shares
	Year Ended 10/31				12/20/2005(a) to 10/31/2006
	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$11.39	$ 9.74	$14.14	$12.37	$10.00

Investment operations:

Net investment loss(b)	(.11)	(.10)	(.04)	(.06)	(.06)

Net realized and unrealized gain (loss)	2.75	1.75	(3.85)	2.21	2.43

Total from investment operations	2.64	1.65	(3.89)	2.15	2.37

Distributions to shareholders from:

Net realized gain	–	–	(.51)	(.38)	–

Net asset value, end of period	$14.03	$11.39	$ 9.74	$14.14	$12.37

Total Return(c)	23.18%	17.06%	(28.47)%	17.87%	23.70	%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.99%	2.00%	1.99%	1.94%	1.67	%(d)

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.99%	2.00%	1.98%	1.94%	1.67	%(d)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.99%	2.11%	2.09%	2.10%	2.29	%(e)

Net investment loss	(.83)%	(.97)%	(.33)%	(.48)%	(.53	)%(e)

Supplemental Data:
Net assets, end of period (000)	$147,193	$79,527	$48,837	$59,609	$14,850

Portfolio turnover rate	69.83%	77.87%	83.92%	100.58%	296.82%
(a)	Commencement of investment operations and SEC effective date was 12/20/2005 and date shares first became available to the public was 1/3/2006.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

VALUE OPPORTUNITIES FUND

	Class F Shares
	Year Ended 10/31			9/28/2007(a) to 10/31/2007
	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$11.62	$ 9.91	$14.31	$14.21

Investment operations:

Net investment income (loss)(b)	.01	(.02)	.06	–	(c)

Net realized and unrealized gain (loss)	2.82	1.78	(3.91)	.10

Total from investment operations	2.83	1.76	(3.85)	.10

Distributions to shareholders from:

Net investment income	–	(.05)	(.04)	–

Net realized gain	–	–	(.51)	–

Total distributions	–	(.05)	(.55)	–

Net asset value, end of period	$14.45	$11.62	$ 9.91	$14.31

Total Return(d)	24.25%	18.12%	(27.81)%	.70	%(e)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.10%	1.09%	1.09%	.10	%(e)

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.10%	1.09%	1.09%	.10	%(e)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.10%	1.20%	1.21%	.14	%(e)

Net investment income (loss)	.07%	(.19)%	.50%	.00	%(e)(f)

Supplemental Data:
Net assets, end of period (000)	$168,415	$51,757	$4,157	$10

Portfolio turnover rate	69.83%	77.87%	83.92%	100.58%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Amount is less than .01%.

See Notes to Financial Statements.

Financial Highlights (continued)

VALUE OPPORTUNITIES FUND

	Class I Shares
	Year Ended 10/31				12/20/2005(a) to 10/31/2006
	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$11.70	$ 9.98	$14.39	$12.47	$10.00

Investment operations:

Net investment income(b)	.02	– (c)	.08	.06	.05

Net realized and unrealized gain (loss)	2.85	1.78	(3.93)	2.26	2.42

Total from investment operations	2.87	1.78	(3.85)	2.32	2.47

Distributions to shareholders from:

Net investment income	–	(.06)	(.05)	(.02)	–

Net realized gain	–	–	(.51)	(.38)	–

Total distributions	–	(.06)	(.56)	(.40)	–

Net asset value, end of period	$14.57	$11.70	$ 9.98	$14.39	$12.47

Total Return(d)	24.42%	18.27%	(27.77)%	19.11%	24.70	%(e)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.99%	1.00%	.99%	.94%	.81	%(e)

Expenses, including expense reductions, management fee waived and expenses reimbursed	.99%	1.00%	.98%	.94%	.81	%(e)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.99%	1.12%	1.08%	1.15%	1.53	%(f)

Net investment income	.16%	.03%	.67%	.46%	.53	%(f)

Supplemental Data:
Net assets, end of period (000)	$190,103	$121,462	$74,335	$55,045	$3,345

Portfolio turnover rate	69.83%	77.87%	83.92%	100.58%	296.82%
(a)	Commencement of investment operations and SEC effective date was 12/20/2005 and date shares first became available to the public was 1/3/2006.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

VALUE OPPORTUNITIES FUND

	Class P Shares
	Year Ended 10/31				12/20/2005(a) to 10/31/2006
	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$11.62	$ 9.88	$14.28	$12.42	$10.00

Investment operations:

Net investment income (loss)(b)	(.04)	(.04)	.03	– (c)	.02

Net realized and unrealized gain (loss)	2.82	1.78	(3.91)	2.24	2.40

Total from investment operations	2.78	1.74	(3.88)	2.24	2.42

Distributions to shareholders from:

Net investment income	–	–	(.01)	–	–

Net realized gain	–	–	(.51)	(.38)	–

Total distributions	–	–	(.52)	(.38)	–

Net asset value, end of period	$14.40	$11.62	$ 9.88	$14.28	$12.42

Total Return(d)	23.92%	17.61%	(28.04)%	18.54%	24.20	%(e)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.44%	1.45%	1.44%	1.39%	1.20	%(e)

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.44%	1.45%	1.43%	1.39%	1.20	%(e)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.44%	1.57%	1.53%	1.57%	3.09	%(f)

Net investment income (loss)	(.29)%	(.39)%	.23%	.01%	.27	%(f)

Supplemental Data:
Net assets, end of period (000)	$4,344	$3,445	$2,905	$4,795	$12

Portfolio turnover rate	69.83%	77.87%	83.92%	100.58%	296.82%
(a)	Commencement of investment operations and SEC effective date was 12/20/2005 and date shares first became available to the public was 1/3/2006.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

VALUE OPPORTUNITIES FUND

	Class R2 Shares
	Year Ended 10/31			9/28/2007(a) to 10/31/2007
	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$11.59	$ 9.87	$14.30	$14.21

Investment operations:

Net investment income (loss)(b)	(.06)	(.09)	.01	–	(c)

Net realized and unrealized gain (loss)	2.81	1.81	(3.90)	.09

Total from investment operations	2.75	1.72	(3.89)	.09

Distributions to shareholders from:

Net investment income	–	–	(.03)	–

Net realized gain	–	–	(.51)	–

Total distributions	–	–	(.54)	–

Net asset value, end of period	$14.34	$11.59	$ 9.87	$14.30

Total Return(d)	23.62%	17.53%	(28.14)%	.63	%(e)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.60%	1.59%	1.58%	.12	%(e)

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.60%	1.59%	1.58%	.12	%(e)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.60%	1.68%	1.66%	.16	%(e)

Net investment income (loss)	(.42)%	(.83)%	.11%	(.02	)%(e)

Supplemental Data:
Net assets, end of period (000)	$2,538	$1,466	$33	$10

Portfolio turnover rate	69.83%	77.87%	83.92%	100.58%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (concluded)

VALUE OPPORTUNITIES FUND

	Class R3 Shares
	Year Ended 10/31			9/28/2007(a) to 10/31/2007
	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$11.58	$ 9.87	$14.30	$14.21

Investment operations:

Net investment income (loss)(b)	(.04)	(.05)	.02	–	(c)

Net realized and unrealized gain (loss)	2.80	1.78	(3.90)	.09

Total from investment operations	2.76	1.73	(3.88)	.09

Distributions to shareholders from:

Net investment income	–	(.02)	(.04)	–

Net realized gain	–	–	(.51)	–

Total distributions	–	(.02)	(.55)	–

Net asset value, end of period	$14.34	$11.58	$ 9.87	$14.30

Total Return(d)	23.73%	17.69%	(28.08)%	.63	%(e)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.49%	1.49%	1.49%	.12	%(e)

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.49%	1.49%	1.48%	.12	%(e)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.50%	1.61%	1.58%	.16	%(e)

Net investment income (loss)	(.31)%	(.50)%	.19%	(.02	)%(e)

Supplemental Data:
Net assets, end of period (000)	$20,456	$4,227	$1,814	$10

Portfolio turnover rate	69.83%	77.87%	83.92%	100.58%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.

See Notes to Financial Statements.

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was organized as a Delaware statutory trust on February 26, 1993.

The Trust currently consists of nine funds. This report covers the following seven funds (separately, a “Fund” and collectively, the “Funds”) and their respective classes:

Funds	Classes
Lord Abbett Alpha Strategy Fund (“Alpha Strategy Fund”)	A, B, C, F, I, P, R2 and R3
Lord Abbett Fundamental Equity Fund (“Fundamental Equity Fund” )	A, B, C, F, I, P, R2 and R3
Lord Abbett International Core Equity Fund (“International Core Equity Fund”)	A, B, C, F, I, P, R2 and R3
Lord Abbett International Dividend Income Fund (“International Dividend Income Fund”)	A, B, C, F, I, R2 and R3
Lord Abbett International Opportunities Fund (“International Opportunities Fund”)	A, B, C, F, I, P, R2 and R3
Lord Abbett Large-Cap Value Fund (“Large Cap Value Fund”)	A, B, C, F, I, P, R2 and R3
Lord Abbett Value Opportunities Fund (“Value Opportunities Fund”)	A, B, C, F, I, P, R2 and R3

As of the date of this report, Alpha Strategy Fund has not issued Class P shares and International Dividend Income Fund has not issued Class B shares. The Funds’ Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Funds’ prospectus. Effective March 23, 2010, Class R2 and R3 shares of Large Cap Value Fund commenced investment operations. On March 31, 2010, each of the Funds of the Trust no longer made Class B shares available for purchase.

Each of Alpha Strategy Fund’s, International Core Equity Fund’s, International Opportunities Fund’s and Value Opportunities Fund’s investment objective is to seek long-term capital appreciation. Alpha Strategy Fund invests in other funds (“Underlying Funds”) managed by Lord, Abbett & Co. LLC (“Lord Abbett”). Fundamental Equity Fund’s investment objective is to seek long-term growth of capital and income without excessive fluctuations in market value. Each of International Dividend Income Fund’s and Large Cap Value Fund’s investment objective is to seek a high level of total return.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in the Fund’s prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent

Notes to Financial Statements (continued)

assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC (“NYSE”). Each Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Investments in the Underlying Funds are valued at their NAV each business day at the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in interest and other income in the Statements of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for the fiscal years ended October 31, 2007 through October 31, 2010. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Trust on a pro rata basis by relative net assets.

Notes to Financial Statements (continued)

Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of each Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies on each Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain (loss) on investments (net of foreign capital gain tax) and foreign currency related transactions on each Fund’s Statement of Operations. Each Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–International Core Equity Fund, International Dividend Income Fund and International Opportunities Fund may enter into forward foreign currency exchange contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or gain or reduce exposure to foreign currency for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies on each Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain (loss) on investments (net of foreign capital gain tax) and foreign currency related transactions on each Fund’s Statement of Operations.

(h)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(i)

When-Issued or Forward Transactions–Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by each Fund to purchase securities, with payment and delivery (“settlement”) to take place in the

Notes to Financial Statements (continued)

future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at each Fund’s custodian in order to pay for the commitment. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and value of the security in determining its NAV. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(j)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments;

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements (continued)

The following is a summary of the inputs used as of October 31, 2010 in valuing each Fund’s investments carried at value:

	Alpha Strategy Fund				Fundamental Equity Fund
Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$–	$–	$–	$–	$3,063,902	$–	$–	$3,063,902
Investments in Underlying Funds	817,362	–	–	817,362	–	–	–	–
Repurchase Agreement	–	962	–	962	–	82,924	–	82,924
Total	$817,362	$962	$–	$818,324	$3,063,902	$82,924	$–	$3,146,826

	International Core Equity Fund				International Dividend Income Fund
Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$931,956	$–	$–	$931,956	$431,801	$–	$–	$431,801
Convertible Bond	–	–	–	–	–	625	–	625
Preferred Stocks	23,329	–	–	23,329	3,177	–	–	3,177
Repurchase Agreement	–	13,368	–	13,368	–	13,487	–	13,487
Total	$955,285	$13,368	$–	$968,653	$434,978	$14,112	$–	$449,090
Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$2,628,058	$–	$2,628,058	$–	$1,542,408	$–	$1,542,408
Liabilities	–	(603,998)	–	(603,998)	–	(528,235)	–	(528,235)
Total	$–	$2,024,060	$–	$2,024,060	$–	$1,014,173	$–	$1,014,173

	International Opportunities Fund				Large Cap Value Fund
Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$349,529	$–	$–	$349,529	$44,849	$–	$–	$44,849
Preferred Stocks	7,138	–	–	7,138	–	–	–	–
Repurchase Agreement	–	7,088	–	7,088	–	1,002	–	1,002
Total	$356,667	$7,088	$–	$363,755	$44,849	$1,002	$–	$45,851
Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$795,021	$–	$795,021	$–	$–	$–	$–
Liabilities	–	(1,025,703)	–	(1,025,703)	–	–	–	–
Total	$	$(230,682)	$–	$(230,682)	$–	$–	$–	$–

Notes to Financial Statements (continued)

	Value Opportunities Fund
Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$1,063,092	$–	$–	$1,063,092
Repurchase Agreement	–	68,924	–	68,924
Total	$1,063,092	$68,924	$–	$1,132,016
*	See Schedule of Investments for values in each industry.

As of October 31, 2009, International Core Equity Fund, International Dividend Income Fund and International Opportunities Fund utilized adjusted valuations of foreign securities (as described in Note 2(a)) to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC, which resulted in Level 2 inputs for substantially all foreign securities. As of October 31, 2010, each Fund utilized the last sale or official closing price on the exchange or system on which the foreign securities are principally traded. Accordingly, the valuations of foreign securities as of October 31, 2010 were categorized as Level 1 inputs. During the period ended October 31, 2010, all foreign securities held by each Fund that were classified as Level 2 as of October 31, 2009 that remain on the portfolio as of October 31, 2010 were transferred from Level 2 to Level 1. As of October 31, 2009, the values of foreign securities included in Level 2 for each fund were approximately $718,547,000, $228,940,000 and $248,542,000, respectively.

(k)	Disclosures about Derivative Instruments and Hedging Activities–International Core Equity Fund, International Dividend Income Fund and International Opportunities Fund entered into forward foreign currency exchange contracts during the fiscal year ended October 31, 2010 (as described in note 2(g)). A forward foreign currency exchange contract reduces each Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. Each Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and each Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. Each Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts.

As of October 31, 2010, International Core Equity Fund, International Dividend Income Fund and International Opportunities Fund had the following forward foreign currency exchange contracts:

	Asset Derivatives(1)	Liability Derivatives(2)
International Core Equity Fund	$2,628,058	$603,998
International Dividend Income Fund	1,542,408	528,235
International Opportunities Fund	795,021	1,025,703

Notes to Financial Statements (continued)

	Net Realized Gain (Loss)(3)	Net Change in Unrealized Appreciation/ Depreciation(4)	Average Notional Amounts*(5)
International Core Equity Fund	$1,618,807	$(192,304)	$109,780,395
International Dividend Income Fund	(369,922)	1,216,207	30,866,808
International Opportunities Fund	(437,837)	142,677	52,058,852

*	Calculated based on the notional amounts for the fiscal year ended October 31, 2010.
(1)	Statements of Assets & Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(2)	Statements of Assets & Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.
(3)	Statements of Operations location: Net realized gain (loss) on investments (net of foreign capital gains tax) and foreign currency related transactions.
(4)	Statements of Operations location: Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies.
(5)	Amount represents notional amounts in U.S. dollars.

3.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

For the fiscal year ended October 31, 2010, the effective management fee, net of waivers, was at the following annualized rate of each Fund’s average daily net assets:

	Effective Management Fee
Alpha Strategy Fund	.00%	(1)
Fundamental Equity Fund	.53%	(2)
International Core Equity Fund	.49%	(3)
International Dividend Income Fund	.45%	(3)
International Opportunities Fund	.75%	(3)
Large Cap Value Fund	.40%	(4)
Value Opportunities Fund	.75%	(3)

(1)	Lord Abbett has contractually agreed to waive its management fee through February 28, 2011.
(2)	The management fee for Fundamental Equity Fund is based on the Fund’s average daily net assets at the following annual rates:

First $200 million	.75%
Next $300 million	.65%
Over $500 million	.50%

(3)

The management fee for International Core Equity Fund, International Dividend Income Fund, International
Opportunities Fund and Value Opportunities Fund is based on the average daily net assets at the following annual rates:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

(4)	The management fee for Large Cap Value Fund is based on the average daily net assets at the following annual rates:

First $2 billion	.40%
Next $3 billion	.375%
Over $5 billion	.35%

Notes to Financial Statements (continued)

For the period November 1, 2009 through February 26, 2010, Lord Abbett voluntarily agreed to reimburse the Alpha Strategy Fund to the extent necessary so that each class’ total annual operating expenses do not exceed the following annual rates:

Class	% of Average Daily Net Assets
A	1.60%
B	2.25%
C	2.25%
F	1.35%
I	1.25%
R2	1.85%
R3	1.75%

Effective February 27, 2010, the voluntary reimbursements for all classes of the Fund were discontinued.

For the period February 27, 2010 through February 28, 2011, Lord Abbett contractually agreed to waive all or a portion of its management fee and, if necessary, reimburse other expenses, to the extent necessary so that the net annual operating expenses for each class, excluding 12b-1 fees, do not exceed the following annual rates:

Fund	Rate
International Core Equity	0.77%	(1)
International Dividend Income	0.77%	(1)(2)
International Opportunities	1.35%	(1)
Value Opportunities	1.00%	(3)

(1)

For the period December 31, 2009 through February 26, 2010, Lord Abbett voluntarily agreed to waive all or a portion of its management fee and, if necessary, reimburse the Fund’s other expenses, to the extent necessary so that the total net annual operating expenses for each class, excluding 12b-1 fees, did not exceed annualized rate stated above.

(2)

For the period November 1, 2009 through December 30, 2009. Lord Abbett contractually agreed to waive all or a portion of its management fee and, if necessary, reimburse the Fund’s other expenses, to the extent necessary so that the total net annual operating expenses for each class, excluding 12b-1 fees, did not exceed an annual rate of 1.00%.

(3)

For the period November 1, 2009 through February 26, 2010. Lord Abbett voluntarily agreed to waive all or a portion of its management fee and, if necessary, reimburse the Fund’s other expenses, to the extent necessary so that the total net annual operating expenses for each class, excluding 12b-1 fees, did not exceed the annualized rate stated above.

All contractual management fee waiver and expense reimbursement agreements between the Funds and Lord Abbett may be terminated only upon the approval of the Funds’ Board of Trustees.

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of each Fund’s average daily net assets. The Alpha Strategy Fund does not pay such a fee.

Alpha Strategy Fund has entered into a Servicing Arrangement with the Underlying Funds in which it invests (Lord Abbett Developing Growth Fund, Inc.; Lord Abbett Blend Trust – Lord Abbett Small-Cap Blend Fund; Lord Abbett Research Fund, Inc. – Lord Abbett Small-Cap Value Fund; Lord Abbett Securities Trust – Lord Abbett International Opportunities Fund, Lord Abbett Micro-Cap Growth Fund, Lord Abbett Micro-Cap Value Fund and Lord Abbett Value Opportunities Fund), pursuant to which each Underlying Fund will pay a portion of the expenses (excluding management fees and distribution and service fees) of Alpha Strategy Fund in proportion to the average daily value of total Underlying Fund shares owned by Alpha Strategy Fund. The expenses assumed by the Underlying Funds are reflected in Expenses assumed by Underlying Funds on Alpha Strategy Fund’s Statement of Operations and Receivables from affiliates on Alpha Strategy Fund’s Statement of Assets and Liabilities.

Notes to Financial Statements (continued)

In addition, Fundamental Equity Fund, International Core Equity Fund, International Dividend Income Fund, International Opportunities Fund, and Value Opportunities Fund, along with certain other funds managed by Lord Abbett, have entered into a Servicing Arrangement with Lord Abbett Alpha Strategy Fund of Lord Abbett Securities Trust, Lord Abbett Balanced Strategy Fund, Lord Abbett Diversified Equity Strategy Fund, Lord Abbett Diversified Income Strategy Fund, and Lord Abbett Growth & Income Strategy Fund of Lord Abbett Investment Trust, and Lord Abbett Global Allocation Fund of Lord Abbett Global Fund, Inc. (each, a “Fund of Funds”), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of each Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy expense on each Fund’s Statement of Operations and Payable to affiliates on each Fund’s Statement of Assets and Liabilities.

As of October 31, 2010, the percentages of Fundamental Equity Fund’s, International Core Equity Fund’s, International Dividend Income Fund’s, International Opportunities Fund’s and Value Opportunities Fund’s outstanding shares owned by each Fund of Funds were as follows:

Underlying Funds
Fund of Funds	Fundamental Equity Fund	International Core Equity Fund	International Dividend Income Fund	International Opportunities Fund	Value Opportunities Fund
Alpha Strategy Fund	–	–	–	46.00%	6.80%
Balanced Strategy Fund	–	6.97%	38.97%	–	–
Diversified Equity Strategy Fund	.46%	1.83%	–	3.27%	1.31%
Diversified Income Strategy Fund	–	–	2.86%	–	–
Global Allocation Fund	.34%	.75%	9.73%	3.20%	–
Growth & Income Strategy Fund	1.73%	7.36%	6.22%	7.79%	2.42%

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon each Fund’s average daily net assets as follows:

Fees*	Class A	Class B(1)	Class C	Class F	Class P(2)	Class R2	Class R3
Service	.25%	.25%	.25%	–	.25%	.25%	.25%
Distribution	.10%	.75%	.75%	.10%	.20%	.35%	.25%

*	The Funds may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	International Dividend Income Fund has not issued Class B shares.
(2)	Fundamental Equity Fund, International Core Equity Fund, International Opportunities Fund, Large Cap Value Fund and Value Opportunities Fund only.

Notes to Financial Statements (continued)

Class I shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended October 31, 2010:

	Distributor Commissions	Dealers’ Concessions
Alpha Strategy Fund	$312,111	$1,766,006
Fundamental Equity Fund	773,090	4,282,212
International Core Equity Fund	352,749	1,870,028
International Dividend Income Fund	438,246	2,349,178
International Opportunities Fund	29,826	162,840
Large Cap Value Fund	32,028	171,366
Value Opportunities Fund	333,822	1,896,762

Distributor received the following amount of CDSCs for the fiscal year ended October 31, 2010:

	Class A	Class C
Alpha Strategy Fund	$6,384	$38,376
Fundamental Equity Fund	22,283	55,464
International Core Equity Fund	9,936	15,519
International Dividend Income Fund	1,213	4,036
International Opportunities Fund	2,366	4,408
Large Cap Value Fund	–	1,750
Value Opportunities Fund	4,074	43,642

Two Trustees and certain of the Trust’s officers have an interest in Lord Abbett.

4.    DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid quarterly for International Dividend Income Fund and annually for Alpha Strategy Fund, Fundamental Equity Fund, International Core Equity Fund, International Opportunities Fund, Large Cap Value Fund, and Value Opportunities Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

Notes to Financial Statements (continued)

Distributions were declared on November 18, 2010 and paid on November 23, 2010 to shareholders of record on November 22, 2010. The approximate amounts were as follows:

	Net Investment Income	Net Long-Term Capital Gain
Fundamental Equity Fund	$8,732,000	$–
Large Cap Value Fund	204,000	–
Value Opportunities Fund	–	6,028,000

Distributions were declared on December 16, 2010 and paid on December 17, 2010 to shareholders of record on December 16, 2010. The approximate amounts were as follows:

Net Investment Income
International Core Equity Fund	$11,340,000
International Dividend Income Fund	3,927,000
International Opportunities Fund	2,109,000

The tax character of distributions paid during the fiscal years ended October 31, 2010 and 2009 were as follows:

	Alpha Strategy Fund		Fundamental Equity Fund
	10/31/10	10/31/09	10/31/10	10/31/09
Distributions paid from:
Ordinary income	$622,228	$601,507	$1,343,712	$11,805,136
Net long-term capital gains	–	31,893,275	–	–
Total distributions paid	$622,228	$32,494,782	$1,343,712	$11,805,136

	International Core Equity Fund		International Dividend Income Fund
	10/31/10	10/31/09	10/31/10	10/31/09
Distributions paid from:
Ordinary income	$5,933,629	$18,470,575	$16,214,628	$6,225,107
Total distributions paid	$5,933,629	$18,470,575	$16,214,628	$6,225,107

	International Opportunities Fund		Large Cap Value Fund
	10/31/10	10/31/09	10/31/10	10/31/09
Distributions paid from:
Ordinary income	$2,596,581	$1,905,403	$302,063	$774,794
Total distributions paid	$2,596,581	$1,905,403	$302,063	$774,794

	Value Opportunities Fund
	10/31/10	10/31/09
Distributions paid from:
Ordinary income	$–	$669,135
Total distributions paid	$–	$669,135

Notes to Financial Statements (continued)

As of October 31, 2010, the components of accumulated gains (losses) on a tax-basis were as follows:

	Alpha Strategy Fund	Fundamental Equity Fund
Undistributed ordinary income – net	$–	$5,929,886
Total undistributed earnings	–	5,929,886
Capital loss carryforwards*	(13,917,996)	(133,165,562)
Temporary differences	(59,461)	(523,136)
Unrealized gains – net	47,479,181	437,243,198
Total accumulated gains – net	$33,501,724	$309,484,386

	International Core Equity Fund	International Dividend Income Fund
Undistributed ordinary income – net	$10,937,272	$1,781,156
Total undistributed earnings	10,937,272	1,781,156
Capital loss carryforwards*	(384,586,000)	(24,749,485)
Temporary differences	(120,718)	(9,206)
Unrealized gains – net	139,380,335	44,150,202
Total accumulated gains/losses – net	$(234,389,111)	$21,172,667

	International Opportunities Fund	Large Cap Value Fund
Undistributed ordinary income – net	$1,750,404	$140,232
Total undistributed earnings	1,750,404	140,232
Capital loss carryforwards*	(112,455,058)	(17,112,591)
Temporary differences	(49,693)	(7,952)
Unrealized gains – net	66,252,102	5,016,695
Total accumulated losses – net	$(44,502,245)	$(11,963,616)

Value Opportunities Fund
Undistributed long-term capital gains	$6,027,190
Total undistributed earnings	6,027,190
Capital loss carryforwards*	–
Temporary differences	(30,397)
Unrealized gains – net	153,160,971
Total accumulated gains – net	$159,157,764

*	As of October 31, 2010, the capital loss carryforwards, along with the related expiration dates, were as follows:

	2016	2017	2018	Total
Alpha Strategy Fund	$–	$13,821,425	$96,571	$13,917,996
Fundamental Equity Fund	–	133,165,562	–	133,165,562
International Core Equity Fund	152,133,656	232,452,344	–	384,586,000
International Dividend Income Fund	11,079,948	13,669,537	–	24,749,485
International Opportunities Fund	43,435,548	69,019,510	–	112,455,058
Large Cap Value Fund	3,164,189	13,948,402	–	17,112,591

Notes to Financial Statements (continued)

As of October 31, 2010, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Alpha Strategy Fund	Fundamental Equity Fund	International Core Equity Fund
Tax cost	$770,844,718	$2,709,582,694	$829,562,237
Gross unrealized gain	68,449,412	475,657,576	157,358,993
Gross unrealized loss	(20,970,231)	(38,414,378)	(18,268,437)
Net unrealized security gain	$47,479,181	$437,243,198	$139,090,556
	International Dividend Income Fund	International Opportunities Fund	Large Cap Value Fund
Tax cost	$404,972,148	$297,519,529	$40,834,771
Gross unrealized gain	46,492,526	74,034,779	6,088,827
Gross unrealized loss	(2,374,419)	(7,798,822)	(1,072,126)
Net unrealized security gain	$44,118,107	$66,235,957	$5,016,701
	Value Opportunities Fund
Tax cost	$978,855,218
Gross unrealized gain	160,389,563
Gross unrealized loss	(7,228,592)
Net unrealized security gain	$153,160,971

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities and wash sales.

Permanent items identified during the fiscal year ended October 31, 2010 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain/Loss	Paid-in Capital
Alpha Strategy Fund	$2,931,989	$–	$(2,931,989)
Fundamental Equity Fund	(115,786)	11,735	104,051
International Core Equity Fund	1,576,592	(1,576,592)	–
International Dividend Income Fund	(127,038)	127,038	–
International Opportunities Fund	120,179	(349,597)	229,418
Large Cap Value Fund	314	(67)	(247)
Value Opportunities Fund	1,792,419	145,194	(1,937,613)

The permanent differences are attributable to the tax treatment of net investment losses, certain distributions, certain expenses, foreign currency transactions, and certain securities.

Notes to Financial Statements (continued)

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended October 31, 2010 were as follows:

	Purchases	Sales
Alpha Strategy Fund	$138,083,466	$7,841,023
Fundamental Equity Fund	2,347,032,969	2,226,148,519
International Core Equity Fund	895,106,045	852,239,112
International Dividend Income Fund	489,451,185	345,805,694
International Opportunities Fund	272,911,977	255,686,588
Large Cap Value Fund	13,767,358	20,263,033
Value Opportunities Fund	960,309,014	565,767,769

There were no purchases or sales of U.S. Government securities for the fiscal year ended October 31, 2010.

6.    TRUSTEES’ REMUNERATION

The Trust’s officers and the two Trustees who are associated with Lord Abbett do not receive any compensation from the Trust for serving in such capacities. Outside Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Trustees under which outside Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statements of Operations and in Trustees’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.    EXPENSE REDUCTIONS

The Trust has entered into an arrangement with each Fund’s transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

8.    LINE OF CREDIT

The Funds and certain other funds managed by Lord Abbett have available an unsecured revolving credit facility (“Facility”) from State Street Bank and Trust Company (“SSB”), to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Facility is renewed annually under terms that depend on market conditions at the time of the renewal. Accordingly, effective December 4, 2009, the amount available under the Facility remains $200,000,000 and the annual fee to maintain the Facility (of which each participating fund pays its pro rata share based on the net assets of each participating fund) was changed from .125% of the amount available under the Facility to .15%. This amount is included in Other expenses on the Funds’ Statements of Operations. In connection with the renewal, the Funds paid an upfront commitment fee of .05% on December 4, 2009, which is included in Prepaid expenses and other assets on the Statements of Assets and Liabilities, and is amortized through Other expenses on the Statements of Operations over the annual period. Any borrowings under this

Notes to Financial Statements (continued)

Facility will bear interest at current market rates as set forth in the credit agreement. As of October 31, 2010, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended October 31, 2010.

On November 22, 2010 the Funds and certain other funds managed by Lord Abbett entered into a short term extension of the Facility through February 3, 2011.

9.    CUSTODIAN AND ACCOUNTING AGENT

SSB is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

10.    TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which a Fund has ownership of at least 5% of the outstanding voting securities of the underlying issuer at any point during the fiscal year or any company which is under common ownership or control. The Alpha Strategy Fund had the following transactions with affiliated issuers (i.e., the Underlying Funds) during the fiscal year ended October 31, 2010:

Affiliated Issuer	Balance of Shares Held at 10/31/2009	Gross Additions	Gross Sales	Balance of Shares Held at 10/31/2010	Value at 10/31/2010	Net Realized Gain (Loss) 11/1/2009 to 10/31/2010	Dividend Income 11/1/2009 to 10/31/2010
Lord Abbett Developing Growth Fund – Class I	7,156,495	1,266,179	(101,514)	8,321,160	$167,921,009	$146,343	$–
Lord Abbett Securities Trust – International Opportunities Fund – Class I	10,433,369	3,166,163	(517,571)	13,081,961	172,420,251	(393,794)	1,225,921
Lord Abbett Securities Trust – Micro-Cap Growth Fund – Class I	4,337,360	977,132	–	5,314,492	84,819,300	–	–
Lord Abbett Securities Trust – Micro-Cap Value Fund – Class I	2,756,555	504,406	(8,532)	3,252,429	77,765,568	(37,116)	–
Lord Abbett Blend Trust – Small-Cap Blend Fund – Class I	4,158,858	1,374,139	–	5,532,997	77,351,299	–	–
Lord Abbett Research Fund, Inc. – Small-Cap Value Fund – Class I	4,433,179	897,801	–	5,330,980	159,023,133	–	–
Lord Abbett Securities Trust – Value Opportunities Fund – Class I	4,420,868	936,820	–	5,357,688	78,061,520	–	–
					$817,362,080	$(284,567)	$1,225,921
11.    INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies in which the Funds invest.

Large company value stocks, in which each of the Fundamental Equity Fund and Large Cap Value Fund invest, may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. Small and mid-sized company stocks, in which Value

Notes to Financial Statements (continued)

Opportunities Fund invests, may also perform differently than the market as a whole and other types of stocks, such as large-company and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of a particular value stock for a long time. The small and mid-sized company stocks in which Value Opportunities Fund invests may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. In addition, if a Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

In addition, although Fundamental Equity Fund invests a significant portion of its assets in large-cap company stocks, it also invests in mid-cap and small-cap company stocks which may be more volatile and less liquid than large-cap stocks.

International Core Equity Fund is subject to the risks of investing in foreign securities, the securities of large foreign companies, and derivatives. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls.

International Dividend Income Fund is also subject to the risks of investing in foreign securities, dividend yielding stocks, and derivatives. Foreign securities may pose greater risks than domestic securities, including price fluctuations and higher transaction costs. These risks are generally greater for securities issued by companies in emerging market companies. Dividend paying stocks may be sensitive to changes in market interest rates, and the prices of such stocks may decline as rates rise. The International Dividend Income Fund may be subject to the volatility of stocks that have high dividends per share due to recent decreases in their share prices. The International Dividend Income Fund may invest a significant portion of its assets in small and mid-sized companies that may be less able to weather economic shifts or other adverse developments than larger, more established companies.

International Opportunities Fund is also subject to the risks of investing in foreign securities, the securities of small-cap companies, and derivatives. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls. Investing in small-cap companies generally involves greater risks than investing in the stocks of large-cap companies, including more volatility and less liquidity.

Alpha Strategy Fund’s investments are concentrated in the Underlying Funds and, as a result, the Fund’s performance is directly related to their performance and subject to their risks, including those associated with foreign investments and small-cap companies.

Due to their investments in multinational and foreign companies, Fundamental Equity Fund, Large Cap Value Fund, Value Opportunities Fund, and Alpha Strategy Fund may experience increased market, liquidity, currency, political, information and other risks.

Each Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with investing directly in securities and other investments.

These factors can affect each Fund’s performance.

Notes to Financial Statements (continued)

12.    SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

Alpha Strategy Fund	Year Ended October 31, 2010		Year Ended October 31, 2009
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	7,400,634	$145,968,287	6,134,543	$90,088,436
Converted from Class B*	151,473	2,936,219	201,504	2,916,309
Reinvestment of distributions	19,837	378,496	1,321,508	17,034,232
Shares reacquired	(6,339,701)	(122,439,579)	(6,957,086)	(94,605,166)
Increase	1,232,243	$26,843,423	700,469	$15,433,811

Class B Shares
Shares sold	217,187	$3,975,980	381,441	$5,314,140
Reinvestment of distributions	–	–	162,722	2,007,994
Shares reacquired	(356,521)	(6,660,952)	(513,232)	(6,983,338)
Converted to Class A*	(159,505)	(2,936,219)	(211,115)	(2,916,309)
Decrease	(298,839)	$(5,621,191)	(180,184)	$(2,577,513)

Class C Shares
Shares sold	3,139,551	$58,353,354	2,828,222	$39,855,844
Reinvestment of distributions	–	–	561,079	6,873,183
Shares reacquired	(2,292,785)	(42,225,950)	(2,395,699)	(32,485,453)
Increase	846,766	$16,127,404	993,602	$14,243,574

Class F Shares
Shares sold	5,277,445	$102,635,788	1,914,446	$24,255,190
Reinvestment of distributions	1,801	34,257	37,363	480,117
Shares reacquired	(1,515,972)	(29,880,722)	(662,384)	(9,619,910)
Increase	3,763,274	$72,789,323	1,289,425	$15,115,397

Class I Shares
Shares sold	577,711	$10,997,241	232,220	$3,715,597
Reinvestment of distributions	3,737	71,480	53,659	693,275
Shares reacquired	(108,811)	(2,169,710)	(134,927)	(1,968,504)
Increase	472,637	$8,899,011	150,952	$2,440,368

Class R2 Shares
Shares sold	112,908	$2,193,904	62,872	$894,155
Reinvestment of distributions	–	–	78	997
Shares reacquired	(38,636)	(753,522)	(15,592)	(249,563)
Increase	74,272	$1,440,382	47,358	$645,589

Class R3 Shares
Shares sold	975,084	$19,112,064	357,956	$5,358,592
Reinvestment of distributions	176	3,337	10,919	139,986
Shares reacquired	(328,687)	(6,410,660)	(215,600)	(3,209,208)
Increase	646,573	$12,704,741	153,275	$2,289,370
*

Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Notes to Financial Statements (continued)

Fundamental Equity Fund	Year Ended October 31, 2010		Year Ended October 31, 2009
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	34,959,824	$390,476,248	51,399,510	$443,253,427
Converted from Class B*	1,255,441	13,967,919	1,479,090	12,747,878
Reinvestment of distributions	59,842	632,526	1,370,253	10,208,081
Shares reacquired	(46,537,038)	(513,825,313)	(59,197,714)	(505,806,639)
Decrease	(10,261,931)	$(108,748,620)	(4,948,861)	$(39,597,253)

Class B Shares
Shares sold	1,078,163	$11,380,944	3,133,740	$26,257,342
Shares reacquired	(3,409,284)	(36,376,875)	(4,715,040)	(39,245,458)
Converted to Class A*	(1,311,790)	(13,967,919)	(1,537,256)	(12,747,878)
Decrease	(3,642,911)	$(38,963,850)	(3,118,556)	$(25,735,994)

Class C Shares
Shares sold	12,927,392	$137,645,640	12,872,299	$107,883,035
Shares reacquired	(10,367,812)	(109,477,856)	(11,634,515)	(95,242,571)
Increase	2,559,580	$28,167,784	1,237,784	$12,640,464

Class F Shares
Shares sold	20,345,349	$224,042,797	7,622,241	$61,747,840
Reinvestment of distributions	8,302	87,339	10,116	74,957
Shares reacquired	(3,980,520)	(44,208,603)	(1,243,011)	(11,396,340)
Increase	16,373,131	$179,921,533	6,389,346	$50,426,457

Class I Shares
Shares sold	4,896,216	$52,456,024	4,172,835	$38,457,362
Reinvestment of distributions	42,088	446,140	85,145	636,029
Shares reacquired	(1,204,891)	(13,383,209)	(550,619)	(4,802,063)
Increase	3,733,413	$39,518,955	3,707,361	$34,291,328

Class P Shares
Shares sold	580,910	$6,363,623	911,554	$7,936,373
Reinvestment of distributions	–	–	19,795	146,090
Shares reacquired	(951,044)	(10,472,990)	(781,451)	(6,822,834)
Increase (decrease)	(370,134)	$(4,109,367)	149,898	$1,259,629

Class R2 Shares
Shares sold	288,081	$3,190,125	96,391	$894,082
Reinvestment of distributions	–	–	39	286
Shares reacquired	(30,019)	(334,538)	(12,619)	(118,199)
Increase	258,062	$2,855,587	83,811	$776,169

Class R3 Shares
Shares sold	5,326,961	$59,183,895	2,010,749	$17,782,233
Reinvestment of distributions	114	1,200	12,467	92,509
Shares reacquired	(2,455,129)	(27,587,170)	(771,110)	(6,842,432)
Increase	2,871,946	$31,597,925	1,252,106	$11,032,310
*

Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Notes to Financial Statements (continued)

International Core Equity Fund	Year Ended October 31, 2010		Year Ended October 31, 2009
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	8,651,626	$97,928,521	11,457,512	$104,342,340
Converted from Class B*	198,674	2,225,987	157,022	1,442,178
Reinvestment of distributions	336,743	3,822,033	1,435,494	12,345,339
Shares reacquired	(15,757,145)	(175,882,091)	(22,505,710)	(194,870,294)
Decrease	(6,570,102)	$(71,905,550)	(9,455,682)	$(76,740,437)

Class B Shares
Shares sold	462,517	$5,225,824	753,091	$6,903,792
Reinvestment of distributions	5,198	58,333	54,865	466,907
Shares reacquired	(918,272)	(10,079,395)	(1,361,208)	(11,606,108)
Converted to Class A*	(201,555)	(2,225,987)	(159,207)	(1,442,178)
Decrease	(652,112)	$(7,021,225)	(712,459)	$(5,677,587)

Class C Shares
Shares sold	1,313,964	$14,721,059	1,655,820	$14,870,289
Reinvestment of distributions	10,481	117,809	106,613	908,341
Shares reacquired	(3,216,799)	(35,491,068)	(3,430,021)	(29,297,488)
Decrease	(1,892,354)	$(20,652,200)	(1,667,588)	$(13,518,858)

Class F Shares
Shares sold	2,368,795	$26,243,314	1,159,160	$8,775,635
Reinvestment of distributions	2,217	25,001	5,971	51,055
Shares reacquired	(599,060)	(6,568,988)	(573,057)	(5,447,736)
Increase	1,771,952	$19,699,327	592,074	$3,378,954

Class I Shares
Shares sold	9,476,441	$98,771,323	2,470,983	$19,382,783
Reinvestment of distributions	145,794	1,662,058	429,596	3,707,412
Shares reacquired	(2,598,419)	(28,826,762)	(1,047,383)	(10,590,728)
Increase	7,023,816	$71,606,619	1,853,196	$12,499,467

Class P Shares
Shares sold	59,324	$675,161	75,967	$710,294
Reinvestment of distributions	363	4,096	1,231	10,525
Shares reacquired	(77,108)	(870,324)	(44,791)	(398,248)
Increase (decrease)	(17,421)	$(191,067)	32,407	$322,571

Class R2 Shares
Shares sold	47,959	$521,301	1.507	$11
Reinvestment of distributions	3	31	19.000	163
Shares reacquired	(1,659)	(18,342)	–	–
Increase	46,303	$502,990	20.507	$174

Class R3 Shares
Shares sold	864,876	$9,592,144	82,929	$814,089
Reinvestment of distributions	965	10,850	1,950	16,631
Shares reacquired	(127,013)	(1,376,765)	(15,683)	(144,601)
Increase	738,828	$8,226,229	69,196	$686,119
*

Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Notes to Financial Statements (continued)

International Dividend Income Fund	Year Ended October 31, 2010		Year Ended October 31, 2009
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	14,630,802	$120,785,029	6,187,695	$40,072,677
Reinvestment of distributions	535,912	4,184,584	143,508	963,469
Shares reacquired	(2,786,194)	(22,327,520)	(1,337,852)	(8,943,114)
Increase	12,380,520	$102,642,093	4,993,351	$32,093,032

Class C Shares
Shares sold	1,260,081	$10,434,520	563,447	$4,186,021
Reinvestment of distributions	29,797	230,808	4,915	34,075
Shares reacquired	(246,967)	(1,999,889)	(62,292)	(425,344)
Increase	1,042,911	$8,665,439	506,070	$3,794,752

Class F Shares
Shares sold	2,140,719	$17,682,599	211,331	$1,760,333
Reinvestment of distributions	17,500	136,236	612	4,508
Shares reacquired	(899,865)	(7,041,658)	(1,178)	(9,830)
Increase	1,258,354	$10,777,177	210,765	$1,755,011

Class I Shares
Shares sold	4,034,661	$33,410,114	13,777,377	$100,789,931
Reinvestment of distributions	1,382,501	10,892,962	738,695	5,046,126
Shares reacquired	(2,174,410)	(17,562,160)	(381,653)	(2,410,691)
Increase	3,242,752	$26,740,916	14,134,419	$103,425,366

Class R2 Shares
Shares sold	–	$–	2	$12
Reinvestment of distributions	43	340	36	238
Increase	43	$340	38	$250

Class R3 Shares
Shares sold	11,412	$100,555	–	$–
Reinvestment of distributions	407	3,175	38	244
Shares reacquired	(96)	(834)	–	–
Increase	11,723	$102,896	38	$244

International Opportunities Fund	Year Ended October 31, 2010		Year Ended October 31, 2009
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	1,461,313	$16,441,084	2,016,527	$17,839,415
Converted from Class B*	110,888	1,255,097	116,385	948,224
Reinvestment of distributions	63,475	705,227	68,847	445,448
Shares reacquired	(2,611,924)	(29,139,655)	(2,892,248)	(23,136,675)
Decrease	(976,248)	$(10,738,247)	(690,489)	$(3,903,588)
*

Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Notes to Financial Statements (continued)

International Opportunities Fund	Year Ended October 31, 2010		Year Ended October 31, 2009
Class B Shares
Shares sold	145,394	$1,558,758	301,394	$2,374,060
Reinvestment of distributions	3,849	40,821	–	–
Shares reacquired	(542,632)	(5,779,790)	(549,813)	(4,098,210)
Converted to Class A*	(116,460)	(1,255,097)	(122,032)	(948,224)
Decrease	(509,849)	$(5,435,308)	(370,451)	$(2,672,374)

Class C Shares
Shares sold	313,777	$3,370,300	608,125	$4,998,326
Reinvestment of distributions	6,303	66,497	–	–
Shares reacquired	(816,894)	(8,648,943)	(690,038)	(5,285,044)
Decrease	(496,814)	$(5,212,146)	(81,913)	$(286,718)

Class F Shares
Shares sold	90,418	$991,054	38,933	$237,490
Reinvestment of distributions	74	813	236	1,515
Shares reacquired	(53,630)	(587,687)	(19,804)	(142,238)
Increase	36,862	$404,180	19,365	$96,767

Class I Shares
Shares sold	3,711,401	$42,385,602	1,233,439	$9,367,655
Reinvestment of distributions	152,278	1,728,360	217,249	1,433,868
Shares reacquired	(910,369)	(10,399,884)	(1,614,453)	(12,294,449)
Increase (decrease)	2,953,310	$33,714,078	(163,765)	$(1,492,926)

Class P Shares
Shares sold	8,790	$102,836	33,557	$270,694
Reinvestment of distributions	468	5,289	121	797
Shares reacquired	(12,332)	(140,483)	(75,045)	(567,443)
Decrease	(3,074)	$(32,358)	(41,367)	$(295,952)

Class R2 Shares
Shares sold	3,750	$41,515	4,260	$34,443
Reinvestment of distributions	35	382	21	136
Shares reacquired	(4,808)	(52,508)	(1)	(12)
Increase (decrease)	(1,023)	$(10,611)	4,280	$34,567

Class R3 Shares
Shares sold	254,546	$2,821,615	55,046	$528,609
Reinvestment of distributions	522	5,737	43	272
Shares reacquired	(71,967)	(794,458)	(4,092)	(39,454)
Increase	183,101	$2,032,894	50,997	$489,427
*

Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Notes to Financial Statements (continued)

Large Cap Value Fund	Year Ended October 31, 2010		Year Ended October 31, 2009
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	840,555	$7,775,860	2,270,537	$16,742,122
Converted from Class B*	40,564	368,454	46,132	268,277
Reinvestment of distributions	17,821	161,815	48,015	307,292
Shares reacquired	(1,170,207)	(10,640,672)	(1,656,869)	(12,156,670)
Increase (decrease)	(271,267)	$(2,334,543)	707,815	$5,161,021

Class B Shares
Shares sold	71,465	$640,022	184,946	$1,351,414
Reinvestment of distributions	95	855	2,798	17,715
Shares reacquired	(72,630)	(650,363)	(146,028)	(1,099,097)
Converted to Class A*	(41,188)	(368,454)	(46,722)	(268,277)
Increase (decrease)	(42,258)	$(377,940)	(5,006)	$1,755

Class C Shares
Shares sold	168,589	$1,527,546	465,416	$3,393,055
Reinvestment of distributions	623	5,596	5,005	31,685
Shares reacquired	(245,620)	(2,212,123)	(317,027)	(2,267,552)
Increase (decrease)	(76,408)	$(678,981)	153,394	$1,157,188

Class F Shares
Shares sold	47,735	$447,711	47,940	$273,729
Reinvestment of distributions	23	202	85	541
Shares reacquired	(8,631)	(78,903)	(27,622)	(213,638)
Increase	39,127	$369,010	20,403	$60,632

Class I Shares
Shares sold	240,730	$2,132,470	93,820	$726,442
Reinvestment of distributions	10,563	96,228	50,216	322,389
Shares reacquired	(544,417)	(5,015,847)	(863,890)	(6,919,474)
Decrease	(293,124)	$(2,787,149)	(719,854)	$(5,870,643)

Class P Shares
Shares sold	– (a)	$1	3,017	$20,017
Reinvestment of distributions	7.366	65	26	165
Shares reacquired	–	–	(3,017)	(20,181)
Increase	7.366	$66	26	$1

	Period Ended October 31, 2010†
Class R2 Shares	Shares	Amount
Shares sold	1,030.438	$10,026
Increase	1,030.438	$10,026

Class R3 Shares
Shares sold	11,185	$102,520
Shares reacquired	(780)	(7,242)
Increase	10,405	$95,278
*

Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

†	For the period March 23, 2010 (commencement of investment operations) to October 31, 2010.
(a)	Value is less than 1 share.

Notes to Financial Statements (continued)

Value Opportunities Fund	Year Ended October 31, 2010		Year Ended October 31, 2009
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	33,623,998	$440,905,479	15,033,434	$155,146,021
Converted from Class B*	340,891	4,574,819	104,115	1,125,952
Reinvestment of distributions	—	—	20,748	168,887
Shares reacquired	(15,122,082)	(201,738,694)	(5,556,148)	(51,508,434)
Increase	18,842,807	$243,741,604	9,602,149	$104,932,426

Class B Shares
Shares sold	380,987	$4,930,904	612,819	$6,159,989
Shares reacquired	(315,166)	(4,056,029)	(323,362)	(3,154,107)
Converted to Class A*	(349,607)	(4,574,819)	(106,295)	(1,125,952)
Increase (decrease)	(283,786)	$(3,699,944)	183,162	$1,879,930

Class C Shares
Shares sold	5,068,716	$66,602,722	3,237,174	$32,445,721
Shares reacquired	(1,562,977)	(20,167,959)	(1,269,100)	(12,041,955)
Increase	3,505,739	$46,434,763	1,968,074	$20,403,766

Class F Shares
Shares sold	9,453,046	$127,537,837	4,946,349	$46,706,575
Reinvestment of distributions	—	—	3,577	28,977
Shares reacquired	(2,253,790)	(29,986,571)	(916,410)	(9,301,234)
Increase	7,199,256	$97,551,266	4,033,516	$37,434,318

Class I Shares
Shares sold	3,126,931	$41,646,464	3,415,208	$35,612,849
Reinvestment of distributions	—	—	52,227	425,647
Shares reacquired	(454,765)	(6,042,698)	(539,840)	(4,773,253)
Increase	2,672,166	$35,603,766	2,927,595	$31,265,243

Class P Shares
Shares sold	91,706	$1,245,637	70,542	$694,038
Shares reacquired	(86,429)	(1,139,165)	(68,051)	(640,707)
Increase	5,277	$106,472	2,491	$53,331

Class R2 Shares
Shares sold	95,943	$1,281,765	128,459	$1,311,975
Shares reacquired	(45,462)	(582,066)	(5,322)	(58,898)
Increase	50,481	$699,699	123,137	$1,253,077

Class R3 Shares
Shares sold	1,388,482	$18,281,425	261,097	$2,701,307
Reinvestment of distributions	—	—	163	1,323
Shares reacquired	(327,412)	(4,386,211)	(79,938)	(811,157)
Increase	1,061,070	$13,895,214	181,322	$1,891,473
*

Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Lord Abbett Securities Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Lord Abbett Alpha Strategy Fund, Lord Abbett Fundamental Equity Fund, Lord Abbett International Core Equity Fund, Lord Abbett International Dividend Income Fund, Lord Abbett International Opportunities Fund, Lord Abbett Large-Cap Value Fund and Lord Abbett Value Opportunities Fund, (collectively, the “Funds”) seven of the portfolios constituting the Lord Abbett Securities Trust (the “Trust”) as of October 31, 2010, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period than ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

December 23, 2010

Investments in Underlying Funds (unaudited)

Alpha Strategy Fund invests in Underlying Funds managed by Lord Abbett. As of October 31, 2010, Alpha Strategy Fund’s long-term investments were allocated among the Underlying Funds as follows:

Underlying Fund Name	% of Investments
Lord Abbett Developing Growth Fund, Inc. – Class I	20.54%
Lord Abbett Securities Trust – Lord Abbett International Opportunities Fund – Class I	21.10%
Lord Abbett Securities Trust – Lord Abbett Micro-Cap Growth Fund – Class I	10.38%
Lord Abbett Securities Trust – Lord Abbett Micro-Cap Value Fund – Class I	9.51%
Lord Abbett Blend Trust – Lord Abbett Small-Cap Blend Fund – Class I	9.46%
Lord Abbett Research Fund, Inc.– Lord Abbett Small-Cap Value Fund – Class I	19.46%
Lord Abbett Securities Trust – Lord Abbett Value Opportunities Fund – Class I	9.55%

The Ten Largest Holdings and the Holdings by Sector, as of October 31, 2010, for each Underlying Fund are presented below. Each Underlying Fund’s annual and semiannual reports, which are sent to shareholders and filed with the SEC, contain information about the Fund’s portfolio holdings, including a complete schedule of holdings. A complete schedule of holdings for each Underlying Fund is also filed with the SEC on Form N-Q as of the end of each respective Underlying Fund’s first and third quarters. In addition, on or about the first day of the second month following each calendar quarter-end, each Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The information for the most recently ended calendar quarter may be viewed at www.lordabbett.com or requested at no charge by calling Lord Abbett at 888-522-2388.

Lord Abbett Developing Growth Fund, Inc.

Ten Largest Holdings	% of Investments
Aruba Networks, Inc.	1.71%
VanceInfo Technologies, Inc. ADR	1.70%
NxStage Medical, Inc.	1.67%
Fortinet, Inc.	1.62%
VeriFone Systems, Inc.	1.53%
OpenTable, Inc.	1.47%
Deckers Outdoor Corp.	1.45%
SINA Corp.	1.44%
hiSoft Technology International Ltd. ADR	1.44%
lululemon athletica, Inc.	1.39%

Holdings by Sector*	% of Investments
Consumer Discretionary	19.36%
Energy	3.77%
Financials	6.79%
Health Care	15.95%
Industrials	12.65%
Information Technology	37.15%
Materials	2.95%
Short-Term Investment	1.38%
Total	100.00%

*	A sector may comprise several industries.

Investments in Underlying Funds (unaudited)(continued)

Lord Abbett Securities Trust – International Opportunities Fund

Ten Largest Holdings	% of Investments
Megaworld Corp.	1.83%
Schroders plc	1.72%
Rheinmetall AG	1.70%
Symrise GmbH & Co. AG	1.64%
BlueBay Asset Management plc	1.64%
Incitec Pivot Ltd.	1.47%
Ipsos SA	1.43%
Viscofan SA	1.42%
Azimut Holding SpA	1.41%
FP Corp.	1.40%

Holdings by Sector*	% of Investments
Consumer Discretionary	23.63%
Consumer Staples	11.65%
Energy	3.62%
Financials	17.59%
Health Care	3.58%
Industrials	16.60%
Information Technology	7.60%
Materials	8.25%
Telecommunication Services	0.64%
Utilities	4.89%
Short-Term Investment	1.95%
Total	100.00%

*	A sector may comprise several industries.

Lord Abbett Securities Trust – Micro Cap Growth Fund

Ten Largest Holdings	% of Investments
NxStage Medical, Inc.	2.70%
hiSoft Technology International Ltd. ADR	2.32%
Limelight Networks, Inc.	2.18%
DexCom, Inc.	1.88%
Compellent Technologies, Inc.	1.85%
LogMeIn, Inc.	1.85%
Neogen Corp.	1.82%
Cyberonics, Inc.	1.81%
IPG Photonics Corp.	1.76%
GeoEye, Inc.	1.72%

Holdings by Sector*	% of Investments
Consumer Discretionary	21.13%
Consumer Staples	1.33%
Energy	2.10%
Financials	8.02%
Health Care	18.83%
Industrials	8.78%
Information Technology	33.23%
Materials	2.87%
Short-Term Investment	3.71%
Total	100.00%

*	A sector may comprise several industries.

Investments in Underlying Funds (unaudited)(continued)

Lord Abbett Securities Trust — Micro Cap Value Fund

Ten Largest Holdings	% of Investments
Overhill Farms, Inc.	2.63%
Radiant Systems, Inc.	2.51%
Commercial Vehicle Group, Inc.	2.06%
LSB Industries, Inc.	1.81%
Spectrum Control, Inc.	1.67%
Mercury Computer Systems, Inc.	1.66%
Team, Inc.	1.58%
Multi-Color Corp.	1.57%
Mobile Mini, Inc.	1.56%
Pier 1 Imports, Inc.	1.55%

Holdings by Sector*	% of Investments
Consumer Discretionary	14.71%
Consumer Staples	2.64%
Energy	1.73%
Financials	14.92%
Health Care	8.22%
Industrials	29.17%
Information Technology	15.16%
Materials	7.13%
Utilities	1.42%
Short-Term Investment	4.90%
Total	100.00%

*	A sector may comprise several industries.

Lord Abbett Blend Trust — Small Cap Blend Fund

Ten Largest Holdings	% of Investments
Kforce, Inc.	2.07%
CLARCOR, Inc.	2.05%
Semtech Corp.	2.01%
Aaron’s, Inc.	2.00%
Watsco, Inc.	1.90%
Kraton Performance Polymers, Inc.	1.89%
Exco Resources, Inc.	1.84%
A.O. Smith Corp.	1.80%
Steelcase, Inc. Class A	1.79%
Deckers Outdoor Corp.	1.74%

Holdings by Sector*	% of Investments
Consumer Discretionary	13.47%
Consumer Staples	2.23%
Energy	4.02%
Financials	17.68%
Health Care	12.87%
Industrials	26.40%
Information Technology	13.58%
Materials	7.14%
Short-Term Investment	2.61%
Total	100.00%

*	A sector may comprise several industries.

Investments in Underlying Funds (unaudited)(concluded)

Lord Abbett Research Fund, Inc. — Small Cap Value Fund

Ten Largest Holdings	% of Investments
Olin Corp.	2.31%
Hexcel Corp.	2.19%
Cabot Corp.	2.14%
Healthspring, Inc.	1.64%
Chicago Bridge & Iron Co. NV	1.59%
Ferro Corp.	1.48%
Plexus Corp.	1.43%
Kirby Corp.	1.42%
Reliance Steel & Aluminum Co.	1.37%
Entertainment Properties Trust	1.34%

Holdings by Sector*	% of Investments
Consumer Discretionary	10.68%
Consumer Staples	2.05%
Energy	4.56%
Financials	16.18%
Health Care	10.11%
Industrials	27.39%
Information Technology	12.86%
Materials	13.03%
Utilities	0.93%
Short-Term Investment	2.21%
Total	100.00%

*	A sector may comprise several industries.

Lord Abbett Securities Trust — Value Opportunities Fund

Ten Largest Holdings	% of Investments
Interpublic Group of Cos., Inc. (The)	2.30%
Albemarle Corp.	1.89%
Lazard Ltd. Class A	1.86%
Sapient Corp.	1.72%
UGI Corp.	1.62%
PerkinElmer, Inc.	1.59%
Agnico-Eagle Mines Ltd.	1.59%
Watson Pharmaceuticals, Inc.	1.55%
PartnerRe Ltd.	1.54%
Olin Corp.	1.52%

Holdings by Sector*	% of Investments
Consumer Discretionary	13.46%
Consumer Staples	2.18%
Energy	6.91%
Financials	16.12%
Health Care	6.94%
Industrials	21.73%
Information Technology	13.58%
Materials	9.38%
Utilities	3.61%
Short-Term Investment	6.09%
Total	100.00%

*	A sector may comprise several industries

Basic Information About Management

The Board of Trustees (the “Board”) is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware. The Board appoints officers who are responsible for the day-to-day operations of the Trust and who execute policies authorized by the Board. The Board also approves an investment adviser to the Trust and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Trust’s investment adviser.

Interested Trustees

The following Trustees are associated with Lord Abbett and are “interested persons” of the Trust as defined in the Act. Mr. Dow and Ms. Foster are officers and directors or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During Past Five Years

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Trustee since 1993 and Chairman since 1996

Principal Occupation: Senior Partner of Lord Abbett (since 2007) and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Other Directorships: None.

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Trustee and President since 2006	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Trustees

The following Independent Trustees also are directors or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Trustee since 1994

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010) and Adelphia Communications Inc. (2003 - 2007).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During Past Five Years

William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Trustee since 1998

Principal Occupation: Co-founder and Chairman of the Board of the financial advisory firm of Bush–O’Donnell & Company (since 1986).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 2002). Previously served as a director of Engineered Support Systems, Inc.

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Trustee since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Avondale, Inc. (1991 - 2005) and Interstate Bakeries Corp. (1991 - 2008).

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Trustee since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Resources Connection, Inc., a consulting firm 2004 - 2007).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as a director and Chairman of the Board of GMAC Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Trustee since 1993

Principal Occupation: Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).

Other Directorships: Currently serves as director of Ace, Ltd. (since 1997). Previously served as a director of Hewitt Associates, Inc. (2004 - 2010).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Viacell Inc. (2003 - 2007).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Trust. All of the officers of the Trust also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner of Lord Abbett (since 2007), and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2009	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2005	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Gerard S. E. Heffernan, Jr. (1963)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1998.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2003	Portfolio Manager, joined Lord Abbett in 2003.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 2003.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 2001.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 2003.

Christopher J. Towle (1957)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1987.

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During Past Five Years

Stacy P. Allen (1967)	Vice President	Elected in 2009	Partner and Chief Administrative Officer (since 2009), and was formerly a Client Portfolio Manager (2006 - 2008) and Director of Institutional Mutual Funds (2003 - 2006), joined Lord Abbett in 2003.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Anthony W. Hipple (1964)	Vice President	Elected in 2006	Portfolio Manager, joined Lord Abbett in 2002.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Portfolio Manager, rejoined Lord Abbett in 2007 from Jennison Associates LLC (2005 - 2007). Mr. Khanna’s former experience at Lord Abbett included Senior Research Analyst – other investment strategies (2000 - 2005).

Thomas B. Maher (1967)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2001.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1993	Partner and Director, joined Lord Abbett in 1983.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006 and was formerly an attorney at Morgan, Lewis & Bockius LLP.

Randy M. Reynolds (1972)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 1999.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During Past Five Years

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and the General Counsel at Cohen & Steers Capital Management, Inc. (1999 - 2007).

Francis T. Timons (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Research Analyst at Robert W. Baird & Co. (2004 - 2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Trust’s Trustees. It is available free upon request.

Householding

The Trust has adopted a policy that allows them to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file its complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

Tax Information

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate dividend received deduction (DRD) and qualified dividend income (QDI) for individual shareholders:

Fund Name	DRD	QDI
Alpha Strategy Fund	–%	100%
Fundamental Equity Fund	100	100
International Core Equity Fund	–	100
International Dividend Income Fund	–	100
International Opportunities Fund	–	100
Large Cap Value Fund	100	100

The International Core Equity and the International Dividend Income Fund intend to pass through foreign income and foreign taxes as follows:

Fund Name	Foreign Source Income	Foreign Taxes
International Core Equity Fund	$21,943,532	$1,754,479
International Dividend Income Fund	21,493,485	1,899,185

This report, when not used for the general information of shareholders of the fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett Mutual Fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Securities Trust

Lord Abbett Alpha Strategy Fund

Lord Abbett Fundamental Equity Fund

Lord Abbett International Core Equity Fund

Lord Abbett International Dividend Income Fund

Lord Abbett International Opportunities Fund

Lord Abbett Large-Cap Value Fund

Lord Abbett Value Opportunities Fund

LST-2-1010

(12/10)

2010

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Micro Cap Growth Fund

Micro Cap Value Fund

For the fiscal year ended October 31, 2010

Lord Abbett Micro Cap Growth Fund

and Micro Cap Value Fund Annual Report

For the fiscal year ended October 31, 2010

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Micro Cap Growth Fund and the Lord Abbett Micro Cap Value Fund for the fiscal year ended October 31, 2010. Here, we discuss briefly the major factors that influenced performance. For more detailed and timely information about the Funds, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Funds’ portfolio managers.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

Micro Cap Growth Fund

For the fiscal year ended October 31, 2010, the Fund returned 36.66%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell Microcap® Growth Index1, which returned 25.14% over the same period. The Fund’s performance was achieved primarily during favorable market conditions and may not be sustainable over time.

The broad market generally advanced during the beginning of this one-year period, peaking in April 2010, and then entering a period of volatility that continued until August. This market activity was largely influenced by changing perceptions of the U.S. economic recovery, concerns over the stability of the eurozone, and uncertainty surrounding the “flash crash” on May 6, 2010. In late August, Federal Reserve chairman Ben Bernanke spoke of further quantitative easing, and economic data firmed somewhat, seemingly calming investor fears.

We believe that, given the very low interest rate environment, the equity market continues to be attractively valued

1

relative to bonds. In a below-trend growth environment, we believe true secular growth companies will become scarce, and that they will trade at a greater-than-average premium to cyclical growth companies, as well as to defensive names. Our strategy is geared toward finding secular growth companies whose new products, services, and markets enable them to achieve sustainable growth in this more difficult economic environment.

The most significant contributor to performance during the period was stock selection within the information technology sector. ReneSola, a manufacturer of solar wafers, has benefited from increased investments in alternative energy, which has prompted strong demand for its solar panel components. Shares of Netezza Corp., which rose during the year on strong sales and earnings growth, rose further still, following the announcement of its acquisition by IBM. The portfolio also benefited from positive stock selection within the health care sector. NxStage Medical, which has benefited from market acceptance of its new in-home dialysis units, posted strong returns for the year.

Within the financials sector, poor stock selection was the largest detractor from performance during the year. During the period in which it was held, Western Alliance, a regional bank based in Las Vegas, suffered as a result of loan losses in this hard-hit area of the country. Shares of Financial Engines, an independent investment advisor, have experienced negative returns since the company’s IPO in March. Negative stock selection within the utilities sector also hampered relative performance. During the beginning of the one-year period, shares of China Natural Gas fell sharply after the natural gas transporter announced that the opening of a new plant would be delayed approximately six months.

Micro Cap Value Fund

For the fiscal year ended October 31, 2010, the Fund returned 25.63%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell Microcap® Value Index,2 which returned 25.00% over the same period.

Merger and acquisition activity has picked up in 2010, exceeding the activity of 2008 and 2009, particularly in the small cap market. Within the Russell 2000® Index,3 77 deals had been announced through September 30, 2010, versus 27 deals in 2009 and 30 deals in 2008. The Fund has benefited from this trend, as nine companies in which the Fund is invested have received buyout offers year to date (as of September 30, 2010).

During the period, the Fund benefited from an underweight in the financials sector, primarily within the commercial bank industry. Positive stock selection and an overweight in the materials sector were also notable. Within the materials sector, LSB Industries, Inc., a manufacturer of heating, ventilation, and air-conditioning products,

2

added value as backlog and order volume grew and as the company experienced end-market strength driven by the company’s chemical businesses. Quaker Chemical Corp., a producer of specialized chemicals used in steel and metal processing and manufacturing, also performed well during the fiscal year, benefiting from the global rebound in worldwide steel production.

Conversely, stock selection and an overweight in the health care sector detracted from performance. Shares of Addus HomeCare Corp., a provider of home-based social and medical services, fell sharply after reporting a large fourth quarter miss primarily due to a bad debt reserve charge. Shares also were negatively affected as stocks of home health care providers have been under pressure as the government has been investigating Medicare reimbursement practices. Cypress Bioscience, Inc., a therapeutics and personalized medicine services provider, entered into an exclusive North American license for the development and commercialization of BioLineRx’s CYP-1020, a potential breakthrough treatment for schizophrenia. The company was negatively affected by near-term concerns regarding prospective upfront and ongoing development costs. Within the consumer staples sector, Overhill Farms, Inc., a frozen food supplier, was affected by weaker sales due to the difficult economic climate and a delay in the start-up of business with new customers.

Each Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The Russell Microcap® Growth Index measures the performance of the microcap growth segment of the U.S. equity market. It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values.

2  The Russell Microcap® Value Index measures the performance of the microcap value segment of the U.S. equity market. It includes those Russell Microcap Index companies with lower price-to-book ratios and lower forecasted growth values.

3  The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers two classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

3

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Funds’ returns would have been lower.

The views of the Funds’ management and the portfolio holdings described above are as of October 31, 2010; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Funds. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Funds, please see the Funds’ prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

4

Micro Cap Growth Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Microcap® Index, and the Russell Microcap® Growth Index, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2010

	1 Year	5 Years	10 Years
Class A3	28.81%	7.34%	6.92%
Class I4	37.00%	8.89%	7.85%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percent change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2010, is calculated using the SEC required uniform method to compute such return.

4    Performance is at net asset value.

5

Micro Cap Value Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Microcap® Index, and the Russell Microcap® Value Index, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2010

	1 Year	5 Years	10 Years
Class A3	18.43%	3.20%	12.04%
Class I4	25.97%	4.69%	13.02%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percent change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2010, is calculated using the SEC required uniform method to compute such return.

4    Performance is at net asset value.

6

Expense Examples

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 through October 31, 2010).

Actual Expenses

For each class of each Fund, the first line of the tables on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period 5/1/10 – 10/31/10” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

7

Micro Cap Growth Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/10	10/31/10	5/1/10 - 10/31/10
Class A
Actual	$1,000.00	$1,097.20	$11.10
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.63	$10.66
Class I
Actual	$1,000.00	$1,098.40	$9.78
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.89	$9.40

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (2.10% for Class A and 1.85% for Class I) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2010

Sector*	%**
Consumer Discretionary	21.13%
Consumer Staples	1.33%
Energy	2.10%
Financials	8.02%
Health Care	18.83%
Industrials	8.78%
Information Technology	33.23%
Materials	2.87%
Short-Term Investment	3.71%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

8

Micro Cap Value Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/10	10/31/10	5/1/10 - 10/31/10
Class A
Actual	$1,000.00	$1,009.10	$10.38
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.87	$10.41
Class I
Actual	$1,000.00	$1,010.60	$9.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.13	$9.15

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (2.05% for Class A and 1.80% for Class I) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2010

Sector*	%**
Consumer Discretionary	14.71%
Consumer Staples	2.64%
Energy	1.73%
Financials	14.92%
Health Care	8.22%
Industrials	29.17%
Information Technology	15.16%
Materials	7.13%
Utilities	1.42%
Short-Term Investment	4.90%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

9

Schedule of Investments

MICRO CAP GROWTH FUND October 31, 2010

Investments	Shares	Value (000)
COMMON STOCKS 95.44%

Aerospace & Defense 1.71%
GeoEye, Inc.*	40,000	$1,771

Auto Components 1.55%
Westport Innovations, Inc. (Canada)*(a)	88,614	1,606

Beverages 0.45%
Boston Beer Co., Inc. (The) Class A*	6,600	472

Capital Markets 1.39%
Financial Engines, Inc.*	98,077	1,445

Chemicals 1.41%
STR Holdings, Inc.*	58,710	1,459

Commercial Banks 2.71%
Columbia Banking System, Inc.	41,700	759
Texas Capital Bancshares, Inc.*	40,800	740
Western Alliance Bancorp*	218,200	1,318

Total		2,817

Commercial Services & Supplies 0.42%
Higher One Holdings, Inc.*	25,154	439

Computers & Peripherals 1.84%
Compellent Technologies, Inc.*	75,500	1,908

Construction & Engineering 0.11%
MYR Group, Inc.*	7,500	117

Diversified Consumer Services 1.34%
K12, Inc.*	49,812	1,390

Diversified Financial Services 2.95%
Encore Capital Group, Inc.*	74,900	1,522
MarketAxess Holdings, Inc.	84,900	1,543

Total		3,065

Investments	Shares	Value (000)
Electrical Equipment 0.86%
Lihua International, Inc. (China)*(a)	13,300	$142
Satcon Technology Corp.*	188,000	756

Total		898

Electronic Equipment, Instruments & Components 4.59%
FARO Technologies, Inc.*	38,880	938
Hollysys Automation Technologies Ltd. (China)*(a)	65,807	832
IPG Photonics Corp.*	80,459	1,810
Maxwell Technologies, Inc.*	73,161	1,187

Total		4,767

Health Care Equipment & Supplies 14.58%
Cyberonics, Inc.*	67,600	1,860
DexCom, Inc.*	140,647	1,934
Endologix, Inc.*	268,083	1,482
HeartWare International, Inc.*	20,500	1,401
Insulet Corp.*	104,764	1,671
MAKO Surgical Corp.*	34,100	368
Neogen Corp.*	56,000	1,871
NxStage Medical, Inc.*	137,729	2,777
Synovis Life Technologies, Inc.*	56,000	840
Vascular Solutions, Inc.*	85,800	929

Total		15,133

Health Care Providers & Services 2.58%
Bio-Reference Laboratories, Inc.*	58,802	1,268
MWI Veterinary Supply, Inc.*	24,600	1,407

Total		2,675

Hotels, Restaurants & Leisure 5.37%
7 Days Group Holdings Ltd. ADR*	79,500	1,596
BJ’s Restaurants, Inc.*	46,248	1,533
Bravo Brio Restaurant Group, Inc.*	41,423	746

See Notes to Financial Statements.

10

Schedule of Investments (continued)

MICRO CAP GROWTH FUND October 31, 2010

Investments	Shares	Value (000)
Hotels, Restaurants & Leisure (continued)
Country Style Cooking Restaurant Chain Co., Ltd. ADR*	25,900	$766
Peet’s Coffee & Tea, Inc.*	24,500	937

Total		5,578

Household Durables 1.36%
iRobot Corp.*	67,700	1,414

Information Technology Services 3.29%
hiSoft Technology International Ltd. ADR*	89,579	2,383
RightNow Technologies, Inc.*	39,700	1,037

Total		3,420

Internet & Catalog Retail 3.03%
Overstock.com, Inc.*	51,499	691
Shutterfly, Inc.*	53,600	1,613
US Auto Parts Network, Inc.*	104,900	838

Total		3,142

Internet Software & Services 12.70%
Ancestry.com, Inc.*	57,962	1,546
Constant Contact, Inc.*	57,497	1,322
IntraLinks Holdings, Inc.*	64,473	1,410
KIT Digital, Inc.*	79,800	1,099
Limelight Networks, Inc.*	330,900	2,243
Liquidity Services, Inc.*	88,700	1,419
LivePerson, Inc.*	150,900	1,397
LogMeIn, Inc.*	47,800	1,899
Perficient, Inc.*	80,445	849

Total		13,184

Leisure Equipment & Products 0.82%
Shuffle Master, Inc.*	90,300	850

Machinery 3.47%
Chart Industries, Inc.*	66,646	1,553

Investments	Shares	Value (000)
China Valves Technology, Inc. (China)*(a)	89,742	$782
RBC Bearings, Inc.*	38,140	1,271

Total		3,606

Media 1.33%
IMAX Corp. (Canada)*(a)	63,605	1,377

Metals & Mining 1.44%
Brush Engineered Materials, Inc.*	44,975	1,491

Oil, Gas & Consumable Fuels 2.09%
Clean Energy Fuels Corp.*	33,209	482
Kodiak Oil & Gas Corp.*	408,400	1,683

Total		2,165

Personal Products 0.86%
Inter Parfums, Inc.	51,200	895

Pharmaceuticals 1.50%
Eurand NV (Netherlands)*(a)	142,500	1,562

Professional Services 2.13%
Kforce, Inc.*	82,795	1,243
TrueBlue, Inc.*	68,700	965

Total		2,208

Real Estate Management & Development 0.89%
Altisource Portfolio Solutions SA (Luxembourg)*(a)	35,320	924

Semiconductors & Semiconductor Equipment 5.19%
ANADIGICS, Inc.*	223,881	1,516
JinkoSolar Holding Co., Ltd. ADR*	33,400	1,007
MaxLinear, Inc. Class A*	35,824	374
ReneSola Ltd. ADR*	146,400	1,752
Rubicon Technology, Inc.*	31,900	737

Total		5,386

See Notes to Financial Statements.

11

Schedule of Investments (concluded)

MICRO CAP GROWTH FUND October 31, 2010

Investments	Shares	Value (000)
Software 5.32%
ChinaCache International Holdings Ltd. ADR*	42,700	$1,031
Sourcefire, Inc.*	13,492	318
Synchronoss Technologies, Inc.*	74,787	1,594
Taleo Corp. Class A*	32,800	941
VanceInfo Technologies, Inc. ADR*	44,972	1,636

Total		5,520

Specialty Retail 5.69%
Body Central Corp.*	66,500	891
hhgregg, Inc.*	35,233	812
Lumber Liquidators Holdings, Inc.*	20,800	501
Monro Muffler Brake, Inc.	24,900	1,189
Vitamin Shoppe, Inc.*	42,254	1,175
Zumiez, Inc.*	50,963	1,336

Total		5,904

Textiles, Apparel & Luxury Goods 0.47%
Vera Bradley, Inc.*	17,700	484

Total Common Stocks (cost $73,094,273)		99,072

Investments	Principal Amount (000)	Value (000)
SHORT-TERM INVESTMENT 3.67%

Repurchase Agreement
Repurchase Agreement dated 10/29/2010, 0.02% due 11/1/2010 with Fixed Income Clearing Corp. collateralized by $3,705,000 of Federal Home Loan Mortgage Corp. at 5.25% due 7/18/2011; value: $3,890,250; proceeds: $3,813,717 (cost $3,813,711)	$3,814	$3,814

Total Investments in Securities 99.11% (cost $76,907,984)		102,886

Other Assets in Excess of Liabilities 0.89%		926

Net Assets 100.00%		$103,812

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.

12

Schedule of Investments

MICRO CAP VALUE FUND October 31, 2010

Investments	Shares	Value (000)
COMMON STOCKS 96.19%

Aerospace & Defense 1.27%
CPI Aerostructures, Inc.*	4,888	$54
Global Defense Technology & Systems, Inc.*	103,300	1,415

Total		1,469

Auto Components 5.56%
Amerigon, Inc.*	114,937	1,239
Commercial Vehicle Group, Inc.*	179,628	2,412
Drew Industries, Inc.*	73,400	1,547
Modine Manufacturing Co.*	92,692	1,253

Total		6,451

Automobiles 0.36%
Dorman Products, Inc.*	11,600	423

Capital Markets 0.12%
Duff & Phelps Corp. Class A	9,680	135

Chemicals 5.67%
Balchem Corp.	46,900	1,433
KMG Chemicals, Inc.	106,948	1,496
LSB Industries, Inc.*	95,100	2,126
Quaker Chemical Corp.	41,700	1,519

Total		6,574

Commercial Banks 9.27%
Bancorp Rhode Island, Inc.	42,449	1,235
Bryn Mawr Bank Corp.	50,182	839
Centerstate Banks, Inc.	148,300	1,097
Metro Bancorp, Inc.*	45,377	459
MidSouth Bancorp, Inc.	112,800	1,550
Sandy Spring Bancorp, Inc.	93,700	1,630
SCBT Financial Corp.	28,400	867
Southern National Bancorp of Virginia, Inc.*	52,641	402
Sterling Bancorp	153,100	1,438
Washington Banking Co.	98,200	1,236

Total		10,753

Investments	Shares	Value (000)
Commercial Services & Supplies 7.58%
McGrath RentCorp	54,800	$1,387
Metalico, Inc.*	108,619	471
Mobile Mini, Inc.*	105,000	1,830
Multi-Color Corp.	115,832	1,848
Perma-Fix Environmental Services, Inc.*	172,622	290
Standard Parking Corp.*	65,300	1,116
Team, Inc.*	93,200	1,849

Total		8,791

Communications Equipment 2.84%
Anaren, Inc.*	88,700	1,484
Bel Fuse, Inc. Class B	79,300	1,809

Total		3,293

Computers & Peripherals 2.02%
Electronics for Imaging, Inc.*	61,600	843
Rimage Corp.*	101,300	1,502

Total		2,345

Construction & Engineering 4.85%
Great Lakes Dredge & Dock Co.	128,125	793
Michael Baker Corp.*	45,526	1,488
MYR Group, Inc.*	76,400	1,191
Orion Marine Group, Inc.*	104,500	1,307
Sterling Construction Co., Inc.*	69,400	847

Total		5,626

Diversified Consumer Services 1.52%
CPI Corp.	71,500	1,763

Diversified Financial Services 1.43%
Marlin Business Services Corp.*	136,528	1,662

Electronic Equipment, Instruments & Components 5.48%
CTS Corp.	110,825	1,125

See Notes to Financial Statements.

13

Schedule of Investments (continued)

MICRO CAP VALUE FUND October 31, 2010

Investments	Shares	Value (000)
Electronic Equipment, Instruments & Components (continued)
Mercury Computer Systems, Inc.*	122,900	$1,947
Methode Electronics, Inc.	137,800	1,280
Spectrum Control, Inc.*	128,600	1,962
TESSCO Technologies, Inc.	3,100	47

Total		6,361

Energy Equipment & Services 0.97%
Tesco Corp. (Canada)*(a)	89,300	1,131

Food Products 2.66%
Overhill Farms, Inc.*	594,457	3,091

Gas Utilities 1.20%
Chesapeake Utilities Corp.	38,100	1,398

Health Care Equipment & Supplies 4.32%
ICU Medical, Inc.*	47,300	1,726
Medical Action Industries, Inc.*	176,098	1,747
Merit Medical Systems, Inc.*	97,200	1,537

Total		5,010

Health Care Providers & Services 3.22%
Addus HomeCare Corp.*	9,041	28
Almost Family, Inc.*	18,200	628
American Dental Partners, Inc.*	128,827	1,502
Continucare Corp.*	223,400	1,005
CorVel Corp.*	12,720	570

Total		3,733

Hotels, Restaurants & Leisure 0.97%
Famous Dave’s of America, Inc.*	20,850	199
Marcus Corp. (The)	71,832	921

Total		1,120

Investments	Shares	Value (000)
Insurance 2.77%
American Physicians Service Group, Inc.	49,931	$1,618
Donegal Group, Inc. Class A	114,908	1,591

Total		3,209

Leisure Equipment & Products 0.56%
RC2 Corp.*	30,600	646

Life Sciences Tools & Services 0.78%
Kendle International, Inc.*	99,000	902

Machinery 5.45%
Columbus McKinnon Corp.*	90,500	1,589
Dynamic Materials Corp.	43,500	676
EnPro Industries, Inc.*	26,300	924
Kadant, Inc.*	4,600	90
L.B. Foster Co. Class A*	49,761	1,643
RBC Bearings, Inc.*	42,120	1,403

Total		6,325

Metals & Mining 1.55%
Universal Stainless & Alloy Products, Inc.*	62,031	1,795

Oil, Gas & Consumable Fuels 0.77%
Approach Resources, Inc.*	58,100	898

Professional Services 5.77%
Barrett Business Services, Inc.	104,700	1,607
Exponent, Inc.*	36,039	1,150
ICF International, Inc.*	22,700	582
Kforce, Inc.*	111,900	1,680
SFN Group, Inc.*	221,100	1,676

Total		6,695

Road & Rail 2.18%
Celadon Group, Inc.*	86,300	1,119
Marten Transport Ltd.	66,403	1,410

Total		2,529

See Notes to Financial Statements.

14

Schedule of Investments (concluded)

MICRO CAP VALUE FUND October 31, 2010

Investments	Shares	Value (000)
Semiconductors & Semiconductor Equipment 1.82%
Lattice Semiconductor Corp.*	198,700	$966
Pericom Semiconductor Corp.*	121,277	1,142

Total		2,108

Software 3.17%
Radiant Systems, Inc.*	151,027	2,947
Smith Micro Software, Inc.*	60,100	731

Total		3,678

Specialty Retail 5.91%
America’s Car-Mart, Inc.*	57,900	1,544
Monro Muffler Brake, Inc.	20,750	991
Pacific Sunwear of California, Inc.*	258,900	1,543
Pier 1 Imports, Inc.*	209,300	1,817
Shoe Carnival, Inc.*	42,000	962

Total		6,857

Thrifts & Mortgage Finance 1.50%
Radian Group, Inc.	113,000	858
Territorial Bancorp, Inc.	52,200	886

Total		1,744

Trading Companies & Distributors 2.41%
Rush Enterprises, Inc. Class B*	116,050	1,742
SeaCube Container Leasing Ltd.*	90,400	1,053

Total		2,795

Water Utilities 0.24%
Connecticut Water Service, Inc.	11,200	273

Total Common Stocks (cost $94,639,042)		111,583

Investments	Principal Amount (000)	Value (000)
SHORT-TERM INVESTMENT 4.96%

Repurchase Agreement
Repurchase Agreement dated 10/29/2010, 0.02% due 11/1/2010 with Fixed Income Clearing Corp. collateralized by $5,275,000 of Federal National Mortgage Assoc. at 4.125% due 4/15/2014; value: $5,869,493; proceeds: $5,753,274 (cost $5,753,264)	$5,753	$5,753

Total Investments in Securities 101.15% (cost $100,392,306)		117,336

Liabilities in Excess of Other Assets (1.15%)		(1,329)

Net Assets 100.00%		$116,007

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.

15

Statements of Assets and Liabilities

October 31, 2010

	Micro Cap Growth Fund	Micro Cap Value Fund
ASSETS:
Investments in securities, at cost	$76,907,984	$100,392,306
Investments in securities, at value	$102,886,462	$117,336,352
Receivables:
Dividends	—	24,871
Investment securities sold	2,094,944	231,438
Capital shares sold	6,915	15,365
Prepaid expenses and other assets	2,256	10,046
Total assets	104,990,577	117,618,072
LIABILITIES:
Payables:
Investment securities purchased	976,461	1,395,723
Management fee	127,433	145,623
12b-1 distribution fees	2,959	6,610
Fund administration	3,398	3,883
Trustees’ fees	5,548	7,594
To affiliate (See Note 3)	15,531	7,416
Accrued expenses and other liabilities	47,068	44,025
Total liabilities	1,178,398	1,610,874
NET ASSETS	$103,812,179	$116,007,198
COMPOSITION OF NET ASSETS:
Paid-in capital	$86,971,248	$114,551,957
Accumulated net investment loss	(5,548)	(7,594)
Accumulated net realized loss on investments	(9,131,999)	(15,481,211)
Net unrealized appreciation on investments	25,978,478	16,944,046
Net Assets	$103,812,179	$116,007,198
Net assets by class:
Class A Shares	$13,779,131	$30,138,935
Class I Shares	$90,033,048	$85,868,263
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	890,817	1,291,885
Class I Shares	5,641,956	3,591,656
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$15.47	$23.33
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$16.41	$24.75
Class I Shares-Net asset value	$15.96	$23.91

See Notes to Financial Statements.

16

Statements of Operations

For the Year Ended October 31, 2010

	Micro Cap Growth Fund	Micro Cap Value Fund
Investment income:
Dividends	$58,772	$587,088
Interest	663	859
Total investment income	59,435	587,947
Expenses:
Management fee	1,266,790	1,516,551
12b-1 distribution plan-Class A	30,004	66,886
Shareholder servicing	16,418	29,469
Professional	40,450	40,618
Fund administration	33,781	40,442
Custody	16,971	8,434
Trustees’ fees	2,262	2,737
Registration	25,957	26,654
Subsidy (See Note 3)	167,375	166,465
Other	2,053	3,401
Gross expenses	1,602,061	1,901,657
Expense reductions (See Note 7)	(23)	(43)
Management fee waived (See Note 3)	(9,660)	—
Net expenses	1,592,378	1,901,614
Net investment loss	(1,532,943)	(1,313,667)
Net realized and unrealized gain:
Net realized gain on investments	8,577,797	6,709,371
Net change in unrealized appreciation/depreciation on investments	19,340,151	16,958,204
Net realized and unrealized gain	27,917,948	23,667,575
Net Increase in Net Assets Resulting From Operations	$26,385,005	$22,353,908

See Notes to Financial Statements.

17

Statements of Changes in Net Assets

	Micro Cap Growth Fund
INCREASE IN NET ASSETS	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009
Operations:
Net investment loss	$(1,532,943)	$(1,016,136)
Net realized gain (loss) on investments	8,577,797	(3,650,855)
Net change in unrealized appreciation/depreciation on investments	19,340,151	18,755,544
Net increase in net assets resulting from operations	26,385,005	14,088,553
Capital share transactions (See Note 11):
Net proceeds from sales of shares	14,080,656	7,375,201
Cost of shares reacquired	(1,048,047)	(6,669,129)
Net increase in net assets resulting from capital share transactions	13,032,609	706,072
Net increase in net assets	39,417,614	14,794,625
NET ASSETS:
Beginning of year	$64,394,565	$49,599,940
End of year	$103,812,179	$64,394,565
Accumulated net investment loss	$(5,548)	$(4,847)

See Notes to Financial Statements.

18

Statements of Changes in Net Assets (concluded)

	Micro Cap Value Fund
INCREASE IN NET ASSETS	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009
Operations:
Net investment loss	$(1,313,667)	$(661,736)
Net realized gain (loss) on investments	6,709,371	(16,175,437)
Net change in unrealized appreciation/depreciation on investments	16,958,204	24,647,555
Net increase in net assets resulting from operations	22,353,908	7,810,382
Capital share transactions (See Note 11):
Net proceeds from sales of shares	14,238,285	9,326,467
Cost of shares reacquired	(1,292,071)	(1,834,711)
Net increase in net assets resulting from capital share transactions	12,946,214	7,491,756
Net increase in net assets	35,300,122	15,302,138
NET ASSETS:
Beginning of year	$80,707,076	$65,404,938
End of year	$116,007,198	$80,707,076
Accumulated net investment loss	$(7,594)	$(6,768)

See Notes to Financial Statements.

19

Financial Highlights

MICRO CAP GROWTH FUND

	Class A Shares
	Year Ended 10/31
	2010	2009	2008	2007		2006
Per Share Operating Performance
Net asset value, beginning of year	$11.32	$ 9.07	$17.36	$14.18		$14.24

Investment operations:

Net investment loss(a)	(.27)	(.19)	(.24)	(.26)		(.24)

Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/sold in error	–	–	–	–	(b)	–

Net realized and unrealized gain (loss)	4.42	2.44	(7.71)	5.83		2.05

Total from investment operations	4.15	2.25	(7.95)	5.57		1.81

Distributions to shareholders from:

Net realized gain	–	–	(.34)	(2.39)		(1.87)

Net asset value, end of year	$15.47	$11.32	$ 9.07	$17.36		$14.18

Total Return(c)	36.66%	24.81%	(46.57)%	45.19	%(d)	14.29%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	2.10%	2.09%	2.09%	2.10%		2.10%

Expenses, including expense reductions, management fee waived and expenses reimbursed	2.10%	2.09%	2.09%	2.09%		2.10%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	2.11%	2.30%	2.23%	2.48%		3.26%

Net investment loss	(2.03)%	(1.99)%	(1.88)%	(1.76)%		(1.83)%

Supplemental Data:
Net assets, end of year (000)	$13,779	$10,421	$5,264	$9,882		$5,445

Portfolio turnover rate	115.89%	147.34%	173.93%	205.25%		222.48%
(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	The effect of payment by an affiliate for violation of an investment restriction on total return is less than .01%.

See Notes to Financial Statements.

20

Financial Highlights (concluded)

MICRO CAP GROWTH FUND

	Class I Shares
	Year Ended 10/31
	2010	2009	2008	2007		2006
Per Share Operating Performance
Net asset value, beginning of year	$11.65	$ 9.31	$17.76	$14.43		$14.43

Investment operations:

Net investment loss(a)	(.24)	(.17)	(.22)	(.24)		(.22)

Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/sold in error	–	–	–	–	(b)	–

Net realized and unrealized gain (loss)	4.55	2.51	(7.89)	5.96		2.09

Total from investment operations	4.31	2.34	(8.11)	5.72		1.87

Distributions to shareholders from:

Net realized gain	–	–	(.34)	(2.39)		(1.87)

Net asset value, end of year	$15.96	$11.65	$ 9.31	$17.76		$14.43

Total Return(c)	37.00%	25.13%	(46.41)%	45.49	%(d)	14.56%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.85%	1.85%	1.84%	1.85%		1.85%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.85%	1.85%	1.84%	1.84%		1.85%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.86%	2.05%	1.98%	2.04%		3.04%

Net investment loss	(1.78)%	(1.75)%	(1.64)%	(1.52)%		(1.59)%

Supplemental Data:
Net assets, end of year (000)	$90,033	$53,973	$44,336	$56,463		$1,699

Portfolio turnover rate	115.89%	147.34%	173.93%	205.25%		222.48%
(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return assumes the reinvestment of all distributions.
(d)	The effect of payment by an affiliate for violation of an investment restriction on total return is less than .01%.

See Notes to Financial Statements.

21

Financial Highlights

MICRO CAP VALUE FUND

	Class A Shares
	Year Ended 10/31
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$18.57	$16.94	$28.90	$28.67	$26.96

Investment operations:

Net investment loss(a)	(.31)	(.19)	(.22)	(.28)	(.34)

Net realized and unrealized gain (loss)	5.07	1.82	(9.79)	4.89	5.18

Total from investment operations	4.76	1.63	(10.01)	4.61	4.84

Distributions to shareholders from:

Net realized gain	–	–	(1.95)	(4.38)	(3.13)

Net asset value, end of year	$23.33	$18.57	$16.94	$28.90	$28.67

Total Return(b)	25.63%	9.62%	(36.82)%	18.84%	20.09%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	2.06%	2.10%	2.09%	2.09%	2.10%

Expenses, including expense reductions, management fee waived and expenses reimbursed	2.06%	2.10%	2.08%	2.09%	2.10%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	2.06%	2.22%	2.14%	2.20%	2.45%

Net investment loss	(1.48)%	(1.14)%	(.95)%	(1.05)%	(1.29)%

Supplemental Data:
Net assets, end of year (000)	$30,139	$22,730	$17,522	$25,561	$18,156

Portfolio turnover rate	48.03%	42.27%	56.70%	37.11%	50.45%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

22

Financial Highlights (concluded)

MICRO CAP VALUE FUND

	Class I Shares
	Year Ended 10/31
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$18.98	$17.27	$29.36	$28.99	$27.17

Investment operations:

Net investment loss(a)	(.27)	(.15)	(.16)	(.20)	(.28)

Net realized and unrealized gain (loss)	5.20	1.86	(9.98)	4.95	5.23

Total from investment operations	4.93	1.71	(10.14)	4.75	4.95

Distributions to shareholders from:

Net realized gain	–	–	(1.95)	(4.38)	(3.13)

Net asset value, end of year	$23.91	$18.98	$17.27	$29.36	$28.99

Total Return(b)	25.97%	9.90%	(36.68)%	19.16%	20.38%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.81%	1.85%	1.84%	1.83%	1.85%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.81%	1.85%	1.83%	1.83%	1.85%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.81%	1.97%	1.89%	1.93%	2.20%

Net investment loss	(1.23)%	(.90)%	(.70)%	(.71)%	(1.05)%

Supplemental Data:
Net assets, end of year (000)	$85,868	$57,977	$47,883	$57,664	$3,872

Portfolio turnover rate	48.03%	42.27%	56.70%	37.11%	50.45%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

23

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company and was organized as a Delaware statutory trust on February 26, 1993. The Trust currently consists of nine funds. This report covers the following two funds (separately, a “Fund” and collectively, the “Funds”) and their respective classes: Lord Abbett Micro-Cap Growth Fund (“Micro Cap Growth Fund”), Class A and I shares and Lord Abbett Micro-Cap Value Fund (“Micro Cap Value Fund”), Class A and I shares. The investment objective of both Micro Cap Growth Fund and Micro Cap Value Fund is long-term capital appreciation.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. A contingent deferred sales charge (“CDSC”) may apply to certain redemptions of Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in the Fund’s prospectus). Class I shares are not subject to any sales charges.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. Each Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in interest income in the Statements of Operations. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

24

Notes to Financial Statements (continued)

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for the fiscal years ended October 31, 2007 through October 31, 2010. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Trust on a pro rata basis by relative net assets. Expenses incurred by the Funds, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A shares bear class-specific expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(g)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 - unadjusted quoted prices in active markets for identical investments;

•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 - significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

25

Notes to Financial Statements (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2010 in valuing each Fund’s investments carried at value:

	Micro Cap Growth Fund				Micro Cap Value Fund
Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$99,072	$—	$—	$99,072	$111,583	$—	$—	$111,583
Repurchase Agreement	—	3,814	—	3,814	—	5,753	—	5,753
Total	$99,072	$3,814	$—	$102,886	$111,583	$5,753	$—	$117,336
*	See Schedule of Investments for values in each industry.

3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

The management fee is based on each Fund’s average daily net assets at an annual rate of 1.50%.

For Micro Cap Growth Fund and Micro Cap Value Fund, the effective management fee, net of waivers, was 1.49% and 1.50%, respectively.

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of each Fund’s average daily net assets.

For the period November 1, 2009 through February 26, 2010, Lord Abbett voluntarily agreed to waive all or a portion of its management fee for each Fund and, if necessary, reimburse each Fund’s other expenses to the extent necessary so that each class’ total net annual operating expenses, excluding 12b-1 fees, did not exceed an annualized rate of 1.85%.

Effective February 27, 2010, Lord Abbett has contractually agreed to continue such waivers under the same terms. This agreement may be terminated, with respect to each Fund, only upon the approval of the Funds’ Board of Trustees.

The Funds, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), have entered into a Servicing Arrangement with Lord Abbett Alpha Strategy Fund (the “Alpha Strategy Fund”) of the Trust, pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of Alpha Strategy Fund in proportion to the average daily value of the Underlying Fund shares owned by Alpha Strategy Fund. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy expense on each Fund’s Statement of Operations and Payable to affiliate on each Fund’s Statement of Assets and Liabilities.

26

Notes to Financial Statements (continued)

As of October 31, 2010, the percentages of the Micro Cap Growth Fund’s and Micro Cap Value Fund’s outstanding shares owned by Alpha Strategy Fund were 81.35% and 66.60%, respectively.

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon each Fund’s average daily net assets attributable to Class A at an annual rate of .25%.

Class I shares do not have a distribution plan.

Two Trustees and certain of the Trust’s officers have an interest in Lord Abbett.

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

As of October 31, 2010, the components of accumulated gains on a tax-basis were as follows:

	Micro Cap Growth Fund	Micro Cap Value Fund
Capital loss carryforwards*	$(8,999,397)	$(15,468,761)
Temporary differences	(5,548)	(7,594)
Unrealized gains – net	25,845,876	16,931,596
Total accumulated gains – net	$16,840,931	$1,455,241
*As	of October 31, 2010, the capital loss carryforwards, along with the related expiration dates, were as follows:

	2016	2017	Total
Micro Cap Growth Fund	$5,036,909	$3,962,488	$8,999,397
Micro Cap Value Fund	–	15,468,761	15,468,761

27

Notes to Financial Statements (continued)

As of October 31, 2010, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Micro Cap Growth Fund	Micro Cap Value Fund
Tax cost	$77,040,586	$100,404,756
Gross unrealized gain	28,054,004	20,523,870
Gross unrealized loss	(2,208,128)	(3,592,274)
Net unrealized security gain	$25,845,876	$16,931,596

The difference between book-basis and tax-basis unrealized gains/(losses) is attributable to the tax treatment of wash sales.

Permanent items identified during the fiscal year ended October 31, 2010 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Accumulated Net Investment Loss	Paid-in Capital
Micro Cap Growth Fund	$1,532,242	$(1,532,242)
Micro Cap Value Fund	1,312,841	(1,312,841)

The permanent differences are attributable to the tax treatment of net operating losses.

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended October 31, 2010 were as follows:

	Purchases	Sales
Micro Cap Growth Fund	$101,958,934	$93,042,980
Micro Cap Value Fund	57,516,053	45,953,167

There were no purchases or sales of U.S. Government securities for the fiscal year ended October 31, 2010.

6.    TRUSTEES’ REMUNERATION

The Trust’s officers and the two Trustees who are associated with Lord Abbett do not receive any compensation from the Trust for serving in such capacities. Outside Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Trustees under which outside Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statements of Operations and in Trustees’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.    EXPENSE REDUCTIONS

The Trust has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

28

Notes to Financial Statements (continued)

8.    LINE OF CREDIT

The Funds and certain other funds managed by Lord Abbett have available an unsecured revolving credit facility (“Facility”) from State Street Bank and Trust Company (“SSB”), to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Facility is renewed annually under terms that depend on market conditions at the time of the renewal. Accordingly, effective December 4, 2009, the amount available under the Facility remains $200,000,000 and the annual fee to maintain the Facility (of which each participating fund pays its pro rata share based on the net assets of each participating fund) was changed from .125% of the amount available under the Facility to .15%. This amount is included in Other expenses on the Funds’ Statement of Operations.

In connection with the renewal, the Funds paid an upfront commitment fee of .05% on December 4, 2009, which is included in Prepaid expenses and other assets on the Statements of Assets and Liabilities, and is amortized through Other expenses on the Statements of Operations over the annual period. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement. As of October 31, 2010, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended October 31, 2010.

On November 22, 2010, the Funds and certain other funds managed by Lord Abbett entered into a short term extension of the Facility through February 3, 2011.

9. CUSTODIAN AND ACCOUNTING AGENT

SSB is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

10. INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with micro-cap and growth or value stocks. The value of an investment in each Fund will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Funds invest. Micro-cap companies may be subject to greater risks and may be more sensitive to changes in economic conditions than larger, more established companies. There may be less liquidity in micro-cap company stocks, subjecting them to greater price fluctuations than larger company stocks. In the case of Micro Cap Growth Fund, the growth stocks in which it generally invests may add to the Fund’s volatility. In the case of the Micro Cap Value Fund, the intrinsic value of particular value stocks may not be recognized for a long time.

These factors can affect each Fund’s performance.

29

Notes to Financial Statements (concluded)

11. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

Micro Cap Growth Fund	Year Ended October 31, 2010		Year Ended October 31, 2009
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	7,137	$93,065	468,196	$3,392,456
Shares reacquired	(37,187)	(484,780)	(127,911)	(1,268,408)
Increase (decrease)	(30,050)	$(391,715)	340,285	$2,124,048

Class I Shares
Shares sold	1,049,195	$13,987,591	518,054	$3,982,745
Shares reacquired	(41,760)	(563,267)	(647,396)	(5,400,721)
Increase (decrease)	1,007,435	$13,424,324	(129,342)	$(1,417,976)

Micro Cap Value Fund	Year Ended October 31, 2010		Year Ended October 31, 2009
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	87,076	$1,901,984	250,316	$3,540,920
Shares reacquired	(19,187)	(412,148)	(60,906)	(942,184)
Increase	67,889	$1,489,836	189,410	$2,598,736

Class I Shares
Shares sold	577,917	$12,336,301	336,054	$5,785,547
Shares reacquired	(40,182)	(879,923)	(54,793)	(892,527)
Increase	537,735	$11,456,378	281,261	$4,893,020

30

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Lord Abbett Securities Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Lord Abbett Micro-Cap Growth Fund and Lord Abbett Micro-Cap Value Fund, two of the portfolios constituting the Lord Abbett Securities Trust (the “Trust”) as of October 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lord Abbett Micro-Cap Growth Fund and Lord Abbett Micro-Cap Value Fund of the Lord Abbett Securities Trust as of October 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period the ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

December 23, 2010

31

Basic Information About Management

The Board of Trustees (the “Board”) is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware. The Board appoints officers who are responsible for the day-to-day operations of the Trust and who execute policies authorized by the Board. The Board also approves an investment adviser to the Trust and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Trust’s investment adviser.

Interested Trustees

The following Trustees are associated with Lord Abbett and are “interested persons” of the Trust as defined in the Act. Mr. Dow and Ms. Foster are officers and directors or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During Past Five Years

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Trustee since 1993 and Chairman since 1996

Principal Occupation: Senior Partner of Lord Abbett (since 2007) and was formerly Managing Partner (1996 – 2007) and Chief Investment Officer (1995 – 2007), joined Lord Abbett in 1972.

Other Directorships: None.

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Trustee and President since 2006	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Trustees

The following Independent Trustees also are directors or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Trustee since 1994

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 – 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 – 2010) and Adelphia Communications Inc. (2003 – 2007).

32

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During Past Five Years

William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Trustee since 1998

Principal Occupation: Co-founder and Chairman of the Board of the financial advisory firm of Bush–O’Donnell & Company (since 1986).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 2002). Previously served as a director of Engineered Support Systems, Inc.

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Trustee since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Avondale, Inc. (1991 - 2005) and Interstate Bakeries Corp. (1991 - 2008).

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Trustee since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Resources Connection, Inc., a consulting firm 2004 - 2007).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as a director and Chairman of the Board of GMAC Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Trustee since 1993

Principal Occupation: Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).

Other Directorships: Currently serves as director of Ace, Ltd. (since 1997). Previously served as a director of Hewitt Associates, Inc. (2004 - 2010).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Viacell Inc. (2003 - 2007).

33

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Trust. All of the officers of the Trust also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner of Lord Abbett (since 2007), and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2009	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2005	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Gerard S. E. Heffernan, Jr. (1963)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1998.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2003	Portfolio Manager, joined Lord Abbett in 2003.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 2003.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 2001.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 2003.

Christopher J. Towle (1957)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1987.

34

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During Past Five Years

Stacy P. Allen (1967)	Vice President	Elected in 2009	Partner and Chief Administrative Officer (since 2009), and was formerly a Client Portfolio Manager (2006 - 2008) and Director of Institutional Mutual Funds (2003 - 2006), joined Lord Abbett in 2003.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Anthony W. Hipple (1964)	Vice President	Elected in 2006	Portfolio Manager, joined Lord Abbett in 2002.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Portfolio Manager, rejoined Lord Abbett in 2007 from Jennison Associates LLC (2005 - 2007). Mr. Khanna’s former experience at Lord Abbett included Senior Research Analyst – other investment strategies (2000 - 2005).

Thomas B. Maher (1967)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2001.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1993	Partner and Director, joined Lord Abbett in 1983.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006 and was formerly an attorney at Morgan, Lewis & Bockius LLP.

35

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During Past Five Years

Randy M. Reynolds (1972)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and the General Counsel at Cohen & Steers Capital Management, Inc. (1999 - 2007).

Francis T. Timons (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Research Analyst at Robert W. Baird & Co. (2004 - 2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Trust’s Trustees. It is available free upon request.

36

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your Fund or Funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedules of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

37

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Securities Trust

Micro-Cap Growth Fund

Micro-Cap Value Fund

LAMCVF-2-1010

(12/10)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended October 31, 2010 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 888-522-2388.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that each of the following independent trustees who are members of the audit committee is an audit committee financial expert: E. Thayer Bigelow, Robert B. Calhoun Jr., Franklin W. Hobbs, and James L.L. Tullis. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended October 31, 2010 and 2009 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2010	2009
Audit Fees {a}	$340,500	$326,500
Audit-Related Fees	- 0 -	- 0 -

Total audit and audit-related fees	340,500	326,500

Tax Fees {b}	72,827	58,922
All Other Fees	- 0 -	- 0 -

Total Fees	$413,327	$385,422

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended October 31, 2010 and 2009 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•

any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended October 31, 2010 and 2009 were:

	Fiscal year ended:
	2010	2009
All Other Fees {a}	$171,360	$161,385

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SAS 70 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended October 31, 2010 and 2009 were:

	Fiscal year ended:
	2010	2009
All Other Fees	$ - 0 -	$ - 0-

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	Amendments to Code of Ethics – Not applicable.

(a)(2)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(a)(3)	Not applicable.

(b)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT SECURITIES TRUST

	By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

Date: December 22, 2010

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: December 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

Date: December 22, 2010

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: December 22, 2010